UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-03334

CALVERT SOCIAL INVESTMENT FUND
(Exact name of registrant as specified in charter)

4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Address of Principal Executive Offices)

John H. Streur
4550 Montgomery Avenue
Suite 1000N
Bethesda, Maryland 20814
(Name and Address of Agent for Service)

Registrant's telephone number, including area code: (301) 951-4800

Date of fiscal year end: September 30

Date of reporting period: Six months ended March 31, 2016

Item 1. Report to Stockholders.

Calvert Social Investment Fund • Calvert Balanced Portfolio • Calvert Bond Portfolio • Calvert Equity Portfolio • Calvert Large Cap Core Portfolio

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TABLE OF CONTENTS

1	President's Letter
2	Balanced Portfolio Management Discussion
6	Bond Portfolio Management Discussion
9	Equity Portfolio Management Discussion
12	Large Cap Core Portfolio Management Discussion
16	Understanding Your Fund’s Expenses
19	Schedules of Investments
57	Statements of Assets and Liabilities
61	Statements of Operations
63	Statements of Changes in Net Assets
71	Notes to Financial Statements
84	Financial Highlights
100	Proxy Voting
100	Availability of Quarterly Portfolio Holdings
100	Basis for Board's Approval of Investment Advisory Contracts

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Matthew Duch Vice President, Portfolio Manager
Brian S. Ellis, CFA Portfolio Manager	Joshua Linder, CFA Portfolio Manager
Christopher Madden, CFA Portfolio Manager	Kurt Moeller, CFA Portfolio Manager
Jade Huang Portfolio Manager
Market Review
Equity markets generally performed well over the trailing six months. However, positive returns from most major global equity indices masked the market volatility that played out during the period as concerns about global economic weakness and the implications of plunging oil prices weighed on investor sentiment. U.S. stocks benefited from solid macroeconomic data and an improving labor market. On the other hand, additional monetary easing by the European Central Bank (ECB) and Bank of Japan (BOJ) was met by investor skepticism as European and Japanese equities continued to struggle. For the six-month period ended March 31, 2016, the Russell 1000 Index returned 7.75%.
The U.S. fixed income market also produced broadly positive returns for the six-month period, with the Barclays U.S. Aggregate Index returning 2.45%. Declines in global government bond yields were responsible for most of this performance, largely due to actions taken by major central banks. The Federal Reserve (the Fed) elected to raise interest rates in December for the first time in nine years, which caused the yield curve to move higher and flatten, but the Fed’s incrementally cautious outlook later in the period lowered market expectations for further rate hikes. The BOJ joined the growing list of countries with negative policy rates, while the ECB expanded its asset purchase program to include corporate bonds. Despite high volatility in risk assets, spread sectors generally performed well, with many outperforming comparable duration Treasuries.
Investment Strategy and Technique
The Portfolio typically invests about 60% of its assets in equity securities and 40% in debt securities of companies. The equity portion is primarily large-cap U.S. stocks. The fixed-income portion is primarily a variety of investment grade debt securities. In conjunction with Calvert’s financial analysis, Calvert’s comprehensive responsible investment principles guide our investment research processes and decision-making to inform our view of risk and opportunity factors.

•
Our U.S. stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

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CALVERT BALANCED PORTFOLIO
MARCH 31, 2016

TEN LARGEST STOCK HOLDINGS	% OF NET ASSETS
Apple, Inc.	3.1%
Omnicom Group, Inc.	2.0%
CVS Health Corp.	1.9%
Target Corp.	1.9%
Verizon Communications, Inc.	1.8%
Wells Fargo & Co.	1.7%
Unilever NV, NY Shares	1.5%
Johnson & Johnson	1.5%
Moody's Corp.	1.5%
Cisco Systems, Inc.	1.5%
Total	18.4%

•	We use a relative value strategy to primarily invest in investment-grade income producing securities that are, in our opinion, consistent with prudent investment risk and preservation of capital.
Fund Performance Relative to the Benchmark
For the six-month period ended March 31, 2016, Calvert Balanced Portfolio Class A shares (at NAV) returned 3.95%, underperforming its benchmark, the Russell 1000 Index, which returned 7.75%. The Portfolio also underperformed a blended return from the Balanced Composite Benchmark1, a mix of market indexes that more closely reflects the Portfolio’s asset allocation strategy. The composite benchmark returned 5.99% for the period. Relative underperformance by the equity portion of the Portfolio compared with the Russell 1000 Index was the largest detractor during the period. Underperformance by the fixed income portion of the portfolio relative to the Barclays U.S. Aggregate Bond Index was also a modest detractor from performance. This was partially offset by the Portfolio’s overweight in equities and underweight to fixed income, as stock outperformed bonds for the period.

•	The Asset allocation strategy added value during the period, driven by an overweight allocation to large cap U.S. stocks, and modest, but well-timed shifts in the stock, bond, and cash allocations.

•
Stock selection within the Information Technology sector was the primary source of underperformance by the equity portion of the Portfolio, with the Portfolio hurt by not holding Facebook and being underweight Alphabet (Google). Apple, one of the Portfolio’s largest active positions, also detracted from performance. Despite these near-term

CALVERT BALANCED PORTFOLIO
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	3.95%	-2.83%
Class C	3.54%	-3.61%
Class I	4.13%	-2.47%
Class Y	4.05%	-2.65%
Russell 1000 Index	7.75%	0.50%
Balanced Composite Benchmark	5.99%	0.89%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	3.73%	-3.09%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charges.
Balanced Composite benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.

CALVERT BALANCED PORTFOLIO
MARCH 31, 2016

ASSET ALLOCATION	% OF TOTAL INVESTMENTS
Equity	60.1%
Fixed Income	35.1%
Short-Term Investments	4.8%
Total	100%

headwinds, we believe Apple is attractively valued at current levels, especially given the cash on its balance sheet and Apple’s strong track record of product innovation.

•
On the positive side, stock selection in Consumer Discretionary was a top contributor to performance, driven by advertising agency Omnicom. Omnicom rose 28% in the period, after reporting continued strong revenue and earnings growth, particularly relative to peers. Omnicom also generates strong free cash flow, which it uses to pay a healthy dividend and consistently repurchase shares.

•	An over allocation to and strong security selection within investment-grade corporates contributed positively to performance for the period.

______________________________
1The Balanced Composite benchmark is comprised of 60% Russell 1000 Index and 40% Barclays U.S. Aggregate Bond Index.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 3

Specifically, security selection within the Banking sector led the outperformance. Elsewhere within investment-grade corporates, the Portfolio continued to benefit from an underweight to, and outperformance within, the Energy sector.

•	The allocation to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS) were notable detractors to performance.

•
Going forward, we continue to believe an underweight to duration is appropriate. In our view, the front-end of the yield curve remains vulnerable to market repricing of the timing of Fed policy. Spread sectors, including those not in the Portfolio’s benchmark, such as short-maturity, high-yield corporates, continue to offer attractive short-term investment opportunities.

Positioning and Market Outlook
When equities rallied to start the fourth quarter of 2015, we used the bounce as an opportunity to reduce equity exposure and allocate to cash. We believe bringing the Portfolio’s equity allocation closer to the policy target of 60% is a more appropriate level of risk given the backdrop of rising volatility and lingering concerns about global economic growth. Our concern about high valuations in equity markets notwithstanding, we feel that pockets of growth provide plenty of opportunities for stock picking and that our value and quality biased investment approach should make the Portfolio well positioned in this market environment.
At this stage in the credit cycle, we maintain our cautious view on bonds that we adopted in late 2014, but, after a difficult year for spread sectors, we are finding opportunities. Areas of the investment grade corporate market look particularly attractive to us and we look to opportunistically increase allocations to this market. We continue to believe an active multi-sector approach to fixed income, including strategic allocations to cash and Treasuries, are key to navigating through the high volatility environment that we expect for the foreseeable future. Sector and security selection will be even more important in 2016.
During the period, we initiated a 2% allocation of the Fund's assets to an Unconstrained Fixed Income strategy. This strategy is managed with an absolute return focus, as it is not managed relative to the constraints of a traditional fixed income index. The purpose of this specific allocation is to serve as a complement to the Fund's core fixed income allocation (US Aggregate benchmarked). As we expect a continued environment of unprecedented monetary policy intervention and slow economic growth, we believe return expectations of core fixed income should be reduced and volatility will remain elevated. Strategies that provide flexibility to manage overall duration and credit exposure could improve the risk and return characteristics of a core fixed income allocation. We believe this allocation, which could increase over time, will improve the risk and return profile for the overall fixed income allocation.

Vishal Khanduja, CFA	Matthew Duch

Brian S. Ellis, CFA	Joshua Linder, CFA

Christopher Madden, CFA	Kurt Moeller, CFA

Jade Huang
Calvert Investment Management, Inc.
May 2016

4 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BALANCED PORTFOLIO
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIFX	-7.44%	5.99%	4.03%
Class C (with max. load)	CSGCX	-4.57%	6.16%	3.64%
Class I	CBAIX	-2.47%	7.53%	5.05%
Class Y	CBAYX	-2.65%	7.14%	4.59%
Russell 1000 Index		0.50%	11.35%	7.06%
Balanced Composite Benchmark		0.89%	9.14%	7.18%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		-3.09%	6.02%	4.73%

Calvert Balanced Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.97%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 5

PORTFOLIO MANAGEMENT DISCUSSION

Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Matthew Duch Vice President, Portfolio Manager
Brian S. Ellis, CFA Portfolio Manager
Market Review
US Fixed Income markets experienced heightened volatility but provided positive returns mainly driven by the safe haven government bond sector. During the first half of the period (Q4 2015) the Federal Open Market Committee (FOMC) raised the target range for the federal funds rate by 25bps to 25-50bps - nearly seven years to the date after moving to the zero lower bound.
The period was one where investors had to absorb higher volatility for the low returns as markets operated in an environment with decreased liquidity due to reduced dealer balance sheets, China’s hard-landing fears, commodity led volatility in risk asset valuations and FOMC’s first tightening move and future glide path.
2015 was a challenging year for US credit. Both Investment Grade and High Yield finished 2015 with negative returns. 2016 started off on a similar tone with risk assets severely underperforming for the first half of Q1 2016. The 6 month period finished with positive returns as risk assets pivoted midway through February with improving U.S. economic data along with further accommodative actions by global central banks. Barclays US Aggregate (2.44% total return and 0.29% excess return1), Barclays US Credit (3.38% total return and 0.70% excess return) and Barclays US High Yield (1.22% total return and -0.46% excess return) provided positive returns for the period.
Investment Strategy and Technique
The Fund seeks to maximize current income, consistent with preservation of capital, through investment in bonds and other debt securities.
The Fund uses a relative value strategy, and typically invests at least 80% of its assets in bonds of any maturity. At least 80% of the Fund's assets will be invested in investment grade debt securities.
In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.
Fund Performance Relative to the Benchmark
The Fund’s allocation to asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), were the primary contributors to underperformance.
Over allocation to investment-grade corporates and strong security selection within investment-grade corporate sectors contributed positively to Fund performance for the quarter. Specifically, security selection within the Banking and Energy subsectors led the outperformance. Elsewhere within investment-grade corporates, the Fund continued to benefit from an underweight to, and outperformance within, the Energy sector.
Going forward, we continue to believe an underweight to duration is appropriate. In our view, the front-end of the yield curve remains vulnerable to market repricing of the timing of Fed policy. Spread sectors, including those not in the Fund’s benchmark, such as short-maturity, high-yield corporates, continue to offer attractive short-term.
______________________________
1Returns above comparable U.S. Treasury securities.

6 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Common Stocks	0.1%
Corporate	45.5%
Financial Institutions	17.8%
Industrial	27.5%
Utility	0.2%
Government Related	2.9%
Agencies	0.8%
Local Authorities	2.1%
High Social Impact Investments	0.7%
Municipal	1.2%
Education	0.4%
Government Public Services	0.2%
Health Care	0.2%
Transportation	0.4%
Securitized	32.8%
Asset-Backed Securities	18.6%
Collateralized Mortgage Obligations	0.2%
Collateralized Mortgage-Backed Securities	11.1%
Mortgage-Backed Passthrough	2.9%
Short-term Investments	6.6%
Treasury	10.2%
Total	100%

Positioning and Market Outlook
We expect the fixed income markets to continue to be driven by three broad factors: divergence, volatility and liquidity challenges.
We believe the global central banks will remain very vocal and a continued source of market volatility. We also think policy divergence between the United States and the rest of the world will come back into focus. Despite recent weakness in U.S. economic data, and dovish rhetoric from the Fed, we believe the economy and reported data should stabilize enough to allow the Fed to gradually continue tightening.
The Fund’s allocation to spread sectors remains largely the same as the previous two quarters. While at this stage in the credit cycle we think caution is warranted, we believe current spread levels in certain areas of the market compensate for these risks. Areas of the investment-grade corporate market appear particularly attractive to us, and we will look to opportunistically increase allocations to this market.
We continue to believe an active, multi-sector approach to fixed income investing is a sound strategy to successfully navigating the volatile, liquidity challenged environment we expect for the foreseeable future.

CALVERT BOND PORTFOLIO
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	2.00%	0.02%
Class C	1.57%	-0.85%
Class I	2.15%	0.49%
Class Y	2.13%	0.26%
Barclays U.S. Aggregate Bond Index	2.44%	1.96%
Barclays U.S. Credit Index	3.38%	0.93%
Lipper A Rated Corporate Debt Funds Average	2.61%	0.37%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 3.75% front-end sales charge or any deferred sales charge.

	30 DAYS ENDED
SEC YIELD	9/30/15	3/31/16
Class A	2.61%	2.52%
Class C	1.86%	1.75%
Class I	3.22%	2.96%
Class Y	2.97%	2.89%

Vishal Khanduja, CFA	Matthew Duch

Brian S. Ellis, CFA
Calvert Investment Management, Inc.
May 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 7

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 3.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT BOND PORTFOLIO
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIBX	-3.75%	2.72%	3.74%
Class C (with max. load)	CSBCX	-1.84%	2.67%	3.30%
Class I	CBDIX	0.49%	4.09%	4.74%
Class Y	CSIYX	0.26%	3.80%	4.34%
Barclays U.S. Aggregate Bond Index		1.96%	3.78%	4.90%
Barclays U.S. Credit Index		0.93%	5.00%	5.70%
Lipper A Rated Corporate Debt Funds Average		0.37%	4.45%	4.93%

Calvert Bond Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 0.89%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

8 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

PORTFOLIO MANAGEMENT DISCUSSION

Atlanta Capital Management Company
Market Review
The past 6 months can be summed up in one word - volatile. The Russell 1000® Growth Index has seen peak to trough returns of +10.1%, -14.9% and +14.4% all in the span of 2 quarters. While there are several factors contributing to the volatility, including China’s slowing growth, concerns about global GDP growth, weakness in commodities and the strength of the dollar, the Federal Reserve and the uncertain path of interest rates appears to be dominating the headlines. The Fed raised rates for the first time in 9 years in December and laid out a clear path toward higher rates, only to reverse course by March and signal a much slower path to higher rates because of weakening GDP. These market uncertainties have created an environment of near term volatility.
Investment Strategy and Technique
The Fund primarily invests in the common stocks of U.S. large-cap companies. The Sub-advisor looks for companies with a demonstrated history of consistent growth and stability in earnings and whose equities are selling at attractive valuations. In conjunction with this independent financial analysis, companies must meet Calvert’s comprehensive responsible investment principles.

•	Domestic large-cap growth portfolio

•	Incorporates independent financial analysis and Calvert’s comprehensive responsible investment principles
Fund Performance Relative to the Benchmark
The Class A shares of the Fund underperformed the Russell 1000® Growth Index and the S&P 500® for the six month period ended March 31, 2016 (the Fund changed its benchmark from the S&P 500® Index to the Russell 1000® Growth Index during the period). Financials hurt performance as American Express was the leading detractor after lowering its outlook largely related to the loss of the Costco relationship and slowing trends in card usage. Healthcare was also a headwind as disappointing outlooks from Perrigo, Novartis and Cerner weighed on performance. Dollar General and Ross Stores were positive contributors as discount retailers continue to take share in retail. Industrials was the best performing sector in the period and positive stock selection from 3M and IDEX helped performance.

•	The Fund (Class A shares at NAV) underperformed the Russell 1000® Growth by 2.72% during the period from negative stock selection and sector allocation

•	The Fund maintains no exposure to the Telecom sector: Verizon was one of the largest detractors to performance as the market rewarded yield during this period of volatility

•	Positive stock selection in Energy, Industrials and Information Technology contributed to performance
Positioning and Market Outlook
Broad market valuations don’t appear to be at extremes, but consensus market earnings continue a downward revision path and are now expected to see low single digit growth in 2016. The market remains focused on the path of interest rates by the Federal Reserve, the strength (and recent weakness) of the dollar and the price of oil. These uncertainties are likely to contribute to more near term volatility. While performance has bounced around month to month, we will continue our discipline of finding high quality growth stocks at a discount to intrinsic value. We believe our style of investing is the right place to be in today’s market.
Atlanta Capital Management
May 2016

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 9

CALVERT EQUITY PORTFOLIO
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Information Technology	29.1%
Health Care	17.6%
Consumer Discretionary	16.1%
Consumer Staples	13.6%
Industrials	7.6%
Financials	6.0%
Materials	3.6%
Short-Term Investments	3.2%
Energy	1.5%
High Social Impact Investments	0.6%
Limited Partnership Interest	0.6%
Venture Capital	0.5%
Total	100%

CALVERT EQUITY PORTFOLIO
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	5.39%	1.38%
Class C	4.98%	0.60%
Class I	5.62%	1.81%
Class Y	5.54%	1.65%
Russell 1000 Growth Index	8.11%	2.52%
S&P 500 Index	8.49%	1.78%
Lipper Large-Cap Growth Funds Average	4.45%	-1.43%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
CVS Health Corp.		4.7%
Alphabet, Inc., Class C		4.6%
Visa, Inc., Class A		4.4%
Apple, Inc.		4.2%
Lowe's Co.'s, Inc.		3.5%
Danaher Corp.		2.8%
Ecolab, Inc.		2.7%
Bristol-Myers Squibb Co.		2.7%
Amphenol Corp., Class A		2.6%
Biogen, Inc.		2.5%
Total		34.7%

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Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with benchmarks that include a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT EQUITY PORTFOLIO
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CSIEX	-3.44%	8.67%	6.67%
Class C (with max. load)	CSECX	-0.40%	8.94%	6.39%
Class I	CEYIX	1.81%	10.30%	7.76%
Class Y	CIEYX	1.65%	10.12%	7.46%
Russell 1000® Growth Index*		2.52%	12.38%	8.28%
S&P 500® Index		1.78%	11.58%	7.01%
Lipper Large-Cap Growth Funds Average		-1.43%	10.45%	6.89%

* Effective December 10, 2016, the Fund changed its benchmark from Standard and Poor’s (“S&P”) 500® Index to the Russell 1000® Growth Index because the Advisor believes that the Russell 1000® Growth Index is more representative of the investment approach used to manage the Fund.
Calvert Equity Portfolio first offered Class Y shares on October 31, 2008. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been different.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.07%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 11

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	Christopher Madden, CFA Portfolio Manager
Kurt Moeller, CFA Portfolio Manager	Jade Huang Portfolio Manager
Market Review
Equity markets generally performed well over the trailing six months. However, positive returns from most major global equity indices masked the market volatility that played out during the period as concerns about global economic weakness and the implications of plunging oil prices weighed on investor sentiment. U.S. stocks benefited from solid macroeconomic data and an improving labor market. On the other hand, additional monetary easing by the European Central Bank (ECB) and Bank of Japan (BOJ) was met by investor skepticism as European and Japanese equities continued to struggle. For the six-month period ended March 31, 2016, the Russell 1000 Index returned 7.75%.
The Federal Reserve (the Fed) elected to raise interest rates in December for the first time in nine years. However, the Fed’s incrementally cautious outlook later in the period also lowered market expectations for further rate hikes. Dovish comments from the Fed similarly triggered a decline in the U.S. dollar, which provided a lift to commodity prices, including oil. The price of oil dropped below $30/barrel at one point before ending the period just shy of $40/barrel. Emerging markets (EM) benefited from the weaker dollar and higher commodity prices, and with economic data out of China showing signs of stabilization, EM stocks also participated in the market recovery.
Investment Strategy and Technique
The Fund invests primarily in the common stock of U.S. large-cap companies using fundamental, quantitative and macro-economic research and analyses. In conjunction with financial analysis, Calvert's comprehensive responsible investment principles guide the investment research process and decision-making.

•
Our U.S. stock selection model seeks to identify high quality companies trading at attractive valuations. While the core of our model embeds a value and quality bias, it also focuses on companies operating efficiently and demonstrating strong capital stewardship.

•
We review companies from a fundamental perspective to validate the stock selection model’s output, understand business drivers, determine whether ESG performance offers a competitive advantage, and avoid value traps.

Fund Performance Relative to the Benchmark
For the six month period ending March 31, 2016, Calvert Large Cap Core Portfolio, Class A shares returned 4.87%, underperforming its benchmark, the Russell 1000 Index, which returned 7.75%. Stock selection was the primary source of underperformance while sector allocation also detracted modestly.

•
Stock selection within the Information Technology sector was the primary source of underperformance by the equity portion of the Portfolio, with the Portfolio hurt by not holding Facebook and being underweight Alphabet (Google). Apple, one of the Portfolio’s largest active positions, also detracted from performance. Despite these near-term headwinds, we believe Apple is attractively valued at current levels, especially given the cash on its balance sheet and Apple’s strong track record of product innovation.

12 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP CORE PORTFOLIO
MARCH 31, 2016

ECONOMIC SECTORS	% OF TOTAL INVESTMENTS
Information Technology	21.1%
Health Care	15.5%
Financials	15.3%
Consumer Discretionary	11.6%
Industrials	11.2%
Consumer Staples	8.8%
Telecommunication Services	4.9%
Energy	3.9%
Exchange-Traded Products	3.3%
Materials	1.9%
Utilities	1.5%
Short-Term Investments	1.0%
Total	100%

•
On the positive side, stock selection in Consumer Discretionary was a top contributor to performance, driven by advertising agency Omnicom. Omnicom rose 28% in the period, after reporting continued strong revenue and earnings growth, particularly relative to peers. Omnicom also generates strong free cash flow, which it uses to pay a healthy dividend and consistently repurchase shares.

•	The Fund’s overweight to Financials detracted from performance as the Financials sector was the worst performing sector within the Russell 1000 Index during the period.
Positioning and Market Outlook
We maintain our favorable view on the U.S. economy and believe U.S. stocks can continue to post decent performance, although probably not as good as what we’ve experienced over the past couple of years. While valuations of U.S. equities appear stretched based on historical standards, the positive economic climate in the U.S. relative to the rest of the world should provide some support for elevated valuation levels, allowing U.S. stocks to potentially commanding a premium. That said, the sharp decline by equities at the start of the year revealed how sensitive market sentiment is right now. With equity valuations above historical averages, markets are more vulnerable to shocks from some of the negative catalysts currently in the global economy, such as slowing growth in China and increased geopolitical risk.
An improving U.S. economy, albeit with sluggish growth, should allow the Fed to continue on its tightening path, though this process will likely be slow and policy will remain accommodative. This contrasts with other global central banks, such as the ECB and BOJ, which remain committed to further easing.

CALVERT LARGE CAP CORE PORTFOLIO
MARCH 31, 2016

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	4.87%	-4.34%
Class C	4.46%	-5.07%
Class I	5.00%	-3.98%
Class Y	4.93%	-4.23%
Russell 1000 Index	7.75%	0.50%
Lipper Large-Cap Core Funds Average	6.27%	-1.24%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.

TEN LARGEST STOCK HOLDINGS		% OF NET ASSETS
Apple, Inc.		5.2%
Omnicom Group, Inc.		3.3%
CVS Health Corp.		3.2%
Target Corp.		3.2%
Verizon Communications, Inc.		3.0%
Wells Fargo & Co.		2.7%
Unilever NV, NY Shares		2.6%
Johnson & Johnson		2.5%
Moody's Corp.		2.5%
Microsoft Corp.		2.5%
Total		30.7%

However, market enthusiasm for global quantitative easing might continue to wane if robust economic recovery doesn’t follow.
We expect volatility in equity markets to continue, especially relative to the historically low levels of volatility experienced during the last few years, but this should also provide greater opportunities for stock picking. We also increased the number of Fund holdings during the period in order to better manage risk in this higher volatility environment. We are confident that our strategy can continue to succeed in the long-run as investors re-focus on stock specific issues including valuation and earnings quality metrics.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 13

Joshua Linder, CFA	Christopher Madden, CFA

Kurt Moeller, CFA	Jade Huang
Calvert Investment Management, Inc.
May 2016

14 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, or deferred sales charge, as applicable and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT LARGE CAP CORE PORTFOLIO
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CMIFX	-8.89%	8.01%	4.12%
Class C (with max. load)	CMICX	-6.02%	8.17%	3.74%
Class I	CMIIX	-3.98%	9.57%	5.16%
Class Y	CLYCX	-4.23%	9.13%	4.67%
Russell 1000 Index		0.50%	11.35%	7.06%
Lipper Large-Cap Core Funds Average		-1.24%	9.80%	6.00%

Calvert Large Cap Core Portfolio first offered Class Y shares on April 30, 2013. Performance prior to that date reflects the performance of Class A shares at net asset value (NAV). Actual Class Y share performance would have been higher than Class A share performance because Class Y has lower class-specific expenses than Class A.

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.23%. This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 15

UNDERSTANDING YOUR FUND'S EXPENSES
As an investor, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.
Balanced, Equity, and Large Cap Core each charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $5,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BALANCED	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.04%	$1,000.00	$1,039.50	$5.30
Hypothetical (5% return per year before expenses)	1.04%	$1,000.00	$1,019.80	$5.25
Class C
Actual	1.84%	$1,000.00	$1,035.40	$9.36
Hypothetical (5% return per year before expenses)	1.84%	$1,000.00	$1,015.80	$9.27
Class I
Actual	0.69%	$1,000.00	$1,041.30	$3.52
Hypothetical (5% return per year before expenses)	0.69%	$1,000.00	$1,021.55	$3.49
Class Y
Actual	0.86%	$1,000.00	$1,040.50	$4.39
Hypothetical (5% return per year before expenses)	0.86%	$1,000.00	$1,020.70	$4.34

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

16 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

BOND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	0.94%	$1,000.00	$1,020.00	$4.75
Hypothetical (5% return per year before expenses)	0.94%	$1,000.00	$1,020.30	$4.75
Class C
Actual	1.81%	$1,000.00	$1,015.70	$9.12
Hypothetical (5% return per year before expenses)	1.81%	$1,000.00	$1,015.95	$9.12
Class I
Actual	0.52%	$1,000.00	$1,021.50	$2.63
Hypothetical (5% return per year before expenses)	0.52%	$1,000.00	$1,022.40	$2.63
Class Y
Actual	0.67%	$1,000.00	$1,021.30	$3.39
Hypothetical (5% return per year before expenses)	0.67%	$1,000.00	$1,021.65	$3.39

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

EQUITY	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.10%	$1,000.00	$1,053.90	$5.65
Hypothetical (5% return per year before expenses)	1.10%	$1,000.00	$1,019.50	$5.55
Class C
Actual	1.87%	$1,000.00	$1,049.80	$9.58
Hypothetical (5% return per year before expenses)	1.87%	$1,000.00	$1,015.65	$9.42
Class I
Actual	0.67%	$1,000.00	$1,056.20	$3.44
Hypothetical (5% return per year before expenses)	0.67%	$1,000.00	$1,021.65	$3.39
Class Y
Actual	0.80%	$1,000.00	$1,055.40	$4.11
Hypothetical (5% return per year before expenses)	0.80%	$1,000.00	$1,021.00	$4.04

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 17

LARGE CAP CORE	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	1.22%	$1,000.00	$1,048.70	$6.25
Hypothetical (5% return per year before expenses)	1.22%	$1,000.00	$1,018.90	$6.16
Class C
Actual	2.04%	$1,000.00	$1,044.60	$10.43
Hypothetical (5% return per year before expenses)	2.04%	$1,000.00	$1,014.80	$10.28
Class I
Actual	0.81%	$1,000.00	$1,050.00	$4.15
Hypothetical (5% return per year before expenses)	0.81%	$1,000.00	$1,020.95	$4.09
Class Y
Actual	1.07%	$1,000.00	$1,049.30	$5.48
Hypothetical (5% return per year before expenses)	1.07%	$1,000.00	$1,019.65	$5.40

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

18 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BALANCED PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 57.9%
Air Freight & Logistics - 1.2%
United Parcel Service, Inc., Class B	76,841	8,104,420

Auto Components - 0.7%
Delphi Automotive plc	58,569	4,393,846

Automobiles - 0.6%
Ford Motor Co.	293,897	3,967,610

Banks - 3.1%
BB&T Corp.	83,398	2,774,652
Citigroup, Inc.	90,052	3,759,671
Community Bank of the Bay, Class A *	4,000	17,600
US Bancorp	66,693	2,707,069
Wells Fargo & Co.	223,940	10,829,738
		20,088,730

Beverages - 0.7%
PepsiCo, Inc.	46,800	4,796,064

Biotechnology - 2.6%
Amgen, Inc.	61,851	9,273,320
Gilead Sciences, Inc.	81,775	7,511,852
		16,785,172

Chemicals - 0.6%
PPG Industries, Inc.	35,909	4,003,494

Communications Equipment - 1.5%
Cisco Systems, Inc.	340,351	9,689,793

Consumer Finance - 1.8%
American Express Co.	83,251	5,111,612
Capital One Financial Corp. (a)	101,136	7,009,736
		12,121,348

Diversified Financial Services - 1.5%
Moody's Corp.	100,724	9,725,909

Diversified Telecommunication Services - 2.9%
AT&T, Inc.	186,157	7,291,769
Verizon Communications, Inc.	220,109	11,903,495
		19,195,264

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 19

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Electric Utilities - 0.2%
Portland General Electric Co.	30,807	1,216,568

Energy Equipment & Services - 1.7%
FMC Technologies, Inc. *	177,159	4,847,071
Frank's International NV	250,315	4,125,191
National Oilwell Varco, Inc.	76,161	2,368,607
		11,340,869

Food & Staples Retailing - 1.9%
CVS Health Corp.	123,104	12,769,578

Food Products - 1.0%
General Mills, Inc.	49,212	3,117,580
Mondelez International, Inc., Class A	92,595	3,714,912
		6,832,492

Gas Utilities - 0.5%
ONE Gas, Inc.	21,341	1,303,935
UGI Corp.	49,646	2,000,237
		3,304,172

Health Care Equipment & Supplies - 1.3%
St. Jude Medical, Inc.	150,460	8,275,300

Health Care Providers & Services - 1.9%
HCA Holdings, Inc. *	64,667	5,047,260
McKesson Corp.	49,465	7,778,371
		12,825,631

Hotels, Restaurants & Leisure - 0.6%
Darden Restaurants, Inc.	58,066	3,849,776

Industrial Conglomerates - 1.4%
Danaher Corp.	96,269	9,132,077

Insurance - 2.8%
American Financial Group, Inc.	104,589	7,359,928
MetLife, Inc.	67,765	2,977,594
Prudential Financial, Inc.	110,044	7,947,378
		18,284,900

Internet Software & Services - 1.3%
Alphabet, Inc., Class A *	10,985	8,380,457

20 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
IT Services - 3.9%
Accenture plc, Class A	36,260	4,184,404
Cognizant Technology Solutions Corp., Class A *	92,296	5,786,959
DST Systems, Inc.	50,758	5,723,980
MasterCard, Inc., Class A	63,433	5,994,418
Western Union Co. (The)	217,944	4,204,140
		25,893,901

Machinery - 3.1%
Cummins, Inc.	40,754	4,480,495
Dover Corp.	149,945	9,645,962
Ingersoll-Rand plc	105,848	6,563,634
		20,690,091

Media - 2.0%
Omnicom Group, Inc.	155,699	12,958,828

Metals & Mining - 0.5%
Reliance Steel & Aluminum Co.	46,465	3,214,913

Multi-Utilities - 0.2%
Avista Corp.	28,885	1,177,930

Multiline Retail - 1.9%
Target Corp.	152,794	12,571,890

Oil, Gas & Consumable Fuels - 0.6%
Oneok, Inc.	126,609	3,780,545

Personal Products - 1.5%
Unilever NV, NY Shares	226,101	10,102,193

Pharmaceuticals - 3.5%
Johnson & Johnson	90,703	9,814,065
Merck & Co., Inc.	103,829	5,493,592
Pfizer, Inc.	254,978	7,557,548
		22,865,205

Professional Services - 1.0%
Robert Half International, Inc.	135,256	6,300,224

Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	124,723	4,034,789

Software - 2.3%
Microsoft Corp.	172,573	9,531,207
Oracle Corp.	134,600	5,506,486
		15,037,693

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 21

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Specialty Retail - 1.2%
Lowe's Co.'s, Inc.	65,224	4,940,718
TJX Co.'s, Inc. (The)	37,068	2,904,278
		7,844,996

Technology Hardware, Storage & Peripherals - 3.1%
Apple, Inc.	187,131	20,395,408

Venture Capital - 0.7%
Agraquest, Inc., Contingent Deferred Distribution *(b)(c)	1	67,429
CFBanc Corp. *(b)(c)	27,000	293,347
Consensus Orthopedics, Inc. *(b)(c)	180,877	153
Kickboard *(b)(c)	169,932	33,568
MACH Energy *(b)(c)	20,536	1,637
Neighborhood Bancorp *(b)(c)	10,000	—
Seventh Generation, Inc. *(b)(c)	150,222	4,179,066
Wild Planet Entertainment, Contingent Deferred Distribution *(b)(c)	1	21,841
Wind Harvest Co., Inc. *(b)(c)	8,696	—
		4,597,041

Wireless Telecommunication Services - 0.0%
NII Holdings, Inc. *	15,747	87,081

Total Common Stocks (Cost $361,307,546)		380,636,198

PREFERRED STOCKS - 0.1%

Venture Capital - 0.1%
Consensus Orthopedics, Inc.:
Series A-1 *(b)(c)	420,683	6,333
Series B *(b)(c)	348,940	5,679
Series C *(b)(c)	601,710	16,435
Kickboard *(b)(c)	1,560,476	385,329
LearnZillion, Inc.:
Series A *(b)(c)	169,492	138,865
Series A-1 *(b)(c)	108,678	103,353
Lumni, Inc., Series B *(b)(c)	17,265	123,006
MACH Energy:
Series A *(b)(c)	27,977	9,109
Series B *(b)(c)	26,575	11,047
		799,156

Total Preferred Stocks (Cost $1,032,578)		799,156

22 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.2%
Coastal Venture Partners *(b)(c)	57,944	65,919
Commons Capital *(b)(c)	224,426	154,602
First Analysis Private Equity Fund IV *(b)(c)	71,148	509,960
GEEMF Partners LP *(b)(c)(d)	—	41,064
Global Environment Emerging Markets Fund *(b)(c)	—	134,061
Infrastructure and Environmental Private Equity Fund III *(b)(c)	—	17,237
Labrador Ventures III *(b)(c)	305,585	13,283
New Markets Growth Fund LLC *(b)(c)	225,646	—
Solstice Capital *(b)(c)	—	68,053

Total Venture Capital Limited Partnership Interest (Cost $884,749)		1,004,179

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.2%
Kickboard Bridge Note, 8.00%, 6/30/16 (b)(c)	41,000	41,000
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21 (b)(c)	1,000,000	1,060,000

Total Venture Capital Debt Obligations (Cost $1,041,000)		1,101,000

ASSET-BACKED SECURITIES - 8.1%

Asset-Backed - Automobile - 0.6%
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (e)	85,508	85,554
2.39%, 11/12/19 (e)	207,732	207,879
Capital Automotive REIT, 3.66%, 10/15/44 (e)	1,000,000	1,034,398
Carfinance Capital Auto Trust, 3.15%, 8/15/19 (e)	626,838	629,655
Ford Credit Auto Owner Trust/Ford Credit, 2.41%, 11/15/25 (e)	400,000	400,678
Skopos Auto Receivables Trust:
3.55%, 2/15/20 (e)	1,033,413	1,032,264
3.10%, 12/15/23 (e)	51,702	51,527
5.43%, 12/15/23 (e)	600,000	587,544
		4,029,499

Asset-Backed - Other - 7.4%
ALM XII Ltd., 2.97%, 4/16/27 (e)(f)	1,000,000	994,200
American Homes 4 Rent:
1.791%, 6/17/31 (e)(f)	270,000	261,210
2.191%, 6/17/31 (e)(f)	315,000	301,023
2.941%, 6/17/31 (e)(f)	1,000,000	926,042
3.786%, 10/17/36 (e)	1,269,890	1,322,692
4.691%, 10/17/45 (e)	500,000	490,336
Apidos CLO XXI:
3.32%, 7/18/27 (e)(f)	800,000	778,424
4.17%, 7/18/27 (e)(f)	300,000	264,201
AVANT Loans Funding Trust, 4.11%, 5/15/19 (e)	492,710	492,611

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 23

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Blue Elephant Loan Trust, 3.12%, 12/15/22 (e)	130,936	130,514
CAL Funding II Ltd., 3.35%, 3/27/28 (e)	1,190,000	1,120,531
CAM Mortgage LLC 2015-1:
3.50%, 7/15/64 (e)(f)	49,152	49,196
4.75%, 7/15/64 (e)(f)	1,125,000	1,116,950
Citi Held For Asset Issuance:
4.00%, 3/15/22 (e)	1,100,000	1,043,581
4.31%, 5/16/22 (e)	750,000	708,705
4.48%, 8/15/22 (e)	471,712	472,269
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (e)	1,549,010	1,547,094
CLI Funding V LLC, 3.29%, 6/18/29 (e)	—	—
Colony American Homes, 1.791%, 5/17/31 (e)(f)	350,000	338,891
Conn's Receivables Funding LLC:
4.68%, 4/16/18 (e)	1,200,000	1,200,592
4.565%, 9/15/20 (e)	971,404	969,583
Dell Equipment Finance Trust, 1.80%, 6/22/20 (e)	850,000	850,102
Driven Brands Funding LLC, 5.216%, 7/20/45 (e)	997,500	981,658
Dryden 40 Senior Loan Fund, 4.318%, 8/15/28 (e)(f)	500,000	445,570
Element Rail Leasing I LLC:
2.299%, 4/19/44 (e)	211,545	205,009
3.668%, 4/19/44 (e)	600,000	576,186
4.406%, 4/19/44 (e)	700,000	662,507
Element Rail Leasing II LLC, 3.585%, 2/19/45 (e)	1,100,000	1,034,554
FRS I LLC, 3.08%, 4/15/43 (e)	775,319	759,177
GLC Trust, 3.00%, 7/15/21 (e)	263,916	254,679
GMAT Trust, 4.25%, 9/25/20 (e)(f)	608,543	607,040
Invitation Homes Trust:
1.782%, 12/17/30 (e)(f)	100,000	97,357
2.282%, 12/17/30 (e)(f)	800,000	772,818
3.588%, 6/17/32 (e)(f)	1,800,000	1,686,175
3.191%, 8/17/32 (e)(f)	400,000	379,995
Magnetite VI Ltd.:
3.234%, 9/15/23 (e)(f)	700,000	696,493
4.234%, 9/15/23 (e)(f)	400,000	371,636
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (e)(f)	400,000	395,992
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (e)	2,440,000	2,433,871
2.47%, 9/18/24 (e)	150,000	149,415
2.57%, 7/18/25 (e)	700,000	690,503
RenewFund Receivables Trust, 3.51%, 4/15/25 (e)	625,847	620,164
RMAT LLC:
2015-1, 4.09%, 7/27/20 (e)(f)	774,456	770,151
2015-NPL1, 3.75%, 5/25/55 (e)(f)	567,746	563,646
SBA Tower Trust, 3.869%, 10/15/49 (e)(f)	1,000,000	998,060
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (e)(f)	749,031	742,252
Sierra Timeshare Receivables Funding LLC:
2.70%, 10/20/30 (e)	160,088	159,165
2.40%, 6/20/31 (e)	2,090,725	2,072,619
2.80%, 10/20/31 (e)	237,963	236,854

24 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (e)	828,531	830,513
Series II LLC, 4.59%, 4/20/44 (e)	544,354	535,634
Series III LLC, 4.02%, 7/20/44 (e)	846,691	809,764
Series III LLC, 5.44%, 7/20/44 (e)	1,913,972	1,969,765
Springleaf Funding Trust, 3.62%, 11/15/24 (e)	600,000	569,943
STORE Master Funding LLC, 4.21%, 4/20/44 (e)	1,089,917	1,092,325
Sunrun Callisto Issuer LLC, 5.38%, 7/20/45 (e)	587,841	570,782
TAL Advantage V LLC:
2.83%, 2/22/38 (e)	373,500	351,493
3.55%, 11/20/38 (e)	—	—
4.625%, 11/20/38 (e)	1,763,333	1,718,968
3.51%, 2/22/39 (e)	—	—
3.97%, 5/20/39 (e)	163,333	155,109
Tricon American Homes Series 2015-SFR1 Trust, 3.941%, 5/17/32 (e)(f)	200,000	179,002
U.S. Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (e)	424,789	421,261
Vericrest Opportunity Loan Trust, 3.375%, 10/25/58 (e)(f)	194,102	191,410
VML LLC, 3.875%, 4/27/54 (e)(f)	621,589	618,399
VOLT XXV LLC, 3.50%, 6/26/45 (e)(f)	54,411	53,506
VOLT XXX LLC, 3.625%, 10/25/57 (e)(f)	837,013	824,508
VOLT XXXVIII LLC, 3.875%, 9/25/45 (e)(f)	454,977	448,811
Wendys Funding LLC, 2015-1:
3.371%, 6/15/45 (e)	1,840,750	1,806,991
4.08%, 6/15/45 (e)	597,000	584,021
		48,474,498

Asset-Backed - Student Loan - 0.1%
SoFi Professional Loan Program LLC:
2.55%, 8/27/29 (e)	798,958	794,160
1.683%, 8/25/32 (e)(f)	272,498	268,215
		1,062,375

Total Asset-Backed Securities (Cost $54,483,830)		53,566,372

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 0.9%
Bellemeade Re Ltd., 4.733%, 7/25/25 (e)(f)	500,000	489,660
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 3.033%, 5/25/24 (f)	1,200,000	1,066,222
CAS 2014-C03 2M2, 3.333%, 7/25/24 (f)	700,000	640,993
CAS 2014-C03 1M2, 3.433%, 7/25/24 (f)	600,000	551,204
CAS 2016-C02 1B, 12.685%, 9/25/28 (f)	250,000	255,562
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2014-DN4 M3, 4.983%, 10/25/24 (f)	707,000	702,374
STACR 2015-HQA1 M3, 5.133%, 3/25/28 (f)	500,000	480,100
STACR 2015-HQA2 M2, 3.233%, 5/25/28 (f)	750,000	753,321
STACR 2016-HQA1 M3, 6.791%, 9/25/28 (f)	400,000	415,468

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 25

	PRINCIPAL AMOUNT ($)	VALUE ($)
COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - CONT’D
LSTAR Securities Investment Trust, 2.439%, 5/1/20 (e)(f)	433,384	422,554

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $5,921,811)		5,777,458

COMMERCIAL MORTGAGE-BACKED SECURITIES - 2.3%
CDGJ Commercial Mortgage Trust, 2.286%, 12/15/27 (e)(f)	800,000	780,421
Citigroup Commercial Mortgage Trust, 3.836%, 9/15/27 (e)(f)	600,000	555,064
Colony Multifamily Mortgage Trust, 2.543%, 4/20/50 (e)	307,377	307,064
COMM Mortgage Trust:
2.788%, 6/11/27 (e)(f)	800,000	782,966
2.438%, 6/8/30 (e)(f)	950,000	936,622
3.537%, 6/15/34 (e)(f)	500,000	466,241
EQTY INNS Mortgage Trust, 3.888%, 5/8/31 (e)(f)	1,100,000	1,046,274
Extended Stay America Trust:
3.604%, 12/5/31 (e)	820,000	821,333
3.902%, 12/5/31 (e)	300,000	300,395
4.036%, 12/5/31 (e)(f)	550,000	556,631
4.093%, 12/5/31 (e)(f)	250,000	251,291
GS Mortgage Securities Trust, 3.79%, 1/10/31 (e)	400,000	384,843
Hilton USA Trust:
Class DFL, 3.191%, 11/5/30 (e)(f)	312,816	311,216
Class CFX, 3.714%, 11/5/30 (e)	400,000	400,514
Class EFX, 5.222%, 11/5/30 (e)(f)	1,250,000	1,257,355
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (e)	550,000	564,653
3.805%, 6/10/27 (e)(f)	400,000	400,980
4.036%, 6/15/29 (e)(f)	1,200,000	1,118,655
Morgan Stanley Capital I Trust Series 2014-CPT:
Class F, 3.446%, 7/13/29 (e)(f)	410,000	384,236
Class G, 3.446%, 7/13/29 (e)(f)	280,000	248,986
Motel 6 Trust, 5.279%, 2/5/30 (e)	1,700,000	1,645,397
ORES NPL LLC:
6.00%, 3/27/24 (e)	600,000	596,645
3.081%, 9/25/25 (e)	13,403	13,313
PFP III Ltd., 1.606%, 6/14/31 (e)(f)	7,727	7,716
WFLD Mortgage Trust, 3.755%, 8/10/31 (e)(f)	850,000	863,957
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (e)	330,000	226,332

Total Commercial Mortgage-Backed Securities (Cost $15,568,719)		15,229,100

CORPORATE BONDS - 16.5%

Basic Materials - 0.3%
Methanex Corp.:
3.25%, 12/15/19	600,000	558,316
5.65%, 12/1/44	1,190,000	961,231
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	500,000	481,998
		2,001,545

26 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Communications - 2.8%
Amazon.com, Inc., 3.80%, 12/5/24	600,000	657,382
America Movil SAB de CV, 1.632%, 9/12/16 (f)	500,000	499,802
AT&T, Inc.:
4.125%, 2/17/26	300,000	316,821
5.65%, 2/15/47	1,050,000	1,158,901
CC Holdings GS V LLC / Crown Castle GS III Corp., 2.381%, 12/15/17	600,000	605,114
Comcast Corp.:
3.375%, 8/15/25	900,000	957,326
3.15%, 3/1/26	400,000	416,464
Crown Castle Towers LLC:
3.222%, 5/15/22 (e)	250,000	250,375
3.663%, 5/15/25 (e)	450,000	457,038
Embarq Corp., 7.082%, 6/1/16	1,000,000	1,006,429
Frontier Communications Corp.:
10.50%, 9/15/22 (e)	1,230,000	1,260,750
11.00%, 9/15/25 (e)	350,000	351,750
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (e)	500,000	507,702
NBCUniversal Media LLC, 4.45%, 1/15/43	500,000	538,530
Rogers Communications, Inc., 5.00%, 3/15/44	600,000	660,933
Sprint Communications, Inc., 6.00%, 12/1/16	1,900,000	1,888,125
Telefonica Emisiones SAU, 3.192%, 4/27/18	600,000	615,564
Thomson Reuters Corp.:
3.85%, 9/29/24	300,000	308,181
5.65%, 11/23/43	300,000	319,981
Time Warner Cable, Inc., 4.00%, 9/1/21	400,000	418,566
Time Warner, Inc.:
3.55%, 6/1/24	400,000	411,447
4.90%, 6/15/42	500,000	509,447
Verizon Communications, Inc.:
2.45%, 11/1/22	875,000	869,641
3.50%, 11/1/24	950,000	996,749
4.862%, 8/21/46	2,050,000	2,161,768
Viacom, Inc., 5.25%, 4/1/44	500,000	449,713
		18,594,499

Consumer, Cyclical - 2.4%
American Airlines Pass Through Trust:
7.00%, 1/31/18 (e)	844,170	877,937
5.60%, 7/15/20 (e)	734,772	742,120
4.40%, 9/22/23	900,000	883,687
5.25%, 1/15/24	670,000	673,350
CVS Health Corp.:
3.875%, 7/20/25	500,000	539,563
4.875%, 7/20/35	200,000	222,994
5.125%, 7/20/45	550,000	636,967
CVS Pass-Through Trust, 6.036%, 12/10/28	945,967	1,059,493
Delta Air Lines Pass Through Trust, 6.20%, 7/2/18	263,542	281,990
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp., 8.625%, 6/15/20	50,000	46,250
Ford Motor Co., 4.75%, 1/15/43	250,000	250,819

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 27

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	250,000	249,704
1.549%, 11/4/19 (f)	600,000	578,964
3.157%, 8/4/20	310,000	316,221
3.219%, 1/9/22	700,000	713,017
4.134%, 8/4/25	350,000	364,208
Home Depot, Inc. (The):
2.70%, 4/1/23	600,000	623,150
4.20%, 4/1/43	600,000	644,508
Johnson Controls, Inc., 4.625%, 7/2/44	450,000	435,001
Kohl's Corp., 4.25%, 7/17/25	350,000	345,797
Latam Airlines 2015-1 Pass Through Trust B, 4.50%, 11/15/23 (e)	480,000	408,000
Newell Rubbermaid, Inc.:
3.85%, 4/1/23	500,000	518,556
4.20%, 4/1/26	500,000	523,022
TJX Cos., Inc. (The):
2.75%, 6/15/21	600,000	622,553
2.50%, 5/15/23	600,000	596,655
Virgin Australia Trust:
7.125%, 10/23/18 (e)	19,634	19,634
6.00%, 10/23/20 (e)	706,503	713,568
5.00%, 10/23/23 (e)	337,362	344,110
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	825,000	848,927
Whirlpool Corp.:
3.70%, 3/1/23	500,000	519,911
3.70%, 5/1/25	500,000	509,975
		16,110,651

Consumer, Non-cyclical - 2.1%
Amgen, Inc.:
3.625%, 5/22/24	75,000	78,902
5.15%, 11/15/41	800,000	882,837
4.40%, 5/1/45	200,000	204,135
AstraZeneca plc:
3.375%, 11/16/25	600,000	621,500
4.375%, 11/16/45	350,000	372,615
Becton Dickinson and Co., 3.125%, 11/8/21	250,000	258,259
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	200,000	206,555
General Mills, Inc., 3.15%, 12/15/21	1,500,000	1,567,969
Gilead Sciences, Inc., 3.70%, 4/1/24	500,000	536,468
GlaxoSmithKline Capital, Inc., 2.80%, 3/18/23	600,000	622,191
Grupo Bimbo SAB de CV:
3.875%, 6/27/24 (e)	500,000	502,391
4.875%, 6/27/44 (e)	500,000	462,811
Kraft Heinz Foods Co., 5.20%, 7/15/45 (e)	575,000	643,361
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (e)	465,000	488,250
Life Technologies Corp., 6.00%, 3/1/20	500,000	560,276
Massachusetts Institute of Technology, 3.959%, 7/1/38	300,000	328,466
Mead Johnson Nutrition Co., 4.125%, 11/15/25	600,000	637,069
MEDNAX, Inc., 5.25%, 12/1/23 (e)	600,000	624,000

28 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Merck & Co., Inc.:
2.75%, 2/10/25	500,000	511,842
3.70%, 2/10/45	250,000	254,408
PepsiCo, Inc.:
2.75%, 3/5/22	300,000	314,818
2.75%, 3/1/23	300,000	312,498
Perrigo Co. plc, 5.30%, 11/15/43	300,000	298,088
Perrigo Finance Unlimited Co., 3.50%, 12/15/21	600,000	611,586
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (e)	400,000	413,000
SUPERVALU, Inc., 6.75%, 6/1/21	650,000	554,125
United Rentals North America, Inc., 7.625%, 4/15/22	88,000	93,720
Whole Foods Market, Inc., 5.20%, 12/3/25 (e)	800,000	838,326
		13,800,466

Energy - 0.3%
Enterprise Products Operating LLC:
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (f)	1,350,000	1,368,900
4.85%, 8/15/42	200,000	185,542
4.85%, 3/15/44	300,000	281,429
		1,835,871

Financial - 7.0%
Ally Financial, Inc., 2.75%, 1/30/17	100,000	99,500
American International Group, Inc., 3.30%, 3/1/21	225,000	230,037
American Tower Corp.:
3.45%, 9/15/21	600,000	613,526
4.00%, 6/1/25	300,000	309,489
Bank of America Corp.:
1.495%, 4/1/19 (f)	300,000	297,120
2.25%, 4/21/20	440,000	435,751
2.625%, 10/19/20	1,975,000	1,988,762
4.20%, 8/26/24	500,000	509,145
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (f)	500,000	492,500
3.95%, 4/21/25	1,000,000	994,956
3.875%, 8/1/25	2,200,000	2,280,172
4.45%, 3/3/26	550,000	566,604
4.25%, 10/22/26	435,000	441,485
Bank of America NA:
5.30%, 3/15/17	1,200,000	1,241,856
0.934%, 6/15/17 (f)	1,500,000	1,490,238
Capital One Bank:
2.25%, 2/13/19	400,000	399,009
3.375%, 2/15/23	1,200,000	1,209,202
Capital One Financial Corp., 4.20%, 10/29/25	575,000	582,192
Capital One NA, 2.35%, 8/17/18	650,000	653,346
CIT Group, Inc.:
5.00%, 5/15/17	800,000	814,000
5.25%, 3/15/18	1,975,000	2,043,137

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 29

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Citigroup, Inc.:
2.50%, 9/26/18	1,600,000	1,624,470
5.95%, 8/15/20 floating rate thereafter to 12/29/49 (f)	330,000	315,810
2.65%, 10/26/20	690,000	696,507
6.125%, 11/15/20 floating rate thereafter to 12/29/49 (f)	540,000	541,334
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (f)	480,000	471,600
4.40%, 6/10/25	1,200,000	1,223,654
3.70%, 1/12/26	625,000	641,386
4.60%, 3/9/26	550,000	563,934
4.45%, 9/29/27	1,635,000	1,645,209
Credit Acceptance Corp.:
6.125%, 2/15/21	400,000	378,000
7.375%, 3/15/23 (e)	600,000	571,500
DDR Corp.:
4.75%, 4/15/18	500,000	519,814
3.625%, 2/1/25	600,000	580,468
Discover Financial Services:
3.85%, 11/21/22	750,000	742,769
3.95%, 11/6/24	300,000	297,086
Doric Nimrod Air Alpha Ltd. Pass Through Trust, 6.125%, 11/30/19 (e)	280,535	280,535
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 5.125%, 11/30/22 (e)	322,523	327,805
ERP Operating LP, 4.625%, 12/15/21	180,000	200,287
First Horizon National Corp., 3.50%, 12/15/20	280,000	279,801
Huntington National Bank (The), 2.20%, 11/6/18	350,000	350,573
ING Bank NV, 2.00%, 11/26/18 (e)	900,000	902,591
JPMorgan Chase & Co.:
3.625%, 5/13/24	1,700,000	1,772,598
3.90%, 7/15/25	1,900,000	2,014,274
Lloyds Banking Group plc, 4.65%, 3/24/26	500,000	495,534
Morgan Stanley:
2.375%, 7/23/19	1,500,000	1,515,767
2.80%, 6/16/20	2,200,000	2,240,066
4.00%, 7/23/25	725,000	758,085
5.00%, 11/24/25	1,300,000	1,406,883
3.95%, 4/23/27	300,000	300,317
PNC Bank NA, 2.70%, 11/1/22	1,000,000	993,090
Prudential Financial, Inc.:
3.50%, 5/15/24	500,000	508,201
4.60%, 5/15/44	300,000	301,196
Regions Financial Corp., 3.20%, 2/8/21	700,000	705,822
US Bancorp, 2.95%, 7/15/22	500,000	513,231
Vornado Realty LP, 2.50%, 6/30/19	700,000	705,797
Wells Fargo & Co., 2.50%, 3/4/21	1,000,000	1,012,630
		46,090,651

Industrial - 1.1%
Canadian National Railway Co., 1.45%, 12/15/16	150,000	150,369
Coveris Holding Corp., 10.00%, 6/1/18 (e)	60,000	57,300
Eaton Corp.:
1.50%, 11/2/17	500,000	500,508

30 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
2.75%, 11/2/22	600,000	600,298
Illinois Tool Works, Inc., 3.90%, 9/1/42	300,000	303,214
Masco Corp.:
4.45%, 4/1/25	200,000	207,460
6.50%, 8/15/32	350,000	357,000
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.30%, 4/1/21 (e)	350,000	348,754
3.375%, 2/1/22 (e)	1,000,000	992,851
Pentair Finance SA:
1.875%, 9/15/17	1,200,000	1,196,615
3.625%, 9/15/20	600,000	604,675
SBA Tower Trust, 3.722%, 4/17/23 (e)	1,100,000	1,090,820
Thermo Fisher Scientific, Inc., 5.30%, 2/1/44	300,000	335,499
United Parcel Service, Inc., 2.45%, 10/1/22	500,000	519,745
		7,265,108

Technology - 0.4%
Apple, Inc.:
3.25%, 2/23/26	375,000	391,525
3.45%, 2/9/45	430,000	388,357
4.65%, 2/23/46	250,000	272,913
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	600,000	603,344
Hewlett Packard Enterprise Co., 2.85%, 10/5/18 (e)	370,000	376,213
Intel Corp., 3.10%, 7/29/22	400,000	422,891
Microsoft Corp., 3.125%, 11/3/25	350,000	367,533
		2,822,776

Utilities - 0.1%
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	300,000	328,988

Total Corporate Bonds (Cost $106,900,259)		108,850,555

FLOATING RATE LOANS (g) - 0.6%

Consumer, Cyclical - 0.6%
Albertson's Holdings LLC:
5.125%, 8/25/19 (f)	475,000	474,321
5.50%, 8/25/21 (f)	1,189,737	1,189,737
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (f)	659,920	640,638
Kraton Polymers LLC, 6.00%, 1/6/22 (f)	1,500,000	1,411,250
Varsity Brands, Inc., 5.013%, 12/11/21 (f)	497,481	494,164
		4,210,110

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(c)(f)(h)	385,345	8,709

Total Floating Rate Loans (Cost $4,543,852)		4,218,819

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 31

	PRINCIPAL AMOUNT ($)	VALUE ($)
HIGH SOCIAL IMPACT INVESTMENTS - 0.8%
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17 (b)(c)	4,266,666	4,199,210
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(f)	393,000	363,525
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(f)	506,000	462,990

Total High Social Impact Investments (Cost $5,165,666)		5,025,725

MUNICIPAL OBLIGATIONS - 0.7%

California - 0.1%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	800,000	1,009,672

Connecticut - 0.1%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	400,000	482,080

New York - 0.5%
New York City GO Bonds, 5.206%, 10/1/31	1,275,000	1,510,862
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	1,000,000	1,261,400
New York State Dormitory Authority Revenue Bonds, 5.289%, 3/15/33	500,000	600,820
		3,373,082

Total Municipal Obligations (Cost $4,684,797)		4,864,834

SOVEREIGN GOVERNMENT BOND - 0.1%
Nacional Financiera SNC, 3.375%, 11/5/20 (e)	935,000	942,012

Total Sovereign Government Bonds (Cost $933,461)		942,012

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.1%
Overseas Private Investment Corp., 3.22%, 9/15/29	900,000	941,020

Total U.S. Government Agencies and Instrumentalities (Cost $900,000)		941,020

U.S. TREASURY OBLIGATIONS - 4.7%
United States Treasury Bonds, 3.00%, 11/15/45	7,601,000	8,205,812
United States Treasury Notes:
0.50%, 4/30/17	700,000	698,961
0.75%, 2/28/18	3,323,000	3,323,778
1.00%, 3/15/19	5,266,000	5,286,569
1.125%, 2/28/21	6,485,000	6,458,399
1.50%, 2/28/23	953,000	950,357
1.625%, 2/15/26	5,984,000	5,897,046

Total U.S. Treasury Obligations (Cost $30,682,965)		30,820,922

32 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 2.0%
Vanguard REIT ETF	155,263	13,011,039

Total Exchange-Traded Products (Cost $12,395,639)		13,011,039

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 4.8%
State Street Bank Time Deposit, 0.278%, 4/1/16	31,413,050	31,413,050

Total Time Deposit (Cost $31,413,050)		31,413,050

TOTAL INVESTMENTS (Cost $637,859,922) - 100.0%		658,201,439
Other assets and liabilities, net - 0.0%		(230,428)
NET ASSETS - 100.0%		$657,971,011

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
E-Mini S&P 500 Index	66	6/16	$6,769,950	$149,536
Ultra Long U.S. Treasury Bonds	28	6/16	4,830,875	(37,897)
Total Long				$111,639
Short:
2 Year U.S. Treasury Notes	(2)	6/16	(437,500)	(3)
10 Year U.S. Treasury Notes	(119)	6/16	(15,516,484)	16,525
Total Short				$16,522

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) 2,500 shares of Capital One Financial Corp. held by the Balanced Portfolio have been soft segregated in order to cover outstanding commitments to certain limit partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(b) Restricted securities represent 1.9% of the net assets of the Portfolio.
(c) This security was valued under the direction of the Board of Trustees. See Note A.
(d) Affiliated company.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.
(g) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at March 31, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(h) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 33

Abbreviations:
CLO:	Collateralized Loan Obligations
ETF:	Exchange-Traded Fund
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
REIT:	Real Estate Investment Trust

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Agraquest, Inc., Contingent Deferred Distribution	8/14/12	—
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	385,345
Calvert Social Investment Foundation Notes, 0.25%, 7/1/17	7/1/14	4,266,666
CFBanc Corp.	3/14/03	270,000
Coastal Venture Partners	6/7/96-6/22/00	57,944
Commons Capital	2/15/01-12/27/11	224,426
Consensus Orthopedics, Inc., Common Stock	2/10/06	504,331
Consensus Orthopedics, Inc., Series A-1, Preferred	8/19/05	4,331
Consensus Orthopedics, Inc., Series B, Preferred	2/10/06	139,576
Consensus Orthopedics, Inc., Series C, Preferred	2/10/06	120,342
First Analysis Private Equity Fund IV	2/25/02-7/6/11	71,148
GEEMF Partners LP	2/28/97	—
Global Environment Emerging Markets Fund	1/14/94-12/1/95	—
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	393,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	506,000
Infrastructure and Environmental Private Equity Fund III	4/16/97-2/12/01	—
Kickboard, Common Stock	5/23/13	—
Kickboard, Series A, Preferred	2/12/13-6/19/14	385,328
Kickboard Bridge Note, 8.00%, 6/30/16	9/16/15	41,000
Labrador Ventures III	8/11/98-4/2/01	305,585
LearnZillion, Inc., Series A, Preferred	3/27/12	100,000
LearnZillion, Inc., Series A-1, Preferred	4/23/13	134,761
Lumni, Inc., Series B, Preferred	8/8/13	116,367
MACH Energy, Common Stock	10/31/08	889
MACH Energy, Series A, Preferred	5/31/02	11,426
MACH Energy, Series B, Preferred	12/20/05	20,447
Neighborhood Bancorp	6/25/97	100,000
New Markets Growth Fund LLC	1/8/03-7/18/07	225,646
Rose Smart Growth Investment Fund I LP, 6.545%, 4/1/21	4/10/06	1,000,000
Seventh Generation, Inc.	4/12/00-5/6/03	201,755
Solstice Capital	6/26/01-6/17/08	—
Wild Planet Entertainment, Contingent Deferred Distribution	5/14/14	316,724
Wind Harvest Co., Inc.	5/16/94	100,000
See notes to financial statements.

34 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - 22.6%
Asset-Backed - Automobile - 1.0%
American Credit Acceptance Receivables Trust:
2.84%, 5/15/19 (a)	308,300	308,464
2.39%, 11/12/19 (a)	753,030	753,563
Capital Automotive REIT, 3.66%, 10/15/44 (a)	3,350,000	3,465,234
Skopos Auto Receivables Trust:
3.55%, 2/15/20 (a)	1,673,543	1,671,683
3.10%, 12/15/23 (a)	465,322	463,738
5.43%, 12/15/23 (a)	2,000,000	1,958,480
		8,621,162

Asset-Backed - Other - 21.1%
ALM XII Ltd., 2.97%, 4/16/27 (a)(b)	3,500,000	3,479,700
American Homes 4 Rent:
2.941%, 6/17/31 (a)(b)	3,500,000	3,241,146
3.786%, 10/17/36 (a)	4,298,090	4,476,805
Apidos CLO XXI:
3.32%, 7/18/27 (a)(b)	2,800,000	2,724,484
4.17%, 7/18/27 (a)(b)	1,300,000	1,144,871
CAL Funding II Ltd., 3.35%, 3/27/28 (a)	3,500,000	3,295,680
CAM Mortgage LLC 2015-1, 4.75%, 7/15/64 (a)(b)	5,000,000	4,964,222
Citi Held For Asset Issuance:
4.00%, 3/15/22 (a)	4,000,000	3,794,840
4.31%, 5/16/22 (a)	2,500,000	2,362,350
4.48%, 8/15/22 (a)	2,358,562	2,361,345
CKE Restaurant Holdings, Inc., 4.474%, 3/20/43 (a)	5,157,000	5,150,622
CLI Funding V LLC, 3.29%, 6/18/29 (a)	—	—
Conn's Receivables Funding LLC, 4.68%, 4/16/18 (a)	3,500,000	3,501,728
Dell Equipment Finance Trust, 1.80%, 6/22/20 (a)	3,000,000	3,000,358
Driven Brands Funding LLC, 5.216%, 7/20/45 (a)	3,690,750	3,632,136
Dryden 40 Senior Loan Fund, 4.318%, 8/15/28 (a)(b)	1,750,000	1,559,495
Element Rail Leasing I LLC:
2.299%, 4/19/44 (a)	775,667	751,701
3.668%, 4/19/44 (a)	1,900,000	1,824,588
4.406%, 4/19/44 (a)	2,200,000	2,082,166
Element Rail Leasing II LLC, 3.585%, 2/19/45 (a)	3,983,000	3,746,024
FRS I LLC:
3.08%, 4/15/43 (a)	3,561,621	3,487,470
3.96%, 4/15/43 (a)	3,987,186	3,967,682
GCAT LLC 2015-1, 3.625%, 5/26/20 (a)(b)	2,773,585	2,751,089
GLC II Trust, 4.00%, 12/18/20 (a)	1,885,807	1,878,981
GLC Trust, 3.00%, 7/15/21 (a)	890,716	859,541
GMAT Trust, 4.25%, 9/25/20 (a)(b)	1,738,694	1,734,399

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 35

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Invitation Homes Trust:
1.782%, 12/17/30 (a)(b)	300,000	292,071
2.282%, 12/17/30 (a)(b)	3,000,000	2,898,068
3.082%, 12/17/30 (a)(b)	2,400,000	2,278,946
3.588%, 6/17/32 (a)(b)	5,450,000	5,105,363
4.138%, 6/17/32 (a)(b)	3,650,000	3,363,487
3.191%, 8/17/32 (a)(b)	1,400,000	1,329,982
Madison Park Funding XVII Ltd., 3.524%, 7/21/27 (a)(b)	2,000,000	1,989,980
Magnetite VI Ltd.:
3.234%, 9/15/23 (a)(b)	2,000,000	1,989,980
4.234%, 9/15/23 (a)(b)	2,400,000	2,229,816
Navitas Equipment Receivables LLC, 1.95%, 11/15/16 (a)	137,174	137,123
Oak Hill Advisors Residential Loan Trust, 4.00%, 4/25/54 (a)(b)	1,200,000	1,187,975
OneMain Financial Issuance Trust:
2.43%, 6/18/24 (a)	8,800,000	8,777,897
2.57%, 7/18/25 (a)	2,400,000	2,367,438
RenewFund Receivables Trust, 3.51%, 4/15/25 (a)	2,346,927	2,325,617
RMAT LLC:
2015-1, 4.09%, 7/27/20 (a)(b)	1,366,687	1,359,090
2015-NPL1, 3.75%, 5/25/55 (a)(b)	1,561,886	1,550,609
SBA Tower Trust, 3.869%, 10/15/49 (a)(b)	3,300,000	3,293,597
Selene Non-Performing Loans LLC, 2.981%, 5/25/54 (a)(b)	2,996,123	2,969,008
Sierra Timeshare Receivables Funding LLC:
2.66%, 8/20/29 (a)	771,976	770,354
2.70%, 10/20/30 (a)	553,031	549,843
2.40%, 6/20/31 (a)	1,889,694	1,873,329
2.80%, 10/20/31 (a)	3,226,772	3,211,734
SolarCity LMC:
Series I LLC, 4.80%, 11/20/38 (a)	3,314,124	3,322,053
Series III LLC, 4.02%, 7/20/44 (a)	3,010,458	2,879,159
Series III LLC, 5.44%, 7/20/44 (a)	6,220,410	6,401,735
Spirit Master Funding LLC, 4.629%, 1/20/45 (a)	5,000,000	4,742,500
SpringCastle America Funding LLC, 5.59%, 10/25/33 (a)	900,000	900,000
Springleaf Funding Trust, 3.62%, 11/15/24 (a)	2,100,000	1,994,800
STORE Master Funding LLC, 4.21%, 4/20/44 (a)	3,864,250	3,872,790
SWAY Residential Trust, 1.741%, 1/17/32 (a)(b)	4,956,497	4,874,390
TAL Advantage V LLC:
3.55%, 11/20/38 (a)	1,610,000	1,542,809
3.51%, 2/22/39 (a)	—	—
3.97%, 5/20/39 (a)	571,667	542,883
3.27%, 11/21/39 (a)	—	—
4.15%, 11/21/39 (a)	866,667	825,940
Tricon American Homes Series 2015-SFR1 Trust, 3.941%, 5/17/32 (a)(b)	600,000	537,006
Trinity Rail Leasing LP, 3.525%, 1/15/43 (a)	4,000,000	3,927,320
U.S. Residential Opportunity Fund III Trust, 3.721%, 1/27/35 (a)	1,769,954	1,755,256
VML LLC, 3.875%, 4/27/54 (a)(b)	1,257,740	1,251,286
VOLT XXX LLC, 3.625%, 10/25/57 (a)(b)	2,762,142	2,720,876

36 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
ASSET-BACKED SECURITIES - CONT’D
Wendys Funding LLC, 2015-1:
3.371%, 6/15/45 (a)	6,069,500	5,958,185
4.08%, 6/15/45 (a)	2,437,750	2,384,753
		174,058,471

Asset-Backed - Student Loan - 0.5%
SLM Private Education Loan Trust, 3.00%, 5/16/44 (a)	2,000,000	1,960,426
SoFi Professional Loan Program LLC, 2.55%, 8/27/29 (a)	2,248,920	2,235,413
		4,195,839

Total Asset-Backed Securities (Cost $190,396,696)		186,875,472

COLLATERALIZED MORTGAGE-BACKED OBLIGATIONS (PRIVATELY ORIGINATED) - 3.1%
Bellemeade Re Ltd., 4.733%, 7/25/25 (a)(b)	1,500,000	1,468,980
Fannie Mae Connecticut Avenue Securities:
CAS 2014-C02 1M2, 3.033%, 5/25/24 (b)	2,200,000	1,954,740
CAS 2014-C03 2M2, 3.333%, 7/25/24 (b)	2,600,000	2,380,829
CAS 2014-C03 1M2, 3.433%, 7/25/24 (b)	1,700,000	1,561,745
Freddie Mac Structured Agency Credit Risk Debt Notes:
STACR 2013-DN2 M1, 1.883%, 11/25/23 (b)	1,036,848	1,037,176
STACR 2015-DNA2 M3, 4.333%, 12/25/27 (b)	3,000,000	2,901,295
STACR 2015-HQA1 M3, 5.133%, 3/25/28 (b)	1,225,000	1,176,245
STACR 2015-HQA2 M2, 3.233%, 5/25/28 (b)	4,000,000	4,017,710
STACR 2016-HQA1 M2, 3.191%, 9/25/28 (b)	4,000,000	4,011,292
STACR 2016-HQA1 M3, 6.791%, 9/25/28 (b)	3,400,000	3,531,478
LSTAR Securities Investment Trust, 2.439%, 5/1/20 (a)(b)	1,733,537	1,690,216

Total Collateralized Mortgage-Backed Obligations (Privately Originated) (Cost $26,048,145)		25,731,706

COMMERCIAL MORTGAGE-BACKED SECURITIES - 6.7%
Bear Stearns Commercial Mortgage Securities Trust, 3.336%, 5/15/32 (a)(b)	1,100,000	1,045,712
BWAY Mortgage Trust, 2.809%, 3/10/33 (a)	2,000,000	2,029,027
CDGJ Commercial Mortgage Trust, 2.286%, 12/15/27 (a)(b)	2,800,000	2,731,473
Citigroup Commercial Mortgage Trust, 3.836%, 9/15/27 (a)(b)	2,900,000	2,682,808
COMM Mortgage Trust:
2.788%, 6/11/27 (a)(b)	2,700,000	2,642,511
2.438%, 6/8/30 (a)(b)	3,500,000	3,450,712
EQTY INNS Mortgage Trust, 3.888%, 5/8/31 (a)(b)	3,600,000	3,424,170
Extended Stay America Trust:
3.604%, 12/5/31 (a)	5,000,000	5,008,126
4.036%, 12/5/31 (a)(b)	5,300,000	5,363,904
GRACE Mortgage Trust, 3.59%, 6/10/28 (a)(b)	400,000	375,628
GS Mortgage Securities Trust, 3.79%, 1/10/31 (a)	1,400,000	1,346,951
Hilton USA Trust:
Class CFX, 3.714%, 11/5/30 (a)	1,200,000	1,201,544
Class EFX, 5.222%, 11/5/30 (a)(b)	4,700,000	4,727,655

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 37

	PRINCIPAL AMOUNT ($)	VALUE ($)
COMMERCIAL MORTGAGE-BACKED SECURITIES - CONT’D
JP Morgan Chase Commercial Mortgage Securities Trust:
3.771%, 6/10/27 (a)	1,750,000	1,796,622
3.805%, 6/10/27 (a)(b)	1,200,000	1,202,940
4.036%, 6/15/29 (a)(b)	3,000,000	2,796,637
Morgan Stanley Capital I Trust Series 2014-CPT, 3.446%, 7/13/29 (a)(b)	960,000	853,665
Motel 6 Trust:
3.644%, 2/5/30 (a)	3,000,000	2,947,515
5.279%, 2/5/30 (a)	4,300,000	4,161,888
ORES NPL LLC:
6.00%, 3/27/24 (a)	2,000,000	1,988,816
3.081%, 9/25/25 (a)	53,610	53,253
PFP III Ltd., 1.606%, 6/14/31 (a)(b)	27,046	27,006
WFLD Mortgage Trust, 3.755%, 8/10/31 (a)(b)	2,700,000	2,744,334
WFRBS Commercial Mortgage Trust, 3.497%, 8/15/47 (a)	980,000	672,138

Total Commercial Mortgage-Backed Securities (Cost $56,540,586)		55,275,035

CORPORATE BONDS - 44.2%

Basic Materials - 1.0%
Methanex Corp.:
3.25%, 12/15/19	1,000,000	930,527
5.65%, 12/1/44	4,900,000	3,958,009
Reliance Steel & Aluminum Co., 4.50%, 4/15/23	3,000,000	2,891,988
		7,780,524

Communications - 7.7%
Amazon.com, Inc., 3.80%, 12/5/24	2,000,000	2,191,272
America Movil SAB de CV, 4.375%, 7/16/42	1,000,000	971,451
AT&T, Inc.:
4.125%, 2/17/26	1,250,000	1,320,089
5.65%, 2/15/47	5,325,000	5,877,282
CC Holdings GS V LLC / Crown Castle GS III Corp., 3.849%, 4/15/23	1,000,000	1,030,951
Comcast Corp.:
3.375%, 8/15/25	3,450,000	3,669,751
3.15%, 3/1/26	1,500,000	1,561,740
Crown Castle Towers LLC:
5.495%, 1/15/37 (a)	3,000,000	3,028,708
3.222%, 5/15/42 (a)	900,000	901,350
3.663%, 5/15/45 (a)	1,500,000	1,523,460
Embarq Corp., 7.082%, 6/1/16	4,000,000	4,025,716
Frontier Communications Corp.:
10.50%, 9/15/22 (a)	4,625,000	4,740,625
11.00%, 9/15/25 (a)	1,350,000	1,356,750
NBCUniversal Enterprise, Inc., 1.974%, 4/15/19 (a)	1,700,000	1,726,185
NBCUniversal Media LLC, 4.45%, 1/15/43	1,700,000	1,831,002
Rogers Communications, Inc., 5.00%, 3/15/44	2,000,000	2,203,110
Sprint Communications, Inc., 6.00%, 12/1/16	2,450,000	2,434,687
Telefonica Emisiones SAU, 3.192%, 4/27/18	2,000,000	2,051,880

38 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Thomson Reuters Corp.:
3.85%, 9/29/24	500,000	513,635
5.65%, 11/23/43	500,000	533,302
Time Warner Cable, Inc., 4.00%, 9/1/21	1,725,000	1,805,066
Time Warner, Inc.:
3.55%, 6/1/24	1,000,000	1,028,617
3.60%, 7/15/25	1,000,000	1,026,448
5.35%, 12/15/43	1,000,000	1,064,196
Verizon Communications, Inc.:
2.45%, 11/1/22	3,250,000	3,230,097
3.50%, 11/1/24	3,450,000	3,619,774
4.862%, 8/21/46	6,000,000	6,327,126
Viacom, Inc., 4.50%, 2/27/42	1,500,000	1,202,869
Vodafone Group plc, 4.375%, 2/19/43	1,200,000	1,081,810
		63,878,949

Consumer, Cyclical - 6.8%
American Airlines Pass Through Trust:
7.00%, 7/31/19 (a)	3,084,711	3,208,100
5.60%, 1/15/22 (a)	500,981	505,991
4.40%, 3/22/25	3,330,000	3,269,644
5.25%, 7/15/25	2,400,000	2,412,000
CVS Health Corp.:
3.875%, 7/20/25	1,780,000	1,920,842
4.875%, 7/20/35	740,000	825,077
5.125%, 7/20/45	1,810,000	2,096,201
CVS Pass-Through Trust, 6.036%, 12/10/28	2,183,002	2,444,984
Ford Motor Co., 4.75%, 1/15/43	850,000	852,783
Ford Motor Credit Co. LLC:
2.145%, 1/9/18	650,000	649,230
3.157%, 8/4/20	1,870,000	1,907,529
3.219%, 1/9/22	2,500,000	2,546,490
4.134%, 8/4/25	1,280,000	1,331,962
4.389%, 1/8/26	2,000,000	2,118,258
Home Depot, Inc. (The):
2.70%, 4/1/23	2,000,000	2,077,166
4.20%, 4/1/43	2,000,000	2,148,360
Johnson Controls, Inc., 4.625%, 7/2/44	2,000,000	1,933,338
Kohl's Corp., 4.25%, 7/17/25	1,165,000	1,151,011
Latam Airlines 2015-1 Pass Through Trust B, 4.50%, 8/15/25 (a)	1,700,000	1,445,000
Newell Rubbermaid, Inc.:
3.85%, 4/1/23	2,250,000	2,333,500
4.20%, 4/1/26	2,225,000	2,327,448
TJX Cos., Inc. (The):
2.75%, 6/15/21	2,000,000	2,075,178
2.50%, 5/15/23	2,000,000	1,988,850
Virgin Australia Trust:
6.00%, 4/23/22 (a)	3,180,863	3,212,671
5.00%, 4/23/25 (a)	1,208,882	1,233,059
Walgreens Boots Alliance, Inc., 3.80%, 11/18/24	2,800,000	2,881,208

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 39

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Whirlpool Corp.:
3.70%, 3/1/23	2,100,000	2,183,624
3.70%, 5/1/25	1,700,000	1,733,915
5.15%, 3/1/43	1,000,000	1,041,324
		55,854,743

Consumer, Non-cyclical - 5.4%
American National Red Cross (The), 5.567%, 11/15/17	1,500,000	1,589,010
Amgen, Inc.:
3.625%, 5/22/24	350,000	368,210
3.125%, 5/1/25	1,000,000	1,013,089
5.15%, 11/15/41	900,000	993,191
4.40%, 5/1/45	500,000	510,337
AstraZeneca plc:
3.375%, 11/16/25	2,175,000	2,252,939
4.375%, 11/16/45	1,325,000	1,410,615
Becton Dickinson and Co., 3.125%, 11/8/21	1,475,000	1,523,730
Dr Pepper Snapple Group, Inc.:
2.00%, 1/15/20	1,000,000	997,419
3.20%, 11/15/21	1,000,000	1,032,774
2.70%, 11/15/22	1,000,000	1,006,517
Gilead Sciences, Inc., 3.70%, 4/1/24	1,200,000	1,287,523
GlaxoSmithKline Capital, Inc.:
2.80%, 3/18/23	1,000,000	1,036,985
4.20%, 3/18/43	1,000,000	1,078,788
Grupo Bimbo SAB de CV:
4.50%, 1/25/22 (a)	3,000,000	3,180,105
3.875%, 6/27/24 (a)	1,200,000	1,205,738
4.875%, 6/27/44 (a)	1,200,000	1,110,745
Harland Clarke Holdings Corp., 9.75%, 8/1/18 (a)	2,000,000	1,970,000
Kraft Heinz Foods Co., 5.20%, 7/15/45 (a)	2,125,000	2,377,639
Land O'Lakes Capital Trust I, 7.45%, 3/15/28 (a)	1,200,000	1,260,000
Life Technologies Corp., 6.00%, 3/1/20	1,900,000	2,129,051
Massachusetts Institute of Technology, 3.959%, 7/1/38	875,000	958,025
Mead Johnson Nutrition Co., 4.125%, 11/15/25	1,700,000	1,805,028
MEDNAX, Inc., 5.25%, 12/1/23 (a)	1,300,000	1,352,000
Merck & Co., Inc.:
2.75%, 2/10/25	1,250,000	1,279,604
3.70%, 2/10/45	1,200,000	1,221,158
PepsiCo, Inc.:
2.75%, 3/5/22	1,000,000	1,049,394
2.75%, 3/1/23	500,000	520,830
Perrigo Finance Unlimited Co., 3.90%, 12/15/24	1,000,000	994,813
President and Fellows of Harvard College, 3.619%, 10/1/37	1,000,000	1,018,957
Prospect Medical Holdings, Inc., 8.375%, 5/1/19 (a)	1,000,000	1,032,500
SUPERVALU, Inc., 6.75%, 6/1/21	2,250,000	1,918,125
Whole Foods Market, Inc., 5.20%, 12/3/25 (a)	1,750,000	1,833,839
		44,318,678

40 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Energy - 1.2%
Enterprise Products Operating LLC:
7.034%, 1/15/18 floating rate thereafter to 1/15/68 (b)	8,505,000	8,624,070
4.85%, 8/15/42	1,300,000	1,206,026
		9,830,096

Financial - 18.4%
American International Group, Inc., 3.30%, 3/1/21	775,000	792,350
American Tower Corp.:
3.45%, 9/15/21	2,650,000	2,709,739
4.70%, 3/15/22	1,500,000	1,624,282
4.00%, 6/1/25	1,350,000	1,392,701
Bank of America Corp.:
5.70%, 5/2/17	2,400,000	2,495,868
2.25%, 4/21/20	1,830,000	1,812,330
2.625%, 10/19/20	6,550,000	6,595,640
4.20%, 8/26/24	1,550,000	1,578,349
6.10%, 3/17/25 floating rate thereafter to 12/29/49 (b)	1,100,000	1,083,500
3.95%, 4/21/25	6,000,000	5,969,736
3.875%, 8/1/25	7,600,000	7,876,959
4.45%, 3/3/26	2,100,000	2,163,397
4.25%, 10/22/26	3,170,000	3,217,258
Bank of America NA, 5.30%, 3/15/17	3,900,000	4,036,032
Capital One Bank:
2.25%, 2/13/19	1,000,000	997,522
3.375%, 2/15/23	4,000,000	4,030,672
Capital One Financial Corp., 4.20%, 10/29/25	2,100,000	2,126,265
Capital One NA, 2.35%, 8/17/18	2,360,000	2,372,149
CIT Group, Inc., 5.25%, 3/15/18	875,000	905,188
Citigroup, Inc.:
2.50%, 9/26/18	5,200,000	5,279,529
5.95%, 8/15/20 floating rate thereafter to 12/29/49 (b)	1,200,000	1,148,400
2.65%, 10/26/20	2,860,000	2,886,973
6.125%, 11/15/20 floating rate thereafter to 12/29/49 (b)	1,050,000	1,052,594
5.90%, 2/15/23 floating rate thereafter to 12/29/49 (b)	1,720,000	1,689,900
4.40%, 6/10/25	5,400,000	5,506,445
3.70%, 1/12/26	2,175,000	2,232,024
4.60%, 3/9/26	1,500,000	1,538,001
4.45%, 9/29/27	6,330,000	6,369,525
Credit Acceptance Corp.:
6.125%, 2/15/21	1,580,000	1,493,100
7.375%, 3/15/23 (a)	2,500,000	2,381,250
DDR Corp.:
4.75%, 4/15/18	3,000,000	3,118,881
3.625%, 2/1/25	3,100,000	2,999,083
Discover Bank, 8.70%, 11/18/19	948,000	1,104,222
Discover Financial Services:
3.85%, 11/21/22	2,435,000	2,411,524
3.95%, 11/6/24	1,500,000	1,485,427
Doric Nimrod Air Finance Alpha Ltd. Pass Through Trust, 6.50%, 5/30/21 (a)	486,668	489,730

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 41

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
ERP Operating LP, 4.625%, 12/15/21	777,000	864,570
First Horizon National Corp., 3.50%, 12/15/20	780,000	779,447
Huntington National Bank (The), 2.20%, 11/6/18	1,175,000	1,176,922
ING Bank NV, 2.00%, 11/26/18 (a)	3,150,000	3,159,069
JPMorgan Chase & Co.:
3.625%, 5/13/24	5,800,000	6,047,689
3.90%, 7/15/25	2,800,000	2,968,403
Lloyds Banking Group plc, 4.65%, 3/24/26	2,000,000	1,982,136
Morgan Stanley:
6.25%, 8/28/17	3,500,000	3,718,897
2.375%, 7/23/19	4,400,000	4,446,248
2.80%, 6/16/20	3,500,000	3,563,742
4.00%, 7/23/25	1,855,000	1,939,653
5.00%, 11/24/25	6,700,000	7,250,861
3.95%, 4/23/27	1,100,000	1,101,163
PNC Bank NA:
2.70%, 11/1/22	4,000,000	3,972,360
3.80%, 7/25/23	1,000,000	1,053,878
Prudential Financial, Inc.:
3.50%, 5/15/24	1,200,000	1,219,682
4.60%, 5/15/44	1,000,000	1,003,986
Regions Financial Corp., 3.20%, 2/8/21	2,450,000	2,470,377
US Bancorp, 2.95%, 7/15/22	1,200,000	1,231,754
Vornado Realty LP, 2.50%, 6/30/19	2,400,000	2,419,874
Wells Fargo & Co., 2.50%, 3/4/21	3,000,000	3,037,890
		152,375,146

Industrial - 2.5%
Eaton Corp.:
2.75%, 11/2/22	1,400,000	1,400,696
4.15%, 11/2/42	500,000	501,949
Illinois Tool Works, Inc., 3.90%, 9/1/42	1,000,000	1,010,713
Penske Truck Leasing Co. LP / PTL Finance Corp.:
3.30%, 4/1/21 (a)	1,250,000	1,245,549
3.375%, 2/1/22 (a)	2,000,000	1,985,702
4.25%, 1/17/23 (a)	3,000,000	3,039,906
Pentair Finance SA:
1.875%, 9/15/17	4,100,000	4,088,434
3.625%, 9/15/20	2,160,000	2,176,831
SBA Tower Trust, 3.722%, 4/15/48 (a)	4,150,000	4,115,364
Thermo Fisher Scientific, Inc.:
4.15%, 2/1/24	800,000	843,329
5.30%, 2/1/44	500,000	559,165
		20,967,638

Technology - 1.0%
Apple, Inc.:
3.25%, 2/23/26	1,325,000	1,383,387
3.45%, 2/9/45	1,050,000	948,313
4.65%, 2/23/46	875,000	955,197

42 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
CORPORATE BONDS - CONT’D
Dun & Bradstreet Corp. (The), 3.25%, 12/1/17	800,000	804,458
Hewlett Packard Enterprise Co., 2.85%, 10/5/18 (a)	1,350,000	1,372,669
Intel Corp., 3.10%, 7/29/22	1,250,000	1,321,534
Microsoft Corp., 3.125%, 11/3/25	1,300,000	1,365,124
		8,150,682

Utilities - 0.2%
Consolidated Edison Co. of New York, Inc., 4.45%, 6/15/20	1,675,000	1,836,849

Total Corporate Bonds (Cost $357,061,038)		364,993,305

FLOATING RATE LOANS (c) - 1.6%

Consumer, Cyclical - 1.6%
Albertson's Holdings LLC:
5.125%, 8/25/19 (b)	1,425,000	1,422,964
5.50%, 8/25/21 (b)	4,760,188	4,760,188
BJ's Wholesale Club, Inc., 4.50%, 9/26/19 (b)	1,839,681	1,785,927
Kraton Polymers LLC, 6.00%, 1/6/22 (b)	3,750,000	3,528,124
Varsity Brands, Inc., 5.00%, 12/11/21 (b)	1,741,184	1,729,575
		13,226,778

Financial - 0.0%
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10 *(b)(d)(e)(f)	481,681	10,886

Total Floating Rate Loans (Cost $13,616,945)		13,237,664

HIGH SOCIAL IMPACT INVESTMENTS - 0.7%
Calvert Social Investment Foundation Notes:
0.50%, 1/1/17 (e)(f)	3,087,392	2,968,126
0.50%, 3/18/17 (e)(f)	2,000,000	1,921,440
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(e)(f)	490,000	453,250
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(e)(f)	631,000	577,365

Total High Social Impact Investments (Cost $6,208,392)		5,920,181

MUNICIPAL OBLIGATIONS - 3.0%

California - 0.9%
Los Angeles California Unified School District GO Bonds, 5.75%, 7/1/34	3,750,000	4,732,838
Oakland California PO Revenue Bonds, Zero Coupon, 0.01%, 12/15/20	1,490,000	1,305,180
Santa Clara Valley California Transportation Authority Revenue Bonds, 5.876%, 4/1/32	880,000	1,103,124
		7,141,142

Connecticut - 0.5%
Connecticut Special Tax Obligation Revenue Bonds, 5.459%, 11/1/30	3,800,000	4,579,760

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 43

	PRINCIPAL AMOUNT ($)	VALUE ($)
MUNICIPAL OBLIGATIONS - CONT’D
District of Columbia - 0.4%
Georgetown University Washington DC Revenue Bonds, Series B, 7.22%, 4/1/19	2,990,000	3,254,465

Maryland - 0.4%
Maryland State Transportation Authority Revenue Bonds, 5.604%, 7/1/30	3,000,000	3,667,110

Massachusetts - 0.1%
Commonwealth of Massachusetts GO Bonds, 5.456%, 12/1/39	750,000	943,208

New York - 0.7%
New York City GO Bonds, 5.206%, 10/1/31	1,030,000	1,220,540
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, 5.767%, 8/1/36	3,540,000	4,465,356
		5,685,896

Total Municipal Obligations (Cost $23,188,779)		25,271,581

SOVEREIGN GOVERNMENT BOND - 0.4%
Nacional Financiera SNC, 3.375%, 11/5/20 (a)	3,450,000	3,475,875

Total Sovereign Government Bonds (Cost $3,444,321)		3,475,875

U.S. GOVERNMENT AGENCIES AND INSTRUMENTALITIES - 0.4%
Overseas Private Investment Corp., 3.22%, 9/15/29	2,850,000	2,979,897

Total U.S. Government Agencies and Instrumentalities (Cost $2,850,000)		2,979,897

U.S. TREASURY OBLIGATIONS - 10.1%
United States Treasury Bonds, 3.00%, 11/15/45	40,838,000	44,087,479
United States Treasury Notes:
0.75%, 2/28/18	16,525,000	16,528,867
1.00%, 3/15/19	1,973,000	1,980,706
1.125%, 2/28/21	18,463,000	18,387,265
1.50%, 2/28/23	479,000	477,672
1.625%, 2/15/26	2,526,000	2,489,295

Total U.S. Treasury Obligations (Cost $83,544,669)		83,951,284

	SHARES	VALUE ($)
COMMON STOCKS - 0.1%

Wireless Telecommunication Services - 0.1%
NII Holdings, Inc. *	88,599	489,952

Total Common Stocks (Cost $1,373,285)		489,952

44 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 6.6%
State Street Bank Time Deposit, 0.278%, 4/1/16	54,496,292	54,496,292

Total Time Deposit (Cost $54,496,292)		54,496,292

TOTAL INVESTMENTS (Cost $818,769,148) - 99.5%		822,698,244
Other assets and liabilities, net - 0.5%		3,720,329
NET ASSETS - 100.0%		$826,418,573

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Short:
2 Year U.S. Treasury Notes	(7)	6/16	($1,531,250)	($10)
10 Year U.S. Treasury Notes	(124)	6/16	(16,168,438)	(29,814)
Total Short				($29,824)

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(b) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.
(c) Remaining maturities of floating rate loans may be less than the stated maturities shown as a result of contractual or optional prepayments by the borrower. Such prepayments cannot be predicted with certainty. Floating rate loans generally pay interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate (“LIBOR”) or other short-term rates. The rate shown is the rate in effect at March 31, 2016. Floating rate loans are generally considered restrictive in that the Fund is ordinarily contractually obligated to receive consent from the Agent Bank and/or Borrower prior to disposition of a floating rate loan.

(d) Alliance Bancorp and its affiliates filed for Chapter 7 bankruptcy on July 13, 2007. This security is no longer accruing interest.
(e) This security was valued under the direction of the Board of Trustees. See Note A.
(f) Restricted securities represent 0.7% of the net assets of the Portfolio.

Abbreviations:
CLO:	Collateralized Loan Obligations
GO:	General Obligation
LLC:	Limited Liability Corporation
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company
PO:	Pension Obligation
REIT:	Real Estate Investment Trust

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
Alliance Mortgage Investments Term Loan, 12.61%, 6/1/10	5/26/05-6/13/07	481,682
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	7/1/14	3,087,392
Calvert Social Investment Foundation Notes, 0.50%, 3/18/17	3/18/16	2,000,000
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	490,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	631,000
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 45

CALVERT EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 95.5%
Banks - 1.4%
Wells Fargo & Co.	601,819	29,103,967

Beverages - 4.1%
Coca-Cola Co. (The)	1,053,441	48,869,128
PepsiCo, Inc.	358,713	36,760,908
		85,630,036

Biotechnology - 4.4%
Biogen, Inc. *	204,858	53,328,635
Gilead Sciences, Inc.	436,204	40,069,699
		93,398,334

Capital Markets - 1.0%
Charles Schwab Corp. (The)	760,950	21,321,819

Chemicals - 3.6%
Ecolab, Inc.	516,280	57,575,546
Marrone Bio Innovations, Inc. *	255,843	230,259
Praxair, Inc.	164,836	18,865,480
		76,671,285

Consumer Finance - 2.1%
American Express Co.	738,484	45,342,918

Electronic Equipment & Instruments - 2.6%
Amphenol Corp., Class A	951,441	55,012,319

Energy Equipment & Services - 1.4%
Cameron International Corp. *	454,467	30,472,012

Food & Staples Retailing - 6.2%
CVS Health Corp.	952,576	98,810,709
Whole Foods Market, Inc.	1,046,956	32,570,801
		131,381,510

Food Products - 2.0%
Mondelez International, Inc., Class A	1,042,181	41,812,302

Health Care Equipment & Supplies - 1.5%
Medtronic plc	410,975	30,823,125

Health Care Providers & Services - 2.2%
Cigna Corp.	216,904	29,767,905
Express Scripts Holding Co. *	248,628	17,078,257
		46,846,162

46 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Health Care Technology - 1.0%
Cerner Corp. *	418,667	22,172,604

Hotels, Restaurants & Leisure - 1.5%
Starbucks Corp.	525,109	31,349,007

Industrial Conglomerates - 5.3%
3M Co.	312,725	52,109,367
Danaher Corp.	617,795	58,604,033
		110,713,400

Insurance - 1.5%
Marsh & McLennan Cos., Inc.	520,825	31,660,952

Internet & Catalog Retail - 2.5%
Priceline Group, Inc. (The) *	40,143	51,742,721

Internet Software & Services - 6.5%
Alphabet, Inc., Class C *	129,136	96,199,863
Facebook, Inc., Class A *	352,867	40,262,125
		136,461,988

IT Services - 8.9%
Accenture plc, Class A	285,824	32,984,090
Cognizant Technology Solutions Corp., Class A *	330,921	20,748,747
MasterCard, Inc., Class A	455,345	43,030,102
Visa, Inc., Class A	1,199,315	91,723,611
		188,486,550

Life Sciences - Tools & Services - 2.5%
Thermo Fisher Scientific, Inc.	373,731	52,916,572

Machinery - 2.4%
IDEX Corp.	604,966	50,139,582

Media - 5.4%
AMC Networks, Inc., Class A *	213,515	13,865,664
Comcast Corp., Class A	867,174	52,966,988
Walt Disney Co. (The)	479,682	47,637,219
		114,469,871

Personal Products - 1.4%
Estee Lauder Co.'s, Inc. (The), Class A	303,428	28,616,295

Pharmaceuticals - 6.0%
Bristol-Myers Squibb Co.	889,712	56,834,803
Novartis AG (ADR)	332,853	24,111,871
Perrigo Co. plc	354,744	45,382,400
		126,329,074

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 47

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Semiconductors & Semiconductor Equipment - 3.0%
QUALCOMM, Inc.	399,838	20,447,715
Texas Instruments, Inc.	755,074	43,356,349
		63,804,064

Software - 2.5%
Microsoft Corp.	949,095	52,418,517

Specialty Retail - 5.7%
Lowe's Co.'s, Inc.	974,101	73,788,151
Ross Stores, Inc.	787,473	45,594,686
		119,382,837

Technology Hardware, Storage & Peripherals - 5.7%
Apple, Inc. (a)	809,630	88,241,574
EMC Corp.	1,179,609	31,436,580
		119,678,154

Textiles, Apparel & Luxury Goods - 1.1%
NIKE, Inc., Class B	390,656	24,013,624

Venture Capital - 0.1%
20/20 Gene Systems, Inc. *(b)(c)	73,397	35,965
Cross Culture Ventures I, LP Ltd. *(b)(c)	99,980	99,980
Digital Directions International, Inc. *(b)(c)(d)	354,389	123,965
Excent Corp. *(b)(c)	600,745	224,913
Ivy Capital (Proprietary) Ltd. *(b)(c)	19	645,071
Napo Pharmaceuticals, Inc. *(b)(c)	294,196	97,085
Village Laundry Services, Inc. *(b)	9,444	—
		1,226,979

Total Common Stocks (Cost $1,473,142,244)		2,013,398,580

PREFERRED STOCKS - 0.3%

Venture Capital - 0.3%
Entouch, Series C *(b)(c)	2,628,278	350,000
Global Resource Options, Inc., Series A *(b)(c)(d)	750,000	501,876
Global Resource Options, Inc., Series B *(b)(c)(d)	244,371	420,464
Global Resource Options, Inc., Series C *(b)(c)(d)	297,823	515,124
Global Resource Options, Inc., Series D *(b)(c)(d)	228,138	2,161,642
Graduation Alliance, Inc., Series C *(b)(c)	3,225,598	265,354
Graduation Alliance, Inc., Series D *(b)(c)	477,597	119,512
Immunology Partners, Inc., Series C-1 *(b)(c)	2,542,915	18,395
New Day Farms, Inc., Series B *(b)(c)(d)	4,547,804	—
Orteq Bioengineering Ltd., Series A *(b)(c)	74,910	—
PresenceLearning, Inc., Series A *(b)(c)	600,000	396,000
PresenceLearning, Inc., Series A-2 *(b)(c)	195,285	134,747
PresenceLearning, Inc., Series B *(b)(c)	399,719	311,781

48 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
PREFERRED STOCKS - CONT’D
Shangri La Farms, Series A *(b)(c)(d)	66,667	100,000
Sword Diagnostics, Series B *(b)(c)	1,264,108	—
		5,294,895

Total Preferred Stocks (Cost $7,289,925)		5,294,895

WARRANTS - 0%

Health Care Providers & Services - 0.0%
HealthSouth Corp. (strike price $41.40/share, expires 1/17/17) *	1,071	2,195

Venture Capital - 0.0%
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18) *(b)(c)	625,721	5,984

Total Warrants (Cost $0)		8,179

	ADJUSTED BASIS ($)	VALUE ($)
VENTURE CAPITAL LIMITED PARTNERSHIP INTEREST - 0.6%
Accion Frontier Inclusion Fund LP *(b)(c)	185,268	162,574
Adobe Capital Social Mezzanine LP *(b)(c)	251,489	187,094
Africa Renewable Energy Fund LP *(b)(c)	344,664	295,788
Arborview Capital Partners LP *(b)(c)	651,817	469,555
Blackstone Clean Technology Partners LP *(b)(c)	446,829	105,343
China Environment Fund 2004 LP *(b)(c)	—	91,471
China Environment Fund III LP *(b)(c)	744,100	530,164
Coastal Ventures III LP *(b)(c)	240,110	230,004
Core Innovations Capital I LP *(b)(c)	871,618	1,081,452
DBL Equity Fund - BAEF Il LP *(b)(c)	866,865	926,430
DBL Partners III LP *(b)(c)	228,749	201,900
First Analysis Private Equity Fund V LP *(b)(c)	612,314	721,089
Ignia Fund I LP *(b)(c)	989,718	691,880
Impact Ventures II LP *(b)(c)	777,984	428,674
LeapFrog Financial Inclusion Fund LP *(b)(c)	463,913	652,730
Mainstream Brazil Impact Investing Fund LP *(b)(c)	20,045	—
New Markets Education Partners LP *(b)(c)	668,132	721,173
New Markets Venture Partners II LP *(b)(c)	94,002	394,121
Owl Ventures LP *(b)(c)	225,000	234,412
Renewable Energy Asia Fund LP *(b)(c)	1,747,526	2,059,461
SEAF India International Growth Fund LP *(b)(c)	219,003	64,483
SJF Ventures II LP, Preferred *(b)(c)	94,038	740,745
SJF Ventures III LP *(b)(c)	442,348	630,876
Westly Capital Partners Fund II *(b)(c)	763,433	675,717

Total Venture Capital Limited Partnership Interest (Cost $11,948,965)		12,297,136

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 49

	PRINCIPAL AMOUNT ($)	VALUE ($)
VENTURE CAPITAL DEBT OBLIGATIONS - 0.1%
Excent Corp., Note, 7.00%, 9/30/19 (b)(c)	218,750	187,220
Graduation Alliance, Inc., Bridge Note, 8.00%, 6/30/16 (b)(c)	45,719	45,719
New Day Farms, Inc., Participation Interest Note, 9.00%, 12/31/16 (b)(c)(d)(e)(f)	6,225	—
One Earth Group Ltd., Convertible Note, 5.00%, 12/31/16 (b)(c)(f)	100,000	33,333
One Earth Group Ltd., Convertible Note II, 5.00%, 12/31/16 (b)(c)(f)	200,000	66,667
Orteq Bioengineering Ltd., Note, 12.00%, 7/31/17 (b)(c)	131,225	—
Quantum Intech, 14.00%, 3/31/19 (b)(c)	30,350	22,763
SEAF Global SME Facility:
9.00%, 5/5/16 (b)(c)(f)	1,000,000	—
9.00%, 6/14/16 (b)(c)	400,000	143,427
9.00%, 6/16/16 (b)(c)(f)	1,500,000	1,350,000
9.00%, 7/12/16 (b)(c)	650,000	650,000
9.00%, 9/30/16 (b)(c)	450,000	450,000

Total Venture Capital Debt Obligations (Cost $4,802,665)		2,949,129

HIGH SOCIAL IMPACT INVESTMENTS - 0.6%
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17 (b)(c)	10,833,877	10,415,364
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20 (b)(c)(g)	1,344,000	1,243,200
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20 (b)(c)(g)	1,728,000	1,581,120

Total High Social Impact Investments (Cost $13,905,877)		13,239,684

TIME DEPOSIT - 3.2%
State Street Bank Time Deposit, 0.278%, 4/1/16	66,966,598	66,966,598

Total Time Deposit (Cost $66,966,598)		66,966,598

TOTAL INVESTMENTS (Cost $1,578,056,274) - 100.3%		2,114,154,201
Other assets and liabilities, net - (0.3)%		(6,591,644)
NET ASSETS - 100.0%		$2,107,562,557

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.
(a) 160,000 shares of Apple, Inc. held by the Equity Portfolio have been soft segregated in order to cover outstanding commitments to certain limited partnership investments within the Portfolio. There are no restrictions on the trading of this security.

(b) Restricted securities represent 1.7% of the net assets of the Portfolio.
(c) This security was valued under the direction of the Board of Trustees. See Note A.
(d) Affiliated company.
(e) Security is in default for both principal and interest.
(f) This security is not accruing interest.
(g) The coupon rate shown on floating or adjustable rate securities represents the rate in effect on March 31, 2016.
See notes to financial statements.

50 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

Abbreviations:
ADR:	American Depositary Receipts
LP:	Limited Partnership
Ltd.:	Limited
plc:	Public Limited Company

RESTRICTED SECURITIES	ACQUISITION DATES	COST ($)
20/20 Gene Systems, Inc.	8/1/08-8/27/13	166,890
Accion Frontier Inclusion Fund LP	11/12/15-2/3/16	185,268
Adobe Capital Social Mezzanine LP	2/8/13-11/30/15	251,489
Africa Renewable Energy Fund LP	4/7/14-7/2/15	344,664
Arborview Capital Partners LP	11/13/12-3/23/16	651,817
Blackstone Clean Technology Partners LP	7/29/10-6/25/15	446,829
Calvert Social Investment Foundation Notes, 0.50%, 1/1/17	1/1/14	10,833,877
China Environment Fund 2004 LP	9/15/05-4/1/09	—
China Environment Fund III LP	1/24/08-4/19/13	744,100
Coastal Ventures III LP	7/30/12-2/25/15	240,110
Core Innovations Capital I LP	1/6/11-2/23/16	871,618
Cross Culture Ventures I, LP Ltd.	2/24/16	99,980
DBL Equity Fund - BAEF Il LP	3/30/11-7/8/15	866,865
DBL Partners III LP	1/16/15-11/23/15	228,749
Digital Directions International, Inc.	7/2/08-7/15/09	683,778
Entouch, Series C, Preferred	2/3/16	350,000
Excent Corp.	9/28/12	250,000
Excent Corp., Note, 7.00%, 9/30/19	9/28/12	218,750
First Analysis Private Equity Fund V LP	6/7/13-3/31/16	612,314
Global Resource Options, Inc., Series A, Preferred	9/18/06	750,000
Global Resource Options, Inc., Series B, Preferred	12/5/07	750,000
Global Resource Options, Inc., Series C, Preferred	2/13/09	1,000,000
Global Resource Options, Inc., Series D, Preferred	12/30/10-5/24/11	700,178
Graduation Alliance, Inc., Bridge Note	11/9/15	45,719
Graduation Alliance, Inc., Preferred Warrants (strike price $0.16/share, expires 8/20/18)	9/13/13	—
Graduation Alliance, Inc., Series C, Preferred	3/27/13-8/20/13	500,000
Graduation Alliance, Inc., Series D, Convertible Preferred	4/29/15	83,288
Ignia Fund I LP	1/28/10-12/8/15	989,718
Immunology Partners, Inc., Series C-1, Preferred	11/30/06	305,942
Impact Ventures II LP	9/8/10-3/18/16	777,984
ImpactAssets Global Sustainable Agriculture Notes, 0.00%, 11/3/20	11/13/15	1,344,000
ImpactAssets Microfinance Plus Notes, 0.00%, 11/3/20	11/13/15	1,728,000
Ivy Capital (Proprietary) Ltd.	9/12/12-5/14/14	557,010
LeapFrog Financial Inclusion Fund LP	1/20/10-1/14/16	463,913
Mainstream Brazil Impact Investing Fund LP	12/12/14-12/3/15	20,045
Napo Pharmaceuticals, Inc.	2/21/07-9/23/09	419,720
New Day Farms, Inc., Participation Interest Note, 9.00%, 12/31/16	12/31/15	6,225
New Day Farms, Inc., Series B, Preferred	3/12/09	500,000
New Markets Education Partners LP	9/27/11-3/4/16	668,132
New Markets Venture Partners II LP	7/21/08-10/13/15	94,002
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 51

RESTRICTED SECURITIES - CONT’D	ACQUISITION DATES	COST ($)
One Earth Group Ltd., Convertible Note, 5.00%, 12/31/16	12/21/12	100,000
One Earth Group Ltd., Convertible Note II, 5.00%, 12/31/16	5/15/13	200,000
Orteq Bioengineering Ltd., Note, 12.00%, 7/31/17	7/22/13	201,621
Orteq Bioengineering Ltd., Series A, Preferred	7/19/07	998,102
Owl Ventures LP	7/10/14-1/5/16	225,000
PresenceLearning, Inc., Series A, Preferred	9/29/11	300,000
PresenceLearning, Inc., Series A-2, Preferred	5/2/12	134,942
PresenceLearning, Inc., Series B, Preferred	4/4/13	285,000
Quantum Intech, 14.00%, 3/31/19	10/5/10-9/30/11	30,350
Renewable Energy Asia Fund LP	9/29/10-5/22/15	1,747,526
SEAF Global SME Facility, 9.00%, 9/30/16	3/29/11	450,000
SEAF Global SME Facility, 9.00%, 6/16/16	6/28/13	1,500,000
SEAF Global SME Facility, 9.00%, 5/5/16	11/6/15	1,000,000
SEAF Global SME Facility, 9.00%, 6/14/16	6/13/11	400,000
SEAF Global SME Facility, 9.00%, 7/12/16	7/11/11	650,000
SEAF India International Growth Fund LP	3/22/05-5/24/10	219,003
Shangri La Farms, Series A, Preferred	2/1/13	200,000
SJF Ventures II LP, Preferred	2/14/06-11/20/12	94,038
SJF Ventures III LP	2/6/12-1/26/16	442,348
Sword Diagnostics, Series B, Preferred	12/26/06-11/9/10	432,473
Village Laundry Services, Inc.	7/22/09	500,000
Westly Capital Partners Fund II	12/27/11-3/18/16	763,433
See notes to financial statements.

52 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP CORE PORTFOLIO
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE ($)
COMMON STOCKS - 95.5%
Air Freight & Logistics - 2.1%
United Parcel Service, Inc., Class B	19,720	2,079,868

Auto Components - 1.1%
Delphi Automotive plc	15,205	1,140,679

Automobiles - 1.0%
Ford Motor Co.	76,179	1,028,417

Banks - 5.1%
BB&T Corp.	21,650	720,295
Citigroup, Inc.	23,377	975,990
US Bancorp	17,314	702,775
Wells Fargo & Co.	57,458	2,778,669
		5,177,729

Beverages - 1.2%
PepsiCo, Inc.	12,107	1,240,725

Biotechnology - 4.3%
Amgen, Inc.	15,882	2,381,188
Gilead Sciences, Inc.	20,987	1,927,866
		4,309,054

Chemicals - 1.0%
PPG Industries, Inc.	9,300	1,036,857

Communications Equipment - 2.5%
Cisco Systems, Inc.	87,319	2,485,972

Consumer Finance - 3.1%
American Express Co.	21,457	1,317,460
Capital One Financial Corp.	25,943	1,798,109
		3,115,569

Diversified Financial Services - 2.5%
Moody's Corp.	26,086	2,518,864

Diversified Telecommunication Services - 4.9%
AT&T, Inc.	48,417	1,896,494
Verizon Communications, Inc.	56,646	3,063,416
		4,959,910

Electric Utilities - 0.3%
Portland General Electric Co.	8,032	317,184

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 53

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Energy Equipment & Services - 2.9%
FMC Technologies, Inc. *	46,092	1,261,077
Frank's International NV	65,311	1,076,325
National Oilwell Varco, Inc.	19,550	608,005
		2,945,407

Food & Staples Retailing - 3.2%
CVS Health Corp.	31,608	3,278,698

Food Products - 1.8%
General Mills, Inc.	12,871	815,378
Mondelez International, Inc., Class A	23,941	960,513
		1,775,891

Gas Utilities - 0.8%
ONE Gas, Inc.	5,564	339,960
UGI Corp.	12,888	519,258
		859,218

Health Care Equipment & Supplies - 2.1%
St. Jude Medical, Inc.	38,589	2,122,395

Health Care Providers & Services - 3.3%
HCA Holdings, Inc. *	16,816	1,312,489
McKesson Corp.	12,701	1,997,232
		3,309,721

Hotels, Restaurants & Leisure - 1.0%
Darden Restaurants, Inc.	15,075	999,473

Industrial Conglomerates - 2.3%
Danaher Corp.	24,726	2,345,508

Insurance - 4.6%
American Financial Group, Inc.	26,822	1,887,464
MetLife, Inc.	17,367	763,106
Prudential Financial, Inc.	28,193	2,036,099
		4,686,669

Internet Software & Services - 2.1%
Alphabet, Inc., Class A *	2,852	2,175,791

IT Services - 6.6%
Accenture plc, Class A	9,413	1,086,260
Cognizant Technology Solutions Corp., Class A *	23,867	1,496,461
DST Systems, Inc.	13,014	1,467,589
MasterCard, Inc., Class A	16,538	1,562,841
Western Union Co. (The)	55,914	1,078,581
		6,691,732

54 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

	SHARES	VALUE ($)
COMMON STOCKS - CONT’D
Machinery - 5.2%
Cummins, Inc.	10,436	1,147,334
Dover Corp.	38,394	2,469,886
Ingersoll-Rand plc	27,305	1,693,183
		5,310,403

Media - 3.3%
Omnicom Group, Inc.	39,986	3,328,035

Metals & Mining - 0.8%
Reliance Steel & Aluminum Co.	12,115	838,237

Multi-Utilities - 0.3%
Avista Corp.	7,537	307,359

Multiline Retail - 3.2%
Target Corp.	39,255	3,229,901

Oil, Gas & Consumable Fuels - 1.0%
Oneok, Inc.	33,114	988,784

Personal Products - 2.6%
Unilever NV, NY Shares	58,027	2,592,646

Pharmaceuticals - 5.8%
Johnson & Johnson	23,290	2,519,978
Merck & Co., Inc.	26,675	1,411,374
Pfizer, Inc.	65,556	1,943,080
		5,874,432

Professional Services - 1.6%
Robert Half International, Inc.	34,808	1,621,357

Semiconductors & Semiconductor Equipment - 1.0%
Intel Corp.	32,247	1,043,190

Software - 3.7%
Microsoft Corp.	45,136	2,492,861
Oracle Corp.	30,470	1,246,528
		3,739,389

Specialty Retail - 2.0%
Lowe's Co.'s, Inc.	16,906	1,280,630
TJX Co.'s, Inc. (The)	9,695	759,603
		2,040,233

Technology Hardware, Storage & Peripherals - 5.2%
Apple, Inc.	47,867	5,217,024

Total Common Stocks (Cost $91,714,573)		96,732,321

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 55

	SHARES	VALUE ($)
EXCHANGE-TRADED PRODUCTS - 3.3%
Vanguard REIT ETF	39,508	3,310,770

Total Exchange-Traded Products (Cost $3,154,176)		3,310,770

	PRINCIPAL AMOUNT ($)	VALUE ($)
TIME DEPOSIT - 1.0%
State Street Bank Time Deposit, 0.278%, 4/1/16	1,050,083	1,050,083

Total Time Deposit (Cost $1,050,083)		1,050,083

TOTAL INVESTMENTS (Cost $95,918,832) - 99.8%		101,093,174
Other assets and liabilities, net - 0.2%		190,830
NET ASSETS - 100.0%		$101,284,004

NOTES TO SCHEDULE OF INVESTMENTS
* Non-income producing security.

Abbreviations:
ETF:	Exchange-Traded Fund
plc:	Public Limited Company
REIT:	Real Estate Investment Trust
See notes to financial statements.

56 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BALANCED PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $637,859,922) - see accompanying schedule	$658,160,375
Investments in affiliated securities, at value (Cost $0) - see accompanying schedule	41,064
Cash collateral at broker	385,397
Receivable for securities sold	451,713
Receivable for shares sold	568,853
Dividends and interest receivable	1,702,444
Trustees' deferred compensation plan	373,882
Total assets	661,683,728

LIABILITIES
Payable for securities purchased	2,284,218
Payable for shares redeemed	381,770
Payable to custodian bank	51,054
Payable for futures contracts variation margin	27,241
Payable to Calvert Investment Management, Inc.	218,248
Payable to Calvert Investment Distributors, Inc.	161,598
Payable to Calvert Investment Administrative Services, Inc.	65,705
Payable to Calvert Investment Services, Inc.	11,103
Trustees' deferred compensation plan	373,882
Accrued expenses and other liabilities	137,898
Total liabilities	3,712,717
NET ASSETS	$657,971,011

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 19,424,574 shares outstanding	$566,224,284
Class C: 2,002,846 shares outstanding	61,237,489
Class I: 469,584 shares outstanding	11,430,533
Class Y: 338,396 shares outstanding	10,679,421
Undistributed net investment income	451,042
Accumulated net realized gain (loss)	(12,521,436)
Net unrealized appreciation (depreciation)	20,469,678
NET ASSETS	$657,971,011

NET ASSET VALUE PER SHARE
Class A (based on net assets of $575,982,321)	$29.65
Class C (based on net assets of $57,723,573)	$28.82
Class I (based on net assets of $14,150,088)	$30.13
Class Y (based on net assets of $10,115,029)	$29.89
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 57

CALVERT BOND PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $818,769,148) - see accompanying schedule	$822,698,244
Cash collateral at broker	171,948
Receivable for securities sold	1,470,783
Receivable for shares sold	892,407
Interest receivable	5,056,316
Trustees' deferred compensation plan	458,164
Total assets	830,747,862

LIABILITIES
Payable for securities purchased	2,632,073
Payable for shares redeemed	629,330
Payable for futures contracts variation margin	47,047
Payable to Calvert Investment Management, Inc.	242,410
Payable to Calvert Investment Distributors, Inc.	94,162
Payable to Calvert Investment Administrative Services, Inc.	77,930
Payable to Calvert Investment Services, Inc.	6,964
Trustees' deferred compensation plan	458,164
Accrued expenses and other liabilities	141,209
Total liabilities	4,329,289
NET ASSETS	$826,418,573

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 24,802,171 shares outstanding	$400,288,649
Class C: 2,077,280 shares outstanding	32,599,215
Class I: 19,401,128 shares outstanding	310,201,914
Class Y: 5,523,074 shares outstanding	88,532,219
Undistributed net investment income	82,304
Accumulated net realized gain (loss)	(9,185,000)
Net unrealized appreciation (depreciation)	3,899,272
NET ASSETS	$826,418,573

NET ASSET VALUE PER SHARE
Class A (based on net assets of $395,336,031)	$15.94
Class C (based on net assets of $32,901,279)	$15.84
Class I (based on net assets of $309,534,204)	$15.95
Class Y (based on net assets of $88,647,059)	$16.05
See notes to financial statements.

58 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $1,573,466,094) - see accompanying schedule	$2,110,331,130
Investments in affiliated securities, at value (Cost $4,590,180) - see accompanying schedule	3,823,071
Receivable for securities sold	4,401,784
Receivable for shares sold	3,045,430
Dividends and interest receivable	3,400,464
Trustees' deferred compensation plan	1,239,643
Total assets	2,126,241,522

LIABILITIES
Payable for securities purchased	10,722,480
Payable for shares redeemed	4,224,506
Payable to custodian bank	450,000
Payable to Calvert Investment Management, Inc.	872,107
Payable to Calvert Investment Distributors, Inc.	409,235
Payable to Calvert Investment Administrative Services, Inc.	202,374
Payable to Calvert Investment Services, Inc.	21,350
Trustees' deferred compensation plan	1,239,643
Accrued expenses and other liabilities	537,270
Total liabilities	18,678,965
NET ASSETS	$2,107,562,557

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 32,366,347 shares outstanding	$830,047,839
Class C: 6,193,565 shares outstanding	167,474,973
Class I: 10,686,912 shares outstanding	327,992,904
Class Y: 3,855,600 shares outstanding	153,124,300
Undistributed net investment income	4,299,013
Accumulated net realized gain (loss)	88,525,601
Net unrealized appreciation (depreciation)	536,097,927
NET ASSETS	$2,107,562,557

NET ASSET VALUE PER SHARE
Class A (based on net assets of $1,300,090,762)	$40.17
Class C (based on net assets of $165,061,444)	$26.65
Class I (based on net assets of $483,372,696)	$45.23
Class Y (based on net assets of $159,037,655)	$41.25
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 59

CALVERT LARGE CAP CORE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in securities, at value (Cost $95,918,832) - see accompanying schedule	$101,093,174
Cash	8,738
Receivable for shares sold	221,119
Dividends and interest receivable	78,432
Trustees' deferred compensation plan	57,523
Total assets	101,458,986

LIABILITIES
Payable for shares redeemed	9,844
Payable to Calvert Investment Management, Inc.	41,353
Payable to Calvert Investment Distributors, Inc.	24,402
Payable to Calvert Investment Administrative Services, Inc.	9,790
Payable to Calvert Investment Services, Inc.	1,497
Trustees' deferred compensation plan	57,523
Accrued expenses and other liabilities	30,573
Total liabilities	174,982
NET ASSETS	$101,284,004

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 3,801,014 shares outstanding	$71,140,602
Class C: 776,561 shares outstanding	13,806,628
Class I: 843,555 shares outstanding	8,018,268
Class Y: 225,604 shares outstanding	4,775,769
Undistributed net investment income	290,010
Accumulated net realized gain (loss)	(1,921,615)
Net unrealized appreciation (depreciation)	5,174,342
NET ASSETS	$101,284,004

NET ASSET VALUE PER SHARE
Class A (based on net assets of $69,007,911)	$18.16
Class C (based on net assets of $12,289,426)	$15.83
Class I (based on net assets of $15,813,703)	$18.75
Class Y (based on net assets of $4,172,964)	$18.50
See notes to financial statements.

60 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME	Balanced Portfolio	Bond Portfolio
Investment Income:
Interest income (net of foreign taxes withheld of $26 and $0, respectively)	$4,045,812	$14,475,992
Dividend income (net of foreign taxes withheld of $48,491 and $0, respectively)	4,896,843	24,808
Total investment income	8,942,655	14,500,800

Expenses:
Investment advisory fee	1,308,029	1,439,676
Administrative fees	721,568	777,371
Transfer agency fees and expenses	429,363	342,452
Distribution Plan expenses:
Class A	674,587	391,538
Class C	280,697	163,386
Trustees' fees and expenses	35,073	42,760
Accounting fees	69,131	80,788
Custodian fees	66,118	50,190
Professional fees	36,715	31,173
Registration fees	30,383	33,305
Reports to shareholders	43,400	29,396
Miscellaneous	47,867	15,302
Total expenses	3,742,931	3,397,337
Reimbursement from Advisor:
Class I	(2,793)	—
Class Y	(2,392)	—
Administrative fees waived	(164,663)	(163,800)
Net expenses	3,573,083	3,233,537
NET INVESTMENT INCOME	5,369,572	11,267,263

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(4,402,812)	(1,133,356)
Net increase from payments by affiliates (see Note B)	274,773	—
Futures	553,585	365,659
	(3,574,454)	(767,697)

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	23,190,048	6,391,758
Investments in affiliated securities	(23,719)	—
Futures	211,295	(179,371)
	23,377,624	6,212,387

NET REALIZED AND UNREALIZED GAIN (LOSS)	19,803,170	5,444,690

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$25,172,742	$16,711,953
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 61

STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME	Equity Portfolio	Large Cap Core Portfolio
Investment Income:
Dividend income (net of foreign taxes withheld of $137,894 and $15,186, respectively)	$15,186,396	$1,318,186
Interest income	242,129	1,961
Total investment income	15,428,525	1,320,147

Expenses:
Investment advisory fee	5,320,983	309,449
Administrative fees	1,700,152	68,995
Transfer agency fees and expenses	1,103,898	74,388
Distribution Plan expenses:
Class A	1,649,346	85,103
Class C	839,328	60,303
Trustees' fees and expenses	141,128	9,619
Accounting fees	209,628	21,228
Custodian fees	74,069	14,443
Professional fees	88,367	14,912
Registration fees	47,440	26,324
Reports to shareholders	106,907	7,107
Miscellaneous	119,632	4,146
Total expenses	11,400,878	696,017
Reimbursement from Advisor:
Class I	—	(344)
Class Y	—	(3,124)
Fees waived	(36,030)	(51,575)
Administrative fees waived	(235,789)	(4,671)
Net expenses	11,129,059	636,303
NET INVESTMENT INCOME	4,299,466	683,844

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss)	248,439,453	6,671,925

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	(133,907,402)	278,009
Investments in affiliated securities	(489,613)	—
Assets and liabilities denominated in foreign currencies	7	—
	(134,397,008)	278,009

NET REALIZED AND UNREALIZED GAIN (LOSS)	114,042,445	6,949,934

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$118,341,911	$7,633,778
See notes to financial statements.

62 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$5,369,572	$8,431,925
Net realized gain (loss)	(3,574,454)	61,203,122
Change in unrealized appreciation (depreciation)	23,377,624	(77,387,555)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	25,172,742	(7,752,508)

Distributions to shareholders from:
Net investment income:
Class A shares	(4,872,982)	(7,215,679)
Class B shares (a)	—	(1,733)
Class C shares	(275,576)	(318,771)
Class I shares	(140,770)	(628,679)
Class Y shares	(76,142)	(72,855)
Net realized gain:
Class A shares	(57,459,858)	(6,263,382)
Class B shares (a)	—	(41,853)
Class C shares	(5,775,639)	(569,186)
Class I shares	(1,379,237)	(490,451)
Class Y shares	(638,834)	(46,766)
Total distributions	(70,619,038)	(15,649,355)

Capital share transactions:
Shares sold:
Class A shares (b)	30,915,067	77,314,329
Class B shares (a)	—	23,457
Class C shares	6,410,531	13,860,342
Class I shares	2,286,845	9,068,557
Class Y shares	5,000,274	5,356,913
Reinvestment of distributions:
Class A shares	58,733,491	12,645,754
Class B shares (a)	—	42,067
Class C shares	5,184,367	755,630
Class I shares	1,520,007	1,119,130
Class Y shares	647,723	104,048
Redemption fees:
Class A shares	—	1,062
Class C shares	—	68
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 63

CALVERT BALANCED PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

Shares redeemed:	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Class A shares	($42,881,276)	($60,888,132)
Class B shares (a)(b)	—	(4,227,672)
Class C shares	(5,002,980)	(5,925,701)
Class I shares	(2,570,380)	(40,417,040)
Class Y shares	(1,372,111)	(2,324,766)
Total capital share transactions	58,871,558	6,508,046

TOTAL INCREASE (DECREASE) IN NET ASSETS	13,425,262	(16,893,817)

NET ASSETS
Beginning of period	644,545,749	661,439,566
End of period (including undistributed net investment income of $451,042 and $446,940, respectively)	$657,971,011	$644,545,749

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	1,033,044	2,274,208
Class B shares (a)	—	712
Class C shares	218,642	417,930
Class I shares	75,701	264,169
Class Y shares	171,484	156,527
Reinvestment of distributions:
Class A shares	1,982,455	374,777
Class B shares (a)	—	1,267
Class C shares	180,202	23,045
Class I shares	50,458	32,468
Class Y shares	21,681	3,067
Shares redeemed:
Class A shares	(1,439,271)	(1,792,460)
Class B shares (a)(c)	—	(124,831)
Class C shares	(169,747)	(178,447)
Class I shares	(85,933)	(1,167,051)
Class Y shares	(44,712)	(67,263)
Total capital share activity	1,994,004	218,118

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $3,427,822 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 100,848 shares redeemed from Class B shares and 98,898 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

64 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$11,267,263	$21,565,873
Net realized gain (loss)	(767,697)	2,004,568
Change in unrealized appreciation (depreciation)	6,212,387	(8,455,787)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	16,711,953	15,114,654

Distributions to shareholders from:
Net investment income:
Class A shares	(5,048,704)	(9,301,172)
Class B shares (a)	—	(4,399)
Class C shares	(281,949)	(510,454)
Class I shares	(4,706,830)	(10,049,863)
Class Y shares	(1,186,964)	(1,686,307)
Total distributions	(11,224,447)	(21,552,195)

Capital share transactions:
Shares sold:
Class A shares (b)	39,975,434	92,254,104
Class B shares (a)	—	42,764
Class C shares	2,907,479	5,047,017
Class I shares	71,330,103	125,214,709
Class Y shares	18,946,715	35,576,230
Reinvestment of distributions:
Class A shares	4,576,068	8,429,712
Class B shares (a)	—	4,337
Class C shares	225,298	402,675
Class I shares	4,594,747	9,859,991
Class Y shares	1,015,547	1,410,042
Redemption fees:
Class A shares	—	5,759
Class C shares	—	107
Class Y shares	—	15
Shares redeemed:
Class A shares	(47,067,918)	(81,166,274)
Class B shares (a)(b)	—	(880,527)
Class C shares	(3,073,450)	(6,607,978)
Class I shares	(97,082,722)	(103,897,006)
Class Y shares	(9,056,911)	(12,878,054)
Total capital share transactions	(12,709,610)	72,817,623

TOTAL INCREASE (DECREASE) IN NET ASSETS	(7,222,104)	66,380,082
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 65

CALVERT BOND PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Beginning of period	$833,640,677	$767,260,595
End of period (including undistributed net investment income of $82,304 and $39,488, respectively)	$826,418,573	$833,640,677

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	2,532,509	5,739,886
Class B shares (a)	—	2,688
Class C shares	185,373	316,229
Class I shares	4,514,863	7,776,102
Class Y shares	1,190,496	2,203,083
Reinvestment of distributions:
Class A shares	290,000	525,647
Class B shares (a)	—	271
Class C shares	14,367	25,260
Class I shares	290,907	613,865
Class Y shares	63,922	87,394
Shares redeemed:
Class A shares	(2,979,907)	(5,062,758)
Class B shares (a)(c)	—	(54,539)
Class C shares	(195,965)	(414,132)
Class I shares	(6,144,753)	(6,512,113)
Class Y shares	(569,597)	(796,966)
Total capital share activity	(807,785)	4,449,917

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $614,021 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 37,879 shares redeemed from Class B shares and 37,509 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

66 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$4,299,466	$9,481,917
Net realized gain (loss)	248,439,453	388,155,543
Change in unrealized appreciation (depreciation)	(134,397,008)	(253,288,192)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	118,341,911	144,349,268

Distributions to shareholders from:
Net investment income:
Class A shares	(4,414,219)	(583,496)
Class C shares	(164,584)	—
Class I shares	(3,205,105)	(3,716,273)
Class Y shares	(1,100,000)	(367,049)
Net realized gain:
Class A shares	(278,855,516)	(143,281,964)
Class B shares (a)	—	(1,563,454)
Class C shares	(48,599,419)	(21,308,533)
Class I shares	(93,516,345)	(85,041,426)
Class Y shares	(32,976,417)	(12,579,166)
Total distributions	(462,831,605)	(268,441,361)

Capital share transactions:
Shares sold:
Class A shares (b)	83,092,051	159,258,981
Class B shares (a)	—	73,926
Class C shares	14,485,682	16,502,253
Class I shares	75,415,060	226,079,599
Class Y shares	26,007,496	62,046,619
Reinvestment of distributions:
Class A shares	265,210,260	127,526,426
Class B shares (a)	—	1,472,454
Class C shares	39,680,003	17,142,692
Class I shares	76,215,766	83,957,252
Class Y shares	25,057,028	9,676,039
Redemption fees:
Class A shares	—	2,035
Class B shares (a)	—	23
Class C shares	—	27
Class I shares	—	2,115
Class Y shares	—	6
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 67

CALVERT EQUITY PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

Shares redeemed:	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Class A shares	($164,173,155)	($484,293,697)
Class B shares (a)(b)	—	(15,849,052)
Class C shares	(18,345,006)	(21,304,527)
Class I shares	(170,693,866)	(665,367,204)
Class Y shares	(23,529,383)	(47,547,877)
Total capital share transactions	228,421,936	(530,621,910)

TOTAL INCREASE (DECREASE) IN NET ASSETS	(116,067,758)	(654,714,003)

NET ASSETS
Beginning of period	2,223,630,315	2,878,344,318
End of period (including undistributed net investment income of $4,299,013 and $8,883,455, respectively)	$2,107,562,557	$2,223,630,315

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	1,956,872	3,200,185
Class B shares (a)	—	1,899
Class C shares	527,835	454,384
Class I shares	1,608,110	4,107,001
Class Y shares	605,609	1,233,864
Reinvestment of distributions:
Class A shares	6,543,004	2,668,757
Class B shares (a)	—	38,127
Class C shares	1,475,604	487,424
Class I shares	1,666,511	1,594,308
Class Y shares	600,420	197,782
Shares redeemed:
Class A shares	(3,941,718)	(9,669,175)
Class B shares (a)(c)	—	(391,943)
Class C shares	(660,363)	(577,212)
Class I shares	(3,374,283)	(12,432,783)
Class Y shares	(563,683)	(931,516)
Total capital share activity	6,443,918	(10,018,898)

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $11,964,158 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 296,069 shares redeemed from Class B shares and 238,567 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

68 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP CORE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$683,844	$1,956,864
Net realized gain (loss)	6,671,925	10,373,873
Change in unrealized appreciation (depreciation)	278,009	(16,938,321)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	7,633,778	(4,607,584)

Distributions to shareholders from:
Net investment income:
Class A shares	(1,323,831)	(504,721)
Class C shares	(181,722)	—
Class I shares	(295,407)	(1,020,644)
Class Y shares	(70,587)	—
Net realized gain:
Class A shares	(12,371,110)	(3,951,277)
Class B shares (a)	—	(41,418)
Class C shares	(2,461,942)	(790,513)
Class I shares	(2,910,036)	(5,331,738)
Class Y shares	(582,478)	(106,778)
Total distributions	(20,197,113)	(11,747,089)

Capital share transactions:
Shares sold:
Class A shares (b)	7,965,705	15,494,566
Class B shares (a)	—	34,023
Class C shares	2,315,230	2,841,972
Class I shares	4,192,429	19,027,041
Class Y shares	2,325,185	1,780,161
Reinvestment of distributions:
Class A shares	12,372,577	4,025,048
Class B shares (a)	—	40,569
Class C shares	1,891,597	539,152
Class I shares	3,134,022	6,352,382
Class Y shares	653,065	106,778
Redemption fees:
Class A shares	—	4,784
Class C shares	—	78
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 69

CALVERT LARGE CAP CORE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

Shares redeemed:	SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Class A shares	(9,890,791)	(13,805,254)
Class B shares (a)(b)	—	(792,022)
Class C shares	(1,895,308)	(2,514,921)
Class I shares	(93,116,498)	(10,729,113)
Class Y shares	(1,246,744)	(335,373)
Total capital share transactions	(71,299,531)	22,069,871

TOTAL INCREASE (DECREASE) IN NET ASSETS	(83,862,866)	5,715,198

NET ASSETS
Beginning of period	185,146,870	179,431,672
End of period (including undistributed net investment income of $290,010 and $1,477,713, respectively)	$101,284,004	$185,146,870

CAPITAL SHARE ACTIVITY
Shares sold:
Class A shares (c)	438,257	659,459
Class B shares (a)	—	1,740
Class C shares	143,568	134,656
Class I shares	192,285	796,631
Class Y shares	123,910	75,760
Reinvestment of distributions:
Class A shares	670,547	173,161
Class B shares (a)	—	2,039
Class C shares	117,761	25,983
Class I shares	164,887	266,862
Class Y shares	34,692	4,557
Shares redeemed:
Class A shares	(531,585)	(590,767)
Class B shares (a)(c)	—	(38,844)
Class C shares	(116,413)	(119,897)
Class I shares	(4,134,168)	(443,093)
Class Y shares	(65,242)	(14,538)
Total capital share activity	(2,961,501)	933,709

(a) Class B Shares were converted into Class A Shares at the close of business on April 20, 2015.
(b) Amounts include $552,484 of share transactions that were redeemed from Class B shares and converted into Class A shares at the close of business on April 20, 2015.
(c) Amount includes 27,083 shares redeemed from Class B shares and 23,223 shares purchased into Class A shares at the close of business on April 20,2015.
See notes to financial statements.

70 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: Calvert Social Investment Fund (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, four of which are reported herein: Balanced, Bond, Equity, and Large Cap Core. Balanced, Equity, and Large Cap Core are registered as diversified portfolios. Bond is registered as a non-diversified portfolio. The operations of each series are accounted for separately. The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services – Investment Companies (ASC 946).
Balanced, Bond, Equity, and Large Cap Core each offer Class A, Class C, Class I, and Class Y shares. The Fund also offered Class B shares; however, all Class B shares were converted to Class A shares effective April 20, 2015 and are no longer available. Class A shares are sold with a maximum front-end sales charge of 4.75% (3.75% for Bond). Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Class I shares require a minimum account balance of $1,000,000. The $1 million minimum initial investment is waived for retirement plans that trade through omnibus accounts and may be waived in certain other instances where it is believed to be in the best interest of the Fund and its shareholders. Class I shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Class Y shares are generally only available to wrap or similar fee-based programs offered by financial intermediaries, foundations, and endowments that have entered into an agreement with the Fund’s Distributor to offer Class Y shares. Class Y shares have no front-end or deferred sales charge and have lower levels of expenses than Class A shares. Each class has different: (a) dividend rates due to differences in Distribution Plan expenses and other class specific expenses, (b) exchange privileges and (c) class specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Fund uses independent pricing services approved by the Board of Trustees (“the Board”) to value its investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Fund to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. U.S. generally accepted accounting principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Fund’s investments by major category are as follows:
Debt securities, other than Venture capital debt securities, are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, floating rate loans, sovereign government bonds, municipal securities, and U.S. government and government agency obligations, pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer

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supplied prices and such securities are generally categorized as Level 2 in the hierarchy. For asset-backed securities, collateralized mortgage-backed obligations, commercial mortgage-backed securities, and U.S. government agency mortgage-backed securities, pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices and, accordingly, such securities are generally categorized as Level 2 in the hierarchy.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Short-term securities of sufficient credit quality with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates fair value, and are categorized as Level 2 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Common and preferred stocks, including restricted securities and venture capital securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are categorized as Level 2 in the hierarchy. Options are valued at their closing price on the exchange they are traded on. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If events occur after the close of the principal market in which foreign securities are traded, and before the close of business of the Fund, that are expected to materially affect the value of those securities, then they are valued at their fair value taking these events into account and are categorized as Level 2 in the hierarchy. For restricted securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and such securities are categorized as Level 3 in the hierarchy.
Venture capital securities for which market quotations are not readily available are generally categorized as Level 3 in the hierarchy. Venture capital direct equity securities are generally valued using the most appropriate and applicable method to measure fair value in light of each company’s situation. Methods may include market, income or cost approaches with discounts as appropriate based on assumptions of liquidation or exit risk. Examples of the market approach are subsequent rounds of financing, comparable transactions, and revenue times an industry multiple. An example of the income approach is the discounted cash flow. Examples of the cost approach are replacement cost, salvage value, or net asset percentage. Venture capital limited partnership (“LP”) securities are valued at the fair value reported by the general partner of the partnership adjusted as necessary to reflect subsequent capital calls and distributions and any other available information, as a practical expedient. In the absence of a reported LP unit value, fair value may be estimated based on the Fund’s percentage equity in the partnership and/or other balance sheet information and portfolio value for the most recently available period reported by the general partner. In some cases adjustments may be made to account for daily pricing of material public holdings within the partnership. Venture capital debt securities are valued based on assumptions of credit and market risk. For venture capital securities denominated in foreign currency, the fair value is marked to the daily exchange rate.
If a market value cannot be determined for a security using the methodologies described above, or if, in the good faith opinion of the Advisor, the market value does not constitute a readily available market quotation, or if a significant event has occurred that would materially affect the value of the security, the security will be fair valued as determined in good faith by the Valuation Committee or, with respect to Special Equities investments, by the Audit Committee using the venture capital methodologies described above.
The Valuation Committee considers a number of factors, including significant unobservable valuation inputs when arriving at fair value. It considers all significant facts that are reasonably available and relevant to the determination of fair value.
The Valuation Committee primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. When more appropriate, the Fund may employ an income-based or cost approach. An income-based valuation approach discounts anticipated future cash flows of the investment to calculate a present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. A cost based approach is based on the amount that currently would be required to replace the service capacity of an asset (current replacement cost). From the seller’s perspective, the price that would be received for the asset is determined based on the cost to a buyer to acquire or construct a substitute asset of comparable utility, adjusted for obsolescence.
The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized. Further, due to the inherent uncertainty of valuations of such investments, the fair values may differ

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significantly from the values that would have been used had an active market existed, and the differences could be material. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis and reviews of any related market activity.
At March 31, 2016, the following securities were fair valued in good faith under the direction of the Board:

	TOTAL FAIR VALUE INVESTMENTS	% OF NET ASSETS
Balanced	$12,535,810	1.9%
Bond	$5,931,067	0.7%
Equity	$35,013,807	1.7%
The following table summarizes the market value of the Fund's holdings as of March 31, 2016, based on the inputs used to value them:

BALANCED	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$376,039,157	$—	$—	$376,039,157
Common Stocks - Venture Capital	—	—	4,597,041	4,597,041
Preferred Stocks - Venture Capital	—	—	799,156	799,156
Venture Capital Limited Partnership Interest	—	—	1,004,179	1,004,179
Venture Capital Debt Obligations	—	—	1,101,000	1,101,000
Asset-Backed Securities	—	53,566,372	—	53,566,372
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	5,777,458	—	5,777,458
Commercial Mortgage-Backed Securities	—	15,229,100	—	15,229,100
Corporate Bonds	—	108,850,555	—	108,850,555
Floating Rate Loans	—	4,210,110	8,709	4,218,819
High Social Impact Investments	—	4,199,210	826,515	5,025,725
Municipal Obligations	—	4,864,834	—	4,864,834
Sovereign Government Bonds	—	942,012	—	942,012
U.S. Government Agencies and Instrumentalities	—	941,020	—	941,020
U.S. Treasury Obligations	—	30,820,922	—	30,820,922
Exchange-Traded Products	13,011,039	—	—	13,011,039
Time Deposit	—	31,413,050	—	31,413,050

TOTAL	$389,050,196	$260,814,643	$8,336,600^	$658,201,439
Futures Contracts***	$128,161	$—	$—	$128,161

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments. Venture Capital is not included in this category.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 1.3% of net assets.

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The following is a reconciliation of Level 3 assets for which significant unobservable input were used to determine fair value:

	VENTURE CAPITAL	FLOATING RATE LOANS	HIGH SOCIAL IMPACT INVESTMENTS	TOTAL
Balance as of 9/30/15	$8,443,431	$—	$—	$8,443,431
Accrued discounts/premiums	—	—	—	—
Realized gain (loss)	—	—	—	—
Change in unrealized appreciation (depreciation)	(758,879)	8,709	(72,485)	(822,655)
Purchases	—	—	899,000	899,000
Sales	(183,176)	—	—	(183,176)
Transfers in and/or out of Level 3[1]	—	—	—	—
Balance as of 3/31/16	$7,501,376	$8,709	$826,515	$8,336,600
1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
There were no transfers between levels during the period.

BOND	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Asset-Backed Securities	$—	$186,875,472	$—	$186,875,472
Collateralized Mortgage-Backed Obligations (Privately Originated)	—	25,731,706	—	25,731,706
Commercial Mortgage-Backed Securities	—	55,275,035	—	55,275,035
Corporate Bonds	—	364,993,305	—	364,993,305
Floating Rate Loans	—	13,226,778	10,886	13,237,664
High Social Impact Investments	—	4,889,566	1,030,615	5,920,181
Municipal Obligations	—	25,271,581	—	25,271,581
Sovereign Government Bonds	—	3,475,875	—	3,475,875
U.S. Government Agencies and Instrumentalities	—	2,979,897	—	2,979,897
U.S. Treasury Obligations	—	83,951,284	—	83,951,284
Common Stocks**	489,952	—	—	489,952
Time Deposit	—	54,496,292	—	54,496,292

TOTAL	$489,952	$821,166,791	$1,041,501^	$822,698,244
Futures Contracts***	($29,824)	$—	$—	($29,824)

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
*** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
^ Level 3 securities represent 0.1% of net assets.
There were no transfers between levels during the period.

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EQUITY	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$2,012,171,601	$—	$—	$2,012,171,601
Common Stocks - Venture Capital	—	—	1,226,979	1,226,979
Preferred Stocks - Venture Capital	—	—	5,294,895	5,294,895
Warrants	2,195	—	—	2,195
Warrants - Venture Capital	—	—	5,984	5,984
Venture Capital Limited Partnership Interest	—	—	12,297,136	12,297,136
Venture Capital Debt Obligations	—	—	2,949,129	2,949,129
High Social Impact Investments	—	10,415,364	2,824,320	13,239,684
Time Deposit	—	66,966,598	—	66,966,598

TOTAL	$2,012,173,796	$77,381,962	$24,598,443^	$2,114,154,201

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments. Venture Capital is not included in this category.
^ Level 3 securities represent 1.2% of net assets.
The following is a reconciliation of Level 3 assets for which significant unobservable input were used to determine fair value:

	VENTURE CAPITAL	HIGH SOCIAL IMPACT INVESTMENTS	TOTAL
Balance as of 9/30/15	$21,573,655	$—	$21,573,655
Accrued discounts/premiums	—	—	—
Realized gain (loss)	—	—	—
Change in unrealized appreciation (depreciation)	(507,695)	(247,680)	(755,375)
Purchases	4,246,482	3,072,000	7,318,482
Sales	(3,538,319)	—	(3,538,319)
Transfers in and/or out of Level 3[1]	—	—	—
Balance as of 3/31/16	$21,774,123	$2,824,320	$24,598,443
1 The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the end of the reporting period.
There were no transfers between levels during the period.

LARGE CAP CORE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Common Stocks**	$96,732,321	$—	$—	$96,732,321
Exchange-Traded Products	3,310,770	—	—	3,310,770
Time Deposit	—	1,050,083	—	1,050,083

TOTAL	$100,043,091	$1,050,083	$—	$101,093,174

* For a complete listing of investments, please refer to the Schedule of Investments.
** For further breakdown of equity securities by industry, please refer to the Schedule of Investments.
There were no transfers between levels during the period.
Loan Participations and Assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Portfolio’s investment in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as

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specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Portfolio purchases assignments from lenders it acquires direct rights against the borrower of the loan. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
Futures Contracts: The Fund may purchase and sell futures contracts, but only when, in the judgment of the Advisor, such a position acts as a hedge, as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio, or to provide market exposure to the Portfolio’s uncommitted cash balances. The Fund may not enter into futures contracts for the purpose of speculation or leverage. These futures contracts may include, but are not limited to, futures contracts based on U.S. Government obligations and market index futures contracts. The Fund is subject to interest rate risk and market risk in the normal course of pursuing its investment objectives and may use futures contracts to hedge against changes in the value of interest rates and the value of securities. The Fund may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Fund's ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Fund.
During the period, Balanced and Bond used U.S. Treasury Notes futures contracts to hedge against interest rate changes and to manage overall duration of the portfolios. Balanced also used futures contracts as a substitute for direct investment in a particular asset class to facilitate rebalancing of the Portfolio and implement tactical asset allocation decisions. The Portfolios’ futures contracts at period end are presented in the Schedule of Investments.
At March 31, 2016, the Portfolios had the following derivatives, categorized by risk exposure:

BALANCED
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$149,536*	Unrealized depreciation on futures contracts	$—*
Interest Rate	Unrealized appreciation on futures contracts	16,525*	Unrealized depreciation on futures contracts	(37,900)*
Total		$166,061*		($37,900)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

BOND
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Interest Rate	Unrealized appreciation on futures contracts	$—*	Unrealized depreciation on futures contracts	($29,824)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

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The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2016 was as follows:

BALANCED		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$514,496	$149,536
Interest Rate	Futures	39,089	61,759
Total		$553,585	$211,295

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description				Average Number of Contracts*
Futures contracts long				85
Futures contracts short				(157)
* Averages are based on activity levels during the six month period ended March 31, 2016.

BOND		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Interest Rate	Futures	$365,659	($179,371)

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description				Average Number of Contracts*
Futures contracts long				51
Futures contracts short				(233)
* Averages are based on activity levels during the six month period ended March 31, 2016.
Restricted Securities: The Fund may invest in securities that are subject to legal or contractual restrictions on resale. Generally, these securities may only be sold publicly upon registration under the Securities Act of 1933 or in transactions exempt from such registration. Information regarding restricted securities is included at the end of the Schedule of Investments.
The Fund may invest in Community Investment Notes issued by the Calvert Social Investment Foundation (the “CSI Foundation”). The CSI Foundation is a 501(c)(3) non-profit organization that receives in-kind support from Calvert and its subsidiaries. The Fund has received an exemptive order from the Securities and Exchange Commission permitting the Fund to make investments in these notes under certain conditions.
Security Transactions and Investment Income: Security transactions are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date or, in the case of dividends on certain foreign securities, as soon as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. (See the Notes to Schedule of Investments on pages 33, 45, 50 and 56.) A debt obligation may be removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured. The Fund earns certain fees in connection with its floating rate loan purchasing activities. These fees are in addition to interest payments earned and may include amendment fees, consent fees, and prepayment fees. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a

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specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets.
Foreign Currency Transactions: The Fund’s accounting records are maintained in U.S. dollars. For valuation of assets and liabilities on each date of net asset value determination, foreign denominations are converted into U.S. dollars using the current exchange rate. Security transactions, income and expenses are translated at the prevailing rate of exchange on the date of the event. The effect of changes in foreign exchange rates on securities and foreign currencies is included in the net realized and unrealized gain or loss on investments and assets and liabilities denominated in foreign currencies.
Distributions to Shareholders: Distributions to shareholders are recorded by the Fund on ex-dividend date. Dividends from net investment income are paid monthly by Bond, quarterly by Balanced, and annually by Equity and Large Cap Core. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under income tax regulations.
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: Balanced, Bond, Equity, and Large Cap Core each charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Portfolio (within seven days for all Class I shares). The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable earnings.
Management has analyzed the Fund's tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services and pays the salaries and fees of officers and Trustees of the Fund who are employees of the Advisor or its affiliates.
For its services, the Advisor receives monthly fees based on the following annual rates of average daily net assets:

BALANCED
First $500 Million	0.41%
Next $500 Million	0.385%
Over $1 Billion	0.35%

BOND
First $1 Billion	0.35%
Over $1 Billion	0.325%

EQUITY
First $2 Billion	0.50%
Next $1 Billion	0.475%
Over $3 Billion	0.45%

LARGE CAP CORE
First $250 Million	0.60%
Over $250 Million	0.55%
For the six months ended March 31, 2016, the Advisor voluntarily waived $36,030 and $51,575 of its fee for Equity and Large Cap Core, respectively.

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Calvert Investment Management, Inc. voluntarily reimbursed the Fund $274,773 for two trading errors which occurred during the reporting period.  The effect of the losses incurred and the reimbursement by Calvert Investment Management, Inc. of such amounts amounted to $0.01 per share. Excluding such payment, the total return would have been 3.92%, 3.50%, 4.09%, and 4.02% for Class A, Class C, Class I, and Class Y, respectively.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017 for Balanced Class I, Balanced Class Y, Bond Class Y, Equity Class Y, Large Cap Core Class I, and Large Cap Core Class Y. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses. This expense limitation does not limit any acquired fund fees and expenses, if any. The contractual expense caps are as follows:

	Balanced	Bond	Equity	Large Cap Core
Class I	0.62%	N/A	N/A	0.81%
Class Y	0.73%	0.64%	0.96%	1.07%
Prior to February 1, 2016, the expense caps were as follows:

	Balanced	Bond	Equity	Large Cap Core
Class I	0.72%	N/A	N/A	0.81%
Class Y	0.955%	0.92%	0.96%	1.07%
Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period from October 1, 2015 to January 31, 2016, the administrative fee annual rates were as follows:

	Balanced	Bond	Equity	Large Cap Core
Class A, C, & Y	0.275%	0.30%	0.20%	0.15%
Class I	0.125%	0.10%	0.10%	0.10%
CIAS and the Fund entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Fund commencing on February 1, 2016.
For the period from December 1, 2015 through January 31, 2016, CIAS voluntarily waived the following percentages of the average daily net assets (the amount of the administrative fee above 0.12%) for each Portfolio:

	Balanced	Bond	Equity	Large Cap Core
Class A, C, & Y	0.155%	0.18%	0.08%	0.03%
Class I	0.005%	N/A	N/A	N/A
CIAS has also contractually agreed to waive 0.02% for Class I shares of Bond, Equity, and Large Cap Core (the difference between the previous administrative fee and the new 0.12% fee) from February 1, 2016 through January 31, 2018.
During the six month period ended March 31, 2016, CIAS voluntarily waived $164,663, $153,875, $220,647, and $4,160 in Balanced, Bond, Equity and Large Cap Core Portfolios, respectively.
Calvert Investment Distributors, Inc. (“CID”), an affiliate of the Advisor, is the distributor and principal underwriter for the Fund. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, each Portfolio has adopted a Distribution Plan that permits each Portfolio to pay certain expenses associated with the distribution and servicing of its shares. The expenses paid for Class A may not exceed 0.35% of the annual average daily net assets of Balanced and Bond and 0.25% of those of Equity and Large Cap Core. The amount actually paid by Class A of Balanced, Bond, Equity, and Large Cap Core is an annualized fee, payable monthly, of 0.25% (for Balanced only on assets over $30 million), 0.20%, 0.25%, and 0.25%, respectively, of each Classes’ average daily net assets. The expenses paid for Class C may not exceed 1.00% of the annual average daily net assets of Balanced, Bond, Equity, and Large Cap Core. The amount actually paid, is an annualized fee, payable monthly of 1.00%, of each Classes’ average daily net assets. Class I and Class Y do not have Distribution Plan expenses.
CID received the following amounts as its portion of the commissions charged on sales of the Portfolios' Class A shares for the six months ended March 31, 2016: $92,318 for Balanced, $26,650 for Bond, $96,662 for Equity and $8,722 for Large Cap Core.
Calvert Investment Services, Inc. (“CIS”), an affiliate of the Advisor, is the shareholder servicing agent for the Fund. For its services, CIS received fees of $71,645, $43,191, $125,711 and $10,344 for the six months ended March 31, 2016 for Balanced,

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Bond, Equity and Large Cap Core, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each regular Board meeting attended. Additional fees of up to $6,000 annually may be paid to the Committee chairs ($10,000 for the Board chair and Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each regular Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees’ fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Purchases
Long-Term U.S. Government Securities	$288,026,586	$367,279,068	$—	$—
Other Long-Term Securities	328,553,606	191,519,352	486,711,535	55,533,816
Total Purchases	$616,580,192	$558,798,420	$486,711,535	$55,533,816
Sales
Long-Term U.S. Government Securities	$278,545,815	$331,780,702	$—	$—
Other Long-Term Securities	350,201,759	228,186,511	1,111,083,643	135,636,067
Total Sales	$628,747,574	$559,967,213	$1,111,083,643	$135,636,067
The Portfolios may purchase securities, typically short-term variable rate demand notes, from or sell to other Portfolios managed by the Advisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the Investment Company Act of 1940. For the six months ended March 31, 2016, such purchase and sales transactions were:

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Purchases	$11,901,347	$—	$—	$—
Sales	—	1,380,476	—	18,391,613

CAPITAL LOSS CARRYFORWARDS
BOND
NO EXPIRATION DATE
Long-term	($7,804,536)
EQUITY
EXPIRATION DATE
30-September-2017	($41,919,182)
Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred in taxable years beginning after December 22, 2010 can be carried forward to offset future capital gains for an unlimited period. These losses are required to be utilized prior to the losses incurred in pre-enactment taxable years and will retain their characters as either long-term or short-term. Losses incurred in pre-enactment taxable years can be utilized until expiration. Equity’s use of net capital losses acquired from reorganizations may be limited under certain tax provisions.

80 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	BALANCED	BOND	EQUITY	LARGE CAP CORE
Unrealized appreciation	$32,446,925	$14,510,114	$581,009,408	$8,266,317
Unrealized (depreciation)	(15,819,089)	(10,706,547)	(53,445,482)	(3,091,975)
Net unrealized appreciation (depreciation)	$16,627,836	$3,803,567	$527,563,926	$5,174,342

Federal income tax cost of investments	$641,573,603	$818,894,677	$1,586,590,275	$95,918,832
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees were allocated to all participating funds. The Portfolios had no loans outstanding pursuant to this line of credit at March 31, 2016. The Balanced Portfolio and Bond Portfolio had no borrowings under the agreement during the six months ended March 31, 2016.
For the six months ended March 31, 2016, borrowings by Equity Portfolio and Large Cap Core Portfolio under the arrangement were as follows:

Portfolio	Average Daily Balance	Weighted Average Interest Rate	Maximum Amount Borrowed	Month of Maximum Amount Borrowed
Equity	$1,328,364	1.39%	$50,000,000	October 2015
Large Cap Core	$2,304	1.62%	$421,659	January 2016
NOTE E — AFFILIATED COMPANIES
An affiliated company is a company in which the Portfolios have a direct or indirect ownership of, control of, or voting power of 5 percent or more of the outstanding voting shares. Affiliated companies of the Portfolios as of March 31, 2016 are as follows:
BALANCED

Name of Affiliated Issuer	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income
GEEMF Partners LP	$64,783	$—	$—	$—	$(23,719)	$41,064	$—
TOTALS	$64,783	$—	$—	$—	$(23,719)	$41,064	$—

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 81

EQUITY

Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income
Digital Directions International, Inc.	$123,965	$ -	$ -	$ -	$ -	$123,965	$ -
Global Resource Options, Inc., Series A, Preferred	-	-	-	-	501,876	501,876	-
Global Resource Options, Inc., Series B, Preferred	-	-	-	-	420,464	420,464	-
Global Resource Options, Inc., Series C, Preferred	1,745,972	-	-	-	(1,230,848)	515,124	-
Global Resource Options, Inc., Series D, Preferred	2,342,747	-	-	-	(181,105)	2,161,642	-
New Day Farms, Inc., Series B, Preferred	-	-	-	-	-	-	-
New Day Farms, Inc., Participation Interest Note	-	6,225	(6,225)	-	-	-	-
Shangri La Farms, Series A, Preferred	100,000	-	-	-	-	100,000	-
TOTALS	$4,312,684	$6,225	($6,225)	$ -	($489,613)	$3,823,071	$ -
NOTE F — CAPITAL COMMITMENTS
In connection with certain venture capital investments, the Balanced and Equity Portfolios are committed to future capital calls, which will increase the Portfolios’ investment in these securities. As of March 31, 2016, the aggregate amounts of the future capital commitments totals were $60,000 and $4,876,340 for Balanced and Equity, respectively.
NOTE G — LIMITED PARTNERSHIP INVESTMENT
The Balanced Portfolio executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 3/31/16
Coastal Ventures LP	$200,000	$ -
Commons Capital LP	$500,000	$ -
First Analysis Private Equity Fund IV LP	$1,000,000	$60,000
GEEMF Partners LP	$255,500	$ -
Global Environmental Emerging Markets Fund LP	$744,500	$ -
Infrastructure and Environmental Private Equity Fund III LP	$1,000,000	$ -
Labrador Ventures III LP	$500,000	$ -
New Markets Growth Fund LLC	$250,000	$ -
Solstice Capital LP	$500,000	$ -
TOTALS	$4,950,000	$60,000

82 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

The Equity Portfolio executed agreements to invest in the following limited partnerships:

Name of Partnership	Total Capital Commitment	Unfunded Commitment at 3/31/16
Adobe Capital Social Mezzanine Fund I LP	$500,000	$247,665
Africa Renewable Energy Fund LP	$1,000,000	$655,336
Arborview Capital Partners LP	$1,000,000	$347,767
Blackstone Cleantech Venture Partners LP	$449,715	$2,885
China Environment Fund 2004 LP	$500,000	$37,764
China Environment Fund III LP	$1,000,000	$1,205
Coastal Ventures III LP	$500,000	$150,000
Core Innovation Capital I LP	$1,000,000	$48,860
Cross Culture Ventures I LP	$500,000	$400,020
DBL Equity Fund - BAEF II LP	$1,000,000	$31,600
DBL Partners III LP	$1,000,000	$771,251
First Analysis Private Equity Fund V LP	$1,000,000	$297,302
Ignia Fund I LP	$1,000,000	$11,718
Impact Ventures II LP	$1,000,000	$70,320
LeapFrog Financial Inclusion Fund	$1,000,000	$144,912
Mainstream Brazil Impact Investing Fund LP	$500,000	$479,955
New Markets Education Partners LP	$1,000,000	$287,500
New Markets Venture Partners II LP	$500,000	$35,000
Owl Ventures LP	$500,000	$275,000
Renewable Energy Asia Fund LP [EUR]	$1,336,154	$6,871
SEAF India International Growth Fund	$482,500	$ -
SJF Ventures II LP	$750,000	$ -
SJF Ventures III LP	$1,000,000	$335,000
Westly Capital Partners Fund II LP	$1,000,000	$238,409
TOTALS	$19,518,369	$4,876,340
NOTE H — REGULATORY MATTERS
In October 2011, the Advisor determined that it was necessary to change the price at which one of the Balanced and Bond Portfolio securities was then being fair valued. The Advisor and the Board of Trustees subsequently determined it was appropriate to change the fair value prices at which that security and certain related securities had been carried from March 2008 through September 30, 2011. These fair value revisions had the effect of changing the net asset value per share at which shareholder subscriptions and redemptions were executed during the affected period. Accordingly, in December 2011, pursuant to an agreement (“the Agreement”) with the Board of Trustees, the Advisor contributed $206,623 and $3,320,907 to the Balanced and Bond Portfolios, respectively, to adjust shareholder trades occurring during the respective period for the benefit of affected shareholders.Subsequent to the Agreement, the Securities and Exchange Commission (“SEC”) conducted a compliance examination of the Advisor and the Calvert Funds (“the Funds”). In a letter dated November 1, 2013, the SEC communicated its examination findings that included various deficiencies and weaknesses and concerns regarding whether the contribution and shareholder disbursement, discussed above, was properly calculated and distributed to certain shareholders. The SEC is continuing its examination of these matters. It is management’s opinion that the resolution of the examination matters will not have a material adverse effect on the financial position or results of operations of the Balanced and Bond Portfolios.
NOTE I — SUBSEQUENT EVENTS
The Board of Trustees has approved the reorganization of Large Cap Core Portfolio into Equity Portfolio and has recommended approval of the reorganization by Large Cap Core Portfolio shareholders. A Proxy Statement was mailed to shareholders in April 2016 which contained additional information about the reorganization, as well as voting instructions. If shareholders approve the reorganization, the Large Cap Core Portfolio will be merged into the Equity Portfolio on or about June 24, 2016.
In preparing the financial statements as of March 31, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 83

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$31.90	$33.06	$34.13	$30.81	$26.19	$25.94
Income from investment operations:
Net investment income	0.26	0.43	0.33	0.24	0.23	0.29
Net realized and unrealized gain (loss)	0.97(b)	(0.81)	3.02	3.32	4.62	0.22
Total from investment operations	1.23	(0.38)	3.35	3.56	4.85	0.51
Distributions from:
Net investment income	(0.25)	(0.41)	(0.32)	(0.24)	(0.23)	(0.26)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—	—
Total distributions	(3.48)	(0.78)	(4.42)	(0.24)	(0.23)	(0.26)
Total increase (decrease) in net asset value	(2.25)	(1.16)	(1.07)	3.32	4.62	0.25
Net asset value, ending	$29.65	$31.90	$33.06	$34.13	$30.81	$26.19
Total return (c)	3.95%(b)	(1.27%)	10.77%	11.60%	18.58%	1.94%
Ratios to average net assets: (d)
Net investment income	1.72%(e)	1.25%	1.02%	0.76%	0.78%	1.04%
Total expenses	1.10%(e)	1.13%	1.17%	1.18%	1.22%	1.22%
Net expenses	1.04%(e)	1.13%	1.16%	1.18%	1.22%	1.22%
Portfolio turnover	99%	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$575,982	$569,368	$561,809	$497,160	$447,678	$405,716

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 3.92%.

(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

84 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$31.11	$32.30	$33.45	$30.23	$25.72	$25.47
Income from investment operations:
Net investment income (loss)	0.14	0.15	0.08	(0.02)	(0.02)	0.05
Net realized and unrealized gain (loss)	0.94(b)	(0.78)	2.94	3.25	4.54	0.23
Total from investment operations	1.08	(0.63)	3.02	3.23	4.52	0.28
Distributions from:
Net investment income	(0.14)	(0.19)	(0.07)	(0.01)	(0.01)	(0.03)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—	—
Total distributions	(3.37)	(0.56)	(4.17)	(0.01)	(0.01)	(0.03)
Total increase (decrease) in net asset value	(2.29)	(1.19)	(1.15)	3.22	4.51	0.25
Net asset value, ending	$28.82	$31.11	$32.30	$33.45	$30.23	$25.72
Total return (c)	3.54%(b)	(2.08%)	9.89%	10.71%	17.60%	1.08%
Ratios to average net assets: (d)
Net investment income (loss)	0.92%(e)	0.47%	0.24%	(0.06%)	(0.05%)	0.18%
Total expenses	1.89%(e)	1.92%	1.95%	1.99%	2.05%	2.07%
Net expenses	1.84%(e)	1.92%	1.94%	1.99%	2.05%	2.07%
Portfolio turnover	99%	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$57,724	$55,180	$48,814	$37,812	$29,605	$24,335

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 3.50%.

(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 85

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$32.36	$33.53	$34.55	$31.19	$26.49	$26.22
Income from investment operations:
Net investment income	0.32	0.59	0.51	0.41	0.45	0.43
Net realized and unrealized gain (loss)	0.98(b)	(0.82)	3.06	3.35	4.61	0.23
Total from investment operations	1.30	(0.23)	3.57	3.76	5.06	0.66
Distributions from:
Net investment income	(0.30)	(0.57)	(0.49)	(0.40)	(0.36)	(0.39)
Net realized gain	(3.23)	(0.37)	(4.10)	—	—	—
Total distributions	(3.53)	(0.94)	(4.59)	(0.40)	(0.36)	(0.39)
Total increase (decrease) in net asset value	(2.23)	(1.17)	(1.02)	3.36	4.70	0.27
Net asset value, ending	$30.13	$32.36	$33.53	$34.55	$31.19	$26.49
Total return (c)	4.13%(b)	(0.86%)	11.35%	12.13%	19.16%	2.45%
Ratios to average net assets: (d)
Net investment income	2.07%(e)	1.70%	1.53%	1.26%	1.43%	1.54%
Total expenses	0.73%(e)	0.64%	0.66%	0.68%	0.83%	1.33%
Net expenses	0.69%(e)	0.64%	0.66%	0.68%	0.70%	0.72%
Portfolio turnover	99%	99%	124%	114%	145%	100%
Net assets, ending (in thousands)	$14,150	$13,894	$43,579	$35,578	$29,601	$1,820

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 4.09%.

(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

86 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BALANCED PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$32.13	$33.29	$34.25	$32.60
Income from investment operations:
Net investment income	0.29	0.50	0.38	0.18
Net realized and unrealized gain (loss)	0.98(c)	(0.83)	3.04	1.48
Total from investment operations	1.27	(0.33)	3.42	1.66
Distributions from:
Net investment income	(0.28)	(0.46)	(0.28)	(0.01)
Net realized gain	(3.23)	(0.37)	(4.10)	—
Total distributions	(3.51)	(0.83)	(4.38)	(0.01)
Total increase (decrease) in net asset value	(2.24)	(1.16)	(0.96)	1.65
Net asset value, ending	$29.89	$32.13	$33.29	$34.25
Total return (d)	4.05%(c)	(1.13%)	10.97%	5.11%
Ratios to average net assets: (e)
Net investment income	1.90%(f)	1.46%	1.27%	0.71%(f)
Total expenses	0.97%(f)	1.09%	3.32%	61.96%(f)
Net expenses	0.86%(f)	0.96%	0.96%	0.97%(f)
Portfolio turnover	99%	99%	124%	114%
Net assets, ending (in thousands)	$10,115	$6,103	$3,250	$66

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Total return includes voluntary reimbursement by the Advisor for realized investment losses relating to two trading errors which amounted to $0.01 per share. Excluding such payment, the total return would have been 4.02%.

(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 87

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.83	$15.92	$15.61	$16.58	$15.85	$16.00(b)
Income from investment operations:
Net investment income	0.20	0.38	0.38	0.33	0.40	0.42
Net realized and unrealized gain (loss)	0.11	(0.09)	0.34	(0.69)	0.91	0.02(b)
Total from investment operations	0.31	0.29	0.72	(0.36)	1.31	0.44
Distributions from:
Net investment income	(0.20)	(0.38)	(0.38)	(0.35)	(0.41)	(0.43)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.20)	(0.38)	(0.41)	(0.61)	(0.58)	(0.59)
Total increase (decrease) in net asset value	0.11	(0.09)	0.31	(0.97)	0.73	(0.15)
Net asset value, ending	$15.94	$15.83	$15.92	$15.61	$16.58	$15.85
Total return (c)	2.00%	1.79%	4.66%	(2.27%)	8.47%	2.83%(b)
Ratios to average net assets: (d)
Net investment income	2.59%(e)	2.35%	2.40%	2.05%	2.52%	2.63%
Total expenses	1.00%(e)	1.07%	1.12%	1.11%	1.16%	1.13%
Net expenses	0.94%(e)	1.07%	1.12%	1.11%	1.16%	1.13%
Portfolio turnover	73%	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$395,336	$395,194	$378,269	$408,823	$473,995	$516,884

(a) Per share figures are calculated using the Average Shares Method.
(b) The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

88 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.73	$15.82	$15.52	$16.48	$15.76	$15.90(b)
Income from investment operations:
Net investment income	0.13	0.24	0.25	0.20	0.27	0.29
Net realized and unrealized gain (loss)	0.12	(0.09)	0.33	(0.68)	0.90	0.03(b)
Total from investment operations	0.25	0.15	0.58	(0.48)	1.17	0.32
Distributions from:
Net investment income	(0.14)	(0.24)	(0.25)	(0.22)	(0.28)	(0.30)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.14)	(0.24)	(0.28)	(0.48)	(0.45)	(0.46)
Total increase (decrease) in net asset value	0.11	(0.09)	0.30	(0.96)	0.72	(0.14)
Net asset value, ending	$15.84	$15.73	$15.82	$15.52	$16.48	$15.76
Total return (c)	1.57%	0.95%	3.78%	(3.01%)	7.58%	2.08%(b)
Ratios to average net assets: (d)
Net investment income	1.71%(e)	1.51%	1.60%	1.26%	1.73%	1.83%
Total expenses	1.88%(e)	1.91%	1.92%	1.90%	1.96%	1.93%
Net expenses	1.81%(e)	1.91%	1.92%	1.90%	1.96%	1.93%
Portfolio turnover	73%	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$32,901	$32,626	$33,963	$37,620	$45,974	$47,123

(a) Per share figures are calculated using the Average Shares Method.
(b) The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 89

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.85	$15.94	$15.62	$16.59	$15.85	$16.01(b)
Income from investment operations:
Net investment income	0.24	0.47	0.48	0.43	0.50	0.51
Net realized and unrealized gain (loss)	0.10	(0.09)	0.35	(0.70)	0.92	0.01(b)
Total from investment operations	0.34	0.38	0.83	(0.27)	1.42	0.52
Distributions from:
Net investment income	(0.24)	(0.47)	(0.48)	(0.44)	(0.51)	(0.52)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.24)	(0.47)	(0.51)	(0.70)	(0.68)	(0.68)
Total increase (decrease) in net asset value	0.10	(0.09)	0.32	(0.97)	0.74	(0.16)
Net asset value, ending	$15.95	$15.85	$15.94	$15.62	$16.59	$15.85
Total return (c)	2.15%	2.36%	5.35%	(1.69%)	9.21%	3.39%(b)
Ratios to average net assets: (d)
Net investment income	3.00%(e)	2.91%	3.01%	2.66%	3.12%	3.25%
Total expenses	0.53%(e)	0.51%	0.50%	0.51%	0.56%	0.52%
Net expenses	0.52%(e)	0.51%	0.50%	0.51%	0.56%	0.52%
Portfolio turnover	73%	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$309,534	$328,690	$300,602	$220,621	$202,799	$224,792

(a) Per share figures are calculated using the Average Shares Method.
(b) The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

90 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT BOND PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$15.94	$16.03	$15.70	$16.67	$15.93	$16.06(b)
Income from investment operations:
Net investment income	0.23	0.42	0.42	0.38	0.45	0.46
Net realized and unrealized gain (loss)	0.11	(0.09)	0.35	(0.70)	0.92	0.03(b)
Total from investment operations	0.34	0.33	0.77	(0.32)	1.37	0.49
Distributions from:
Net investment income	(0.23)	(0.42)	(0.41)	(0.39)	(0.46)	(0.46)
Net realized gain	—	—	(0.03)	(0.26)	(0.17)	(0.16)
Total distributions	(0.23)	(0.42)	(0.44)	(0.65)	(0.63)	(0.62)
Total increase (decrease) in net asset value	0.11	(0.09)	0.33	(0.97)	0.74	(0.13)
Net asset value, ending	$16.05	$15.94	$16.03	$15.70	$16.67	$15.93
Total return (c)	2.13%	2.06%	4.98%	(1.97%)	8.79%	3.17%(b)
Ratios to average net assets: (d)
Net investment income	2.86%(e)	2.63%	2.66%	2.36%	2.81%	2.91%
Total expenses	0.73%(e)	0.80%	0.85%	0.81%	0.87%	0.83%
Net expenses	0.67%(e)	0.80%	0.85%	0.81%	0.87%	0.83%
Portfolio turnover	73%	241%	187%	214%	228%	203%
Net assets, ending (in thousands)	$88,647	$77,131	$53,613	$39,300	$35,396	$26,987

(a) Per share figures are calculated using the Average Shares Method.
(b) The Financial Highlights for the year ended 2010 have been restated to reflect an immaterial pricing adjustment made in 2011.
(c) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(d) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(e) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 91

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$47.79	$50.33	$44.68	$38.48	$32.91	$32.56
Income from investment operations:
Net investment income (loss)	0.07	0.10	0.02	0.07	(0.05)	(0.09)
Net realized and unrealized gain (loss)	2.57	2.20	7.67	6.19	7.32	0.44
Total from investment operations	2.64	2.30	7.69	6.26	7.27	0.35
Distributions from:
Net investment income	(0.13)	(0.02)	(0.05)	(0.01)	—	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(10.26)	(4.84)	(2.04)	(0.06)	(1.70)	—
Total increase (decrease) in net asset value	(7.62)	(2.54)	5.65	6.20	5.57	0.35
Net asset value, ending	$40.17	$47.79	$50.33	$44.68	$38.48	$32.91
Total return (b)	5.39%	4.57%	17.63%	16.30%	22.75%	1.07%
Ratios to average net assets: (c)
Net investment income (loss)	0.34%(d)	0.19%	0.05%	0.18%	(0.15%)	(0.25%)
Total expenses	1.13%(d)	1.13%	1.15%	1.21%	1.21%	1.20%
Net expenses	1.10%(d)	1.12%	1.14%	1.20%	1.21%	1.20%
Portfolio turnover	23%	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$1,300,091	$1,328,913	$1,590,823	$1,602,401	$1,500,089	$1,297,315

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

92 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$34.98	$38.31	$34.66	$30.06	$26.24	$26.15
Income from investment operations:
Net investment loss	(0.06)	(0.20)	(0.25)	(0.17)	(0.25)	(0.29)
Net realized and unrealized gain (loss)	1.89	1.69	5.89	4.82	5.77	0.38
Total from investment operations	1.83	1.49	5.64	4.65	5.52	0.09
Distributions from:
Net investment income	(0.03)	—	—	—	—	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(10.16)	(4.82)	(1.99)	(0.05)	(1.70)	—
Total increase (decrease) in net asset value	(8.33)	(3.33)	3.65	4.60	3.82	0.09
Net asset value, ending	$26.65	$34.98	$38.31	$34.66	$30.06	$26.24
Total return (b)	4.98%	3.82%	16.76%	15.51%	21.82%	0.34%
Ratios to average net assets: (c)
Net investment loss	(0.42%)(d)	(0.54%)	(0.68%)	(0.52%)	(0.87%)	(1.01%)
Total expenses	1.90%(d)	1.87%	1.88%	1.91%	1.94%	1.95%
Net expenses	1.87%(d)	1.86%	1.87%	1.90%	1.93%	1.95%
Portfolio turnover	23%	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$165,061	$169,649	$171,869	$158,591	$150,000	$132,658

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 93

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$52.65	$54.90	$48.48	$41.55	$35.22	$34.66
Income from investment operations:
Net investment income	0.19	0.38	0.29	0.32	0.16	0.10
Net realized and unrealized gain (loss)	2.82	2.38	8.34	6.70	7.87	0.46
Total from investment operations	3.01	2.76	8.63	7.02	8.03	0.56
Distributions from:
Net investment income	(0.30)	(0.19)	(0.22)	(0.04)	—	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(10.43)	(5.01)	(2.21)	(0.09)	(1.70)	—
Total increase (decrease) in net asset value	(7.42)	(2.25)	6.42	6.93	6.33	0.56
Net asset value, ending	$45.23	$52.65	$54.90	$48.48	$41.55	$35.22
Total return (b)	5.62%	5.06%	18.23%	16.95%	23.44%	1.62%
Ratios to average net assets: (c)
Net investment income	0.79%(d)	0.69%	0.56%	0.72%	0.40%	0.28%
Total expenses	0.68%(d)	0.64%	0.64%	0.66%	0.67%	0.67%
Net expenses	0.67%(d)	0.63%	0.62%	0.65%	0.66%	0.67%
Portfolio turnover	23%	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$483,373	$567,954	$961,680	$798,677	$667,246	$535,829

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

94 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT EQUITY PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$48.90	$51.35	$45.51	$39.06	$33.25	$32.78
Income from investment operations:
Net investment income	0.14	0.25	0.18	0.23	0.09	0.04
Net realized and unrealized gain (loss)	2.63	2.25	7.81	6.30	7.42	0.43
Total from investment operations	2.77	2.50	7.99	6.53	7.51	0.47
Distributions from:
Net investment income	(0.29)	(0.13)	(0.16)	(0.03)	—	—
Net realized gain	(10.13)	(4.82)	(1.99)	(0.05)	(1.70)	—
Total distributions	(10.42)	(4.95)	(2.15)	(0.08)	(1.70)	—
Total increase (decrease) in net asset value	(7.65)	(2.45)	5.84	6.45	5.81	0.47
Net asset value, ending	$41.25	$48.90	$51.35	$45.51	$39.06	$33.25
Total return (b)	5.54%	4.89%	17.99%	16.76%	23.26%	1.43%
Ratios to average net assets: (c)
Net investment income	0.64%(d)	0.49%	0.36%	0.56%	0.25%	0.10%
Total expenses	0.83%(d)	0.84%	0.83%	0.82%	0.82%	0.84%
Net expenses	0.80%(d)	0.82%	0.82%	0.81%	0.81%	0.84%
Portfolio turnover	23%	37%	24%	32%	36%	41%
Net assets, ending (in thousands)	$159,038	$157,114	$139,319	$137,137	$106,723	$66,377

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 95

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$21.39	$23.31	$22.35	$18.49	$15.16	$15.02
Income from investment operations:
Net investment income	0.12	0.19	0.18	0.15	0.15	0.11
Net realized and unrealized gain (loss)	0.91	(0.64)	2.70	3.87	3.31	0.11
Total from investment operations	1.03	(0.45)	2.88	4.02	3.46	0.22
Distributions from:
Net investment income	(0.35)	(0.16)	(0.15)	(0.14)	(0.13)	(0.08)
Net realized gain	(3.91)	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(4.26)	(1.47)	(1.92)	(0.16)	(0.13)	(0.08)
Total increase (decrease) in net asset value	(3.23)	(1.92)	0.96	3.86	3.33	0.14
Net asset value, ending	$18.16	$21.39	$23.31	$22.35	$18.49	$15.16
Total return (b)	4.87%	(2.42%)	13.72%	21.91%	22.91%	1.43%
Ratios to average net assets: (c)
Net investment income	1.31%(d)	0.81%	0.81%	0.74%	0.83%	0.68%
Total expenses	1.33%(d)	1.26%	1.30%	1.32%	1.40%	1.44%
Net expenses	1.22%(d)	1.16%	1.20%	1.22%	1.30%	1.34%
Portfolio turnover	51%	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$69,008	$68,950	$69,499	$58,507	$41,334	$32,184

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

96 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$19.12	$20.99	$20.32	$16.84	$13.82	$13.75
Income from investment operations:
Net investment income (loss)	0.04	0.01	—	(0.02)	—	(0.03)
Net realized and unrealized gain (loss)	0.81	(0.57)	2.44	3.52	3.02	0.10
Total from investment operations	0.85	(0.56)	2.44	3.50	3.02	0.07
Distributions from:
Net investment income	(0.23)	—	—	—	—	—
Net realized gain	(3.91)	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(4.14)	(1.31)	(1.77)	(0.02)	—	—
Total increase (decrease) in net asset value	(3.29)	(1.87)	0.67	3.48	3.02	0.07
Net asset value, ending	$15.83	$19.12	$20.99	$20.32	$16.84	$13.82
Total return (b)	4.46%	(3.17%)	12.80%	20.84%	21.85%	0.51%
Ratios to average net assets: (c)
Net investment income (loss)	0.50%(d)	0.02%	0.02%	(0.09%)	(0.03%)	(0.22%)
Total expenses	2.15%(d)	2.04%	2.09%	2.16%	2.26%	2.33%
Net expenses	2.04%(d)	1.94%	1.99%	2.06%	2.16%	2.23%
Portfolio turnover	51%	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$12,289	$12,077	$12,404	$9,403	$7,199	$5,962

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 97

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS I SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)	September 30, 2012 (a)	September 30, 2011 (a)
Net asset value, beginning	$21.91	$23.81	$22.80	$18.84	$15.45	$15.29
Income from investment operations:
Net investment income	0.19	0.31	0.30	0.26	0.24	0.21
Net realized and unrealized gain (loss)	0.89	(0.66)	2.75	3.92	3.37	0.11
Total from investment operations	1.08	(0.35)	3.05	4.18	3.61	0.32
Distributions from:
Net investment income	(0.33)	(0.24)	(0.27)	(0.20)	(0.22)	(0.16)
Net realized gain	(3.91)	(1.31)	(1.77)	(0.02)	—	—
Total distributions	(4.24)	(1.55)	(2.04)	(0.22)	(0.22)	(0.16)
Total increase (decrease) in net asset value	(3.16)	(1.90)	1.01	3.96	3.39	0.16
Net asset value, ending	$18.75	$21.91	$23.81	$22.80	$18.84	$15.45
Total return (b)	5.00%	(1.96%)	14.25%	22.47%	23.57%	2.02%
Ratios to average net assets: (c)
Net investment income	1.87%(d)	1.27%	1.31%	1.24%	1.37%	1.22%
Total expenses	0.92%(d)	0.79%	0.81%	0.82%	0.87%	0.89%
Net expenses	0.81%(d)	0.69%	0.71%	0.72%	0.77%	0.79%
Portfolio turnover	51%	17%	68%	59%	48%	111%
Net assets, ending (in thousands)	$15,814	$101,244	$95,258	$59,564	$43,940	$31,035

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(d) Annualized.
See notes to financial statements.

98 calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT LARGE CAP CORE PORTFOLIO
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS Y SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013 (a)(b)
Net asset value, beginning	$21.75	$23.51	$22.36	$21.09
Income from investment operations:
Net investment income	0.14	0.22	0.21	0.08
Net realized and unrealized gain (loss)	0.92	(0.67)	2.71	1.19
Total from investment operations	1.06	(0.45)	2.92	1.27
Distributions from:
Net investment income	(0.40)	—	—(c)	—
Net realized gain	(3.91)	(1.31)	(1.77)	—
Total distributions	(4.31)	(1.31)	(1.77)	—
Total increase (decrease) in net asset value	(3.25)	(1.76)	1.15	1.27
Net asset value, ending	$18.50	$21.75	$23.51	$22.36
Total return (d)	4.93%	(2.33%)	13.86%	6.02%
Ratios to average net assets: (e)
Net investment income	1.47%(f)	0.91%	0.95%	0.58%(f)
Total expenses	1.37%(f)	1.38%	2.96%	612.15%(f)
Net expenses	1.07%(f)	1.07%	1.07%	1.15%(f)
Portfolio turnover	51%	17%	68%	59%
Net assets, ending (in thousands)	$4,173	$2,876	$1,562	$4

(a) Per share figures are calculated using the Average Shares Method.
(b) From April 30, 2013 inception.
(c) Amount is less than $0.005 per share.
(d) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(e) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Portfolio.

(f) Annualized.
See notes to financial statements.

calvert.com CALVERT SOCIAL INVESTMENT FUND SEMI-ANNUAL REPORT (UNAUDITED) 99

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACTS
Balanced Portfolio, Bond Portfolio and Large Cap Core Portfolio
At a meeting held on December 8, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Portfolio.
In evaluating the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, a variety of information relating to the Portfolios and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolios by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolios, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Portfolio’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Portfolio. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement with respect to each Portfolio with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Portfolios, the Board considered, on a Portfolio-by-Portfolio basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing each Portfolio’s advisory fee; comparative performance, fee and expense information for each Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Portfolio; the effect of each Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints, if applicable; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided to the Portfolios by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance in employing its investment strategies for each Portfolio, as applicable, as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Portfolio, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Portfolios. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolios’ and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and

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procedures of the Portfolios and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Portfolio by the Advisor under the Investment Advisory Agreement.
In considering each Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Portfolio, including, among other information, a comparison of each Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group or peer universe, as applicable, by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:
Balanced Portfolio. For the one-year period ended June 30, 2015, the Portfolio performed above the median of its peer group, and for the three- and five-year periods ended June 30, 2015, the Portfolio performed below the median of its peer group. The Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance, noting that the Advisor had assumed day-to-day management of the entire Portfolio in March 2015. Based upon its review, the Board concluded that appropriate action had been taken to address the Portfolio’s performance.
Bond Portfolio. For the one-, three- and five-year periods ended June 30, 2015, the Portfolio performed below the median of its peer group. The Portfolio underperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s recent improved performance relative to its peer group and certain changes that had been made to the Portfolio’s strategies. Based upon its review, the Board concluded that appropriate action had been taken to address the Portfolio’s performance.
Large Cap Core Portfolio. For the one-year period ended June 30, 2015, the Portfolio performed above the median of its peer universe and for the three- and five-year periods ended June 30, 2015, the Portfolio performed below the median of its peer universe. The Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action had been taken to address the Portfolio’s performance.
In considering the Portfolios’ fees and expenses, the Board compared each Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group or peer universe, as applicable. This data, and the conclusions of the Board with respect to that data, included the following:
Balanced Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares and that the Advisor was reimbursing a portion of the expenses of the Portfolio’s Class Y shares. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
Bond Portfolio. The Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for Portfolio’s Class Y shares. The Board noted that the Advisor was not currently reimbursing any portfolio expenses under the expense limitation. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
Large Cap Core Portfolio. The Portfolio’s advisory fee was above the median of its peer universe and total expenses were above the median of its peer universe. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer universe. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares and that the Advisor was reimbursing a portion of the expenses of the Portfolio’s Class Y shares. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and that the Advisor is voluntarily

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reimbursing a portion of its advisory fee. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a Portfolio-by-Portfolio basis. In reviewing the overall profitability of each advisory fee to the Portfolios’ Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to each Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with each Portfolio in terms of the total amount of annual advisory fees it received with respect to that Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio. The Board noted that the Advisor had agreed to voluntarily waive a portion of its advisory fee with respect to Large Cap Core Portfolio. With respect to each Portfolio, the Trustees also noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Portfolio. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Portfolio was reasonable.
The Board considered the effect of each Portfolio’s current size and its potential growth on its performance and fees. The Board took into account that each of the Balanced Portfolio’s, Bond Portfolio’s and Large Cap Core Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above certain specified assets levels as the Portfolio’s assets increased. The Board noted that both the Balanced Portfolio and Bond Portfolio were currently realizing economies of scale in their respective advisory fees and that the Large Cap Core Portfolio’s assets were below the asset level at which a breakpoint in its advisory fee would be triggered. With respect to all of the Portfolios, the Board also noted that if a Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement with respect to each Portfolio, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to it on a Portfolio-by-Portfolio basis, and its determinations were made separately with respect to each Portfolio.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Portfolio, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to each of the Portfolios, appropriate action has been taken to address the Portfolios’ performance; (d) the Advisor is likely to execute its investment strategies consistently over time; and (e) each Portfolio’s advisory fee is reasonable in view of the quality of services received by the Portfolio from the Advisor. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement would be in the best interests of each Portfolio and its shareholders.
Equity Portfolio
At a meeting held on December 8, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor and the Investment Subadvisory Agreement between the Advisor and the Subadvisor with respect to the Portfolio.
In evaluating the Investment Advisory Agreement, the Board considered a variety of information relating to the Portfolio and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Portfolio by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s revenue and cost of providing services to the Portfolio, and a separate report prepared by an independent third party, which provided a statistical analysis comparing the Portfolio’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement. Prior to voting, the disinterested Trustees reviewed the proposed continuance of the Investment Advisory Agreement and Investment Subadvisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.

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In the course of its deliberations regarding the Investment Advisory Agreement, the Board considered the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; the level and method of computing the Portfolio’s advisory fee; comparative performance, fee and expense information for the Portfolio; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the allocation of the Portfolio’s brokerage, including the Advisor’s process for monitoring “best execution”; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with the Portfolio; the effect of the Portfolio’s growth and size on the Portfolio’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for the Portfolio, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to the Portfolio. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Portfolio’s and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Portfolio and the Advisor. The Board discussed the Advisor’s effectiveness in monitoring the performance of the Subadvisor and its timeliness in responding to performance issues. The Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Advisor under the Investment Advisory Agreement.
In considering the Portfolio’s performance, the Board noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement, including, among other information, a comparison of the Portfolio’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This comparison indicated that the Portfolio performed below the median of its peer group for the one-, three- and five-year periods ended June 30, 2015. The data also indicated that the Portfolio outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the Portfolio’s performance and management’s continued monitoring of the Portfolio’s performance. Based upon its review, the Board concluded that appropriate action was being taken to address the Portfolio’s performance.
In considering the Portfolio’s fees and expenses, the Board compared the Portfolio’s fees and total expense ratio with various comparative data for the funds in its peer group. Among other findings, the data indicated that the Portfolio’s advisory fee was below the median of its peer group and total expenses were above the median of its peer group. The Board noted that the allocation of advisory and administrative fees may vary among the Portfolio’s peer group. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board noted that the Advisor was not currently reimbursing any portfolio expenses under the expense limitation. The Board also noted that the Advisor agreed to voluntarily waive a portion of its advisory fee and that the Advisor is voluntarily reimbursing a portion of its advisory fee. The Board also noted management’s discussion of the Portfolio’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Portfolio’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Portfolio’s total expenses. Based upon its review, the Board concluded that the advisory fee was reasonable in view of the quality of services received by the Portfolio from the Advisor and the other factors considered.
The Board reviewed the Advisor’s profitability on a portfolio-by-portfolio basis. In reviewing the overall profitability of the advisory fee to the Portfolio’s Advisor, the Board also considered the fact that affiliates of the Advisor provided shareholder servicing, administrative and distribution services to the Portfolio for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board reviewed the profitability of the Advisor’s relationship with the Portfolio in terms of the total amount of annual advisory fees it received with respect to the Portfolio and whether the Advisor had the financial wherewithal to continue to provide services to the Portfolio.

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The Board noted that the Advisor had agreed to voluntarily waive a portion of its advisory fee. The Board noted the Advisor’s current undertaking to maintain expense limitations for the Portfolio’s Class Y shares. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with the Portfolio. The Board also noted that the Advisor paid the subadvisory fee to the Subadvisor. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with the Portfolio was reasonable.
The Board considered the effect of the Portfolio’s current size and its potential growth on its performance and fees. The Board took into account that the Portfolio’s advisory fee schedule contained breakpoints that would reduce the advisory fee rate on assets above specified asset levels as the Portfolio’s assets increased. The Board noted that the Portfolio was currently realizing economies of scale in its advisory fee. The Board also noted that if the Portfolio’s assets increased over time, the Portfolio might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
In evaluating the Investment Subadvisory Agreement, the disinterested Trustees reviewed information provided by the Subadvisor relating to its operations, personnel, investment philosophy, strategies and techniques. Among other information, the Subadvisor provided biographical information on portfolio management and other professional staff, performance information for itself, and descriptions of its investment philosophies, strategies and techniques, organizational and management structures and brokerage policies and practices.
The Board reapproved the Investment Subadvisory Agreement between the Advisor and the Subadvisor based on a number of factors relating to the Subadvisor’s ability to perform under the Investment Subadvisory Agreement. In the course of its deliberations, the Board evaluated, among other factors: the nature, extent and the quality of the services provided by the Subadvisor; the Subadvisor’s management style and long-term performance record; the Portfolio’s performance record and the Subadvisor’s performance in employing its investment strategies; the Subadvisor’s current level of staffing and its overall resources; the qualifications and experience of the Subadvisor’s personnel; the Subadvisor’s financial condition with respect to its ability to perform the services required under the Investment Subadvisory Agreement; the Subadvisor’s risk management processes; the Subadvisor’s compliance systems, including those related to personal investing; and any disciplinary history. Based upon its review, the Board concluded that it was satisfied with the nature, extent and quality of services provided to the Portfolio by the Subadvisor under the Investment Subadvisory Agreement.
As noted above, the Board considered, among other information, the Portfolio’s performance during the one-, three- and five-year periods ended June 30, 2015 as compared to the Portfolio’s peer group and noted that it reviewed on a quarterly basis detailed information about the Portfolio’s performance results, portfolio composition and investment strategies. The Board noted the Advisor’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor.
In considering the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio, the Board noted that the subadvisory fee under the Investment Subadvisory Agreement was paid by the Advisor out of the advisory fee that the Advisor received under the Investment Advisory Agreement. The Board also relied on the ability of the Advisor to negotiate the Investment Subadvisory Agreement and the corresponding subadvisory fee at arm’s length. In addition, the Board took into account the fees the Subadvisor charged to its other clients and considered these fee comparisons in light of the differences in managing these other accounts. Based upon its review, the Board concluded that the subadvisory fee was reasonable in view of the quality of services received by the Portfolio from the Subadvisor and the other factors considered. Because the Advisor pays the Subadvisor’s subadvisory fee and the subadvisory fee was negotiated at arm’s length by the Advisor, the cost of services provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the Portfolio were not material factors in the Board’s deliberations. For similar reasons, the Board did not consider the potential economies of scale in the Subadvisor’s management of the Portfolio to be a material factor in its consideration, although the Board noted that the subadvisory fees for the Subadvisor contained breakpoints.
In reapproving the Investment Subadvisory Agreement, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement and the Investment Subadvisory Agreement, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Subadvisor is qualified to manage the Portfolio’s assets in accordance with the Portfolio’s investment objectives and policies; (c) the Advisor and Subadvisor maintain appropriate compliance programs; (d) the Subadvisor is likely to execute its investment strategies consistently over time; (e) appropriate action is being taken to address the Portfolio’s performance; and (f) the Portfolio’s advisory and subadvisory fees are reasonable

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in view of the quality of services received by the Portfolio from the Advisor and Subadvisor, respectively, and the other factors considered. Based on its conclusions, the Board determined that reapproval of the Investment Advisory Agreement and the Investment Subadvisory Agreement would be in the best interests of the Portfolio and its shareholders.

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SUPPLEMENT TO

CALVERT LARGE CAP CORE PORTFOLIO
Calvert Equity Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Calvert Large Cap Core Portfolio Summary Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Large Cap Core Portfolio Summary Prospectus (Class I)
dated February 1, 2016
Date of Supplement: March 3, 2016
The Board of Trustees of Calvert Social Investment Fund (the “Board”) has approved a resolution to reorganize the Calvert Large Cap Core Portfolio into the Calvert Equity Portfolio (the “Reorganization”).
Each Fund is a series of Calvert Social Investment Fund.
The Board has recommended approval of the Reorganization by shareholders of Calvert Large Cap Core Portfolio. In April 2016, a Prospectus/Proxy Statement will be mailed to Calvert Large Cap Core Portfolio shareholders as of the record date specified therein. The Prospectus/Proxy Statement will contain additional information about the Reorganization and voting instructions. If the Reorganization is approved by the shareholders of Calvert Large Cap Core Portfolio it will be merged into the Calvert Equity Portfolio on or about June 24, 2016. If you continue to hold Calvert Large Cap Core Portfolio shares at the time the Reorganization is consummated, those shares will be replaced by shares of the Calvert Equity Portfolio, and thereafter the value of those shares will depend on the performance of the Calvert Equity Portfolio rather than the Calvert Large Cap Core Portfolio. The number of Calvert Equity Portfolio shares you receive will depend on the value of your Calvert Large Cap Core Portfolio shares at the time the Reorganization takes place.

[Not Part of Certified Shareholder Report]

CALVERT BALANCED PORTFOLIO
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: April 8, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert Balanced Portfolio (Fixed-Income Investments)
Mauricio Agudelo no longer serves as a portfolio manager for Calvert Balanced Portfolio (Fixed-Income Investments). Vishal Khanduja, CFA, Matthew Duch and Brian S. Ellis, CFA, remain on the portfolio management team for fixed income investments for the Fund.
Effective immediately, the Prospectus is hereby amended as follows:
The table under “Portfolio Management – Fixed-Income Investments” in the Fund Summary for Calvert Balanced Portfolio is revised and restated as follows:
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Fixed-Income Investments of Calvert Balanced Portfolio,” delete all references to Mauricio Agudelo.

[Not Part of Certified Shareholder Report]

SUPPLEMENT TO:
CALVERT SOCIAL INVESTMENT FUND (“CSIF”)
Calvert Balanced, Bond, Equity and Large Cap Core Portfolios
STATEMENT OF ADDITIONAL INFORMATION
February 1, 2016
Date of Supplement: April 8, 2016
Portfolio Management for Calvert Balanced Portfolio and Calvert Bond Portfolio
Mauricio Agudelo will no longer serve as a portfolio manager for Calvert Balanced Portfolio (Fixed-Income Investments) and Calvert Bond Portfolio.
The statement of additional information is therefore revised as follows:
Delete any and all references to Mr. Agudelo from the section “Portfolio Manager Disclosure.”

[Not Part of Certified Shareholder Report]

CALVERT INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT LONG-TERM INCOME FUND
CALVERT ULTRA-SHORT INCOME FUND
CALVERT HIGH YIELD BOND FUND
CALVERT BOND PORTFOLIO
CALVERT GREEN BOND FUND
Supplement to
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Income Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: April 8, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management
Mauricio Agudelo no longer serves as a portfolio manager for Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert High Yield Bond Fund, Calvert Bond Portfolio and Calvert Green Bond Fund (each, a “Fund”). Vishal Khanduja, CFA, Matthew Duch and Brian S. Ellis, CFA, remain on the portfolio management team for each Fund.
Effective immediately, each Prospectus is hereby amended as follows:
The table under “Portfolio Management” in the Fund Summary for each Fund is revised and restated as follows (headings added for ease of reference):
Calvert Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Short Duration Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since August 2009
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015

[Not Part of Certified Shareholder Report]

Calvert Long-Term Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Ultra-Short Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since July 2012
Matthew Duch	Vice President, Portfolio Manager	Since September 2011
Brian S. Ellis, CFA	Portfolio Manager	Since March 2015
Calvert High Yield Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since March 2010
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Bond Portfolio
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Matthew Duch	Vice President, Portfolio Manager	Since January 2011
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Green Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since October 2013
Matthew Duch	Vice President, Portfolio Manager	Since November 2015
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – Portfolio Management, delete all references to Mauricio Agudelo.

[Not Part of Certified Shareholder Report]

CALVERT BALANCED PORTFOLIO
Supplement to
Calvert Equity and Asset Allocation Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Equity Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management for Calvert Balanced Portfolio (Fixed-Income Investments)
Matthew Duch will no longer serve as a portfolio manager for Calvert Balanced Portfolio (Fixed-Income Investments) effective as of June 30, 2016. Vishal Khanduja, CFA and Brian S. Ellis, CFA, will remain on the portfolio management team for fixed income investments for the Fund.
Accordingly, effective June 30, 2016, the Prospectus is hereby amended as follows:
The table under “Portfolio Management – Fixed-Income Investments” in the Fund Summary for Calvert Balanced Portfolio is revised and restated as follows:
Fixed-Income Investments:

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – More Information About the Advisor, Subadvisors and Portfolio Managers – Calvert Balanced Portfolio – Fixed-Income Investments of Calvert Balanced Portfolio,” delete all references to Matthew Duch.

[Not Part of Certified Shareholder Report]

CALVERT INCOME FUND
CALVERT SHORT DURATION INCOME FUND
CALVERT LONG-TERM INCOME FUND
CALVERT ULTRA-SHORT INCOME FUND
CALVERT HIGH YIELD BOND FUND
CALVERT BOND PORTFOLIO
CALVERT GREEN BOND FUND
Supplement to
Calvert Income Funds Prospectus (Class A, C and Y)
dated February 1, 2016
Calvert Income Funds Prospectus (Class I)
dated February 1, 2016
Date of Supplement: May 16, 2016
The information in this Supplement updates information in the Prospectus, supersedes any contrary information in the Prospectus or any prior supplement, and should be read in conjunction with the Prospectus.
Portfolio Management
Matthew Duch will no longer serve as a portfolio manager for Calvert Income Fund, Calvert Short Duration Income Fund, Calvert Long-Term Income Fund, Calvert Ultra-Short Income Fund, Calvert High Yield Bond Fund, Calvert Green Bond Fund and Calvert Bond Portfolio (each, a “Fund”) effective as of June 30, 2016. Vishal Khanduja, CFA and Brian S. Ellis, CFA, will remain on the portfolio management team for each Fund.
In addition, Patrick Faul, CFA, FRM, will be added to the portfolio of Calvert High Yield Bond Fund effective as of June 30, 2016.
Accordingly, effective June 30, 2016, each Prospectus is hereby amended as follows:
The table under “Portfolio Management” in the Fund Summary for each Fund is revised and restated as follows (headings added for ease of reference):
Calvert Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Short Duration Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015

[Not Part of Certified Shareholder Report]

Calvert Long-Term Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Ultra-Short Income Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since July 2012
Brian S. Ellis, CFA	Portfolio Manager	Since March 2015
Calvert High Yield Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Patrick Faul, CFA, FRM	Vice President, Head of Credit Research	Since June 2016
Calvert Bond Portfolio
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since January 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Calvert Green Bond Fund
Investment Advisor. Calvert Investment Management, Inc. (“Calvert” or the “Advisor”)

Portfolio Manager Name	Title	Length of Time Managing Fund
Vishal Khanduja, CFA	Vice President, Portfolio Manager and Head of Taxable Fixed Income	Since October 2013
Brian S. Ellis, CFA	Portfolio Manager	Since November 2015
Under “Management of Fund Investments – Portfolio Management”on page 46, delete all references to Matthew Duch.

[Not Part of Certified Shareholder Report]

This page intentionally left blank.

CALVERT SOCIAL INVESTMENT FUND	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
Tax-Free Responsible Impact Bond Fund
Taxable Bond Funds
Bond Portfolio
Income Fund
Short Duration Income Fund
Long-Term Income Fund
Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Calvert Asset Allocation Funds • Conservative Allocation Fund • Moderate Allocation Fund • Aggressive Allocation Fund

Semi-Annual Report March 31, 2016 E-Delivery Sign-Up — Details Inside

Choose Planet-friendly E-delivery!
Sign up now for on-line statements, prospectuses, and fund reports. In less than five minutes you can help reduce paper mail and lower fund costs.
Just go to calvert.com. If you already have an online account at Calvert, click on Login, to access your Account, and select the documents you would like to receive via e-mail.
If you’re new to online account access, click on Login, then Register to create your user name and password. Once you’re in, click on the E-delivery sign-up on the Account Portfolio page and follow the quick, easy steps.
Note: if your shares are not held directly at Calvert but through a brokerage firm, you must contact your broker for electronic delivery options available through their firm.

TABLE OF CONTENTS

1	President’s Letter
2	Portfolio Management Discussion
8	Understanding Your Fund’s Expenses
10	Schedule of Investments
13	Statement of Assets and Liabilities
16	Statements of Operations
18	Statements of Changes in Net Assets
24	Notes to Financial Statements
32	Financial Highlights
38	Proxy Voting
38	Availability of Quarterly Portfolio Holdings
38	Basis for Board's Approval of Investment Advisory Contract

John Streur President and Chief Executive Officer, Calvert Investments, Inc.
Dear Shareholders,
Historically, environmental and social initiatives have been accomplished through the singular passage of legislation designed to remediate the impact of one significant influence on a singular populace. Commencing with the anti-deforestation efforts in 1842, followed by environmental legislation in industrialized nations to regulate smoke pollution in 1863, arguably, a predecessor to the ubiquitous stop smoking campaigns of today; the previous approach, put forth largely by developed nations, served to the benefit of their citizens and not the rest of the Earth's populace - the majority.
However, the year of 2015 marked a dynamic and exciting shift in the resolution of contemporary environmental and social causes - global leaders from all facets of society, collectively, took action to create global policy platforms with far reaching agendas designed to accelerate our global society's evolution towards a more sustainable and inclusive state. The Pope's Encyclical, issued June 18, 2015, called for the establishment of a new partnership between science and religion to combat human-driven climate change. The United Nations formalized the United Nations Sustainable Development Goals, which included seventeen Sustainable Development Goals (SDGs) geared towards dramatically reducing poverty, fighting inequality and injustice, and tackling climate change by 2030. The COP 21 (Conference of Parties to the 21 session of the United Nations Framework Convention on Climate Change) introduced a historic agreement to combat climate change and accelerate both the action and investment needed for a sustainable low carbon future. Indeed, these are a mere few examples of the broad reaching directives recently initiated in order to encourage action and stress accountability.
Additionally, and importantly, resolution has not only been limited to direct impact policy changes, but also by investors’ behavior and preference. Recognizing the demand by investors to be influencers of change through their capital allocations, the United States Department of Labor (“DOL”) issued Interpretive Bulletin (“IB”) 2015-01 in October of 2015. This bulletin updated and clarified the DOL’s position on how fiduciary investors may best utilize knowledge of a prospective investment’s key environmental, social and governance indicators when making investment decisions for retirement plans. Essentially, the DOL has created a platform that allows fiduciaries to utilize ESG information in their investment decisions regarding a variety of retirement assets, including, but not limited to, IRA accounts; 401(K) accounts; and retirement accounts monitored by a company or union. This legislation is a powerful and fundamental change, especially given- retirement assets represent over $24 trillion and, thus if purposefully directed, may effect meaningful impact. IB 2015-01 is an exciting development in the world of socially responsible investing as it will provide access to vast amounts of capital that can be used to encourage and facilitate better corporate practices.
Change is here. Our challenge, collectively as socially conscious investors, will be to maintain its momentum and focus. Through your investment in the Calvert Funds you are engaged and influential in this movement. By allocating capital only to the best environmentally and socially governed corporations, we-alongside you, encourage good corporate citizenry. Our shareholder advocacy efforts, which fundamentally represent you as a shareholder, consistently monitor and challenge poor corporate policy, thus effecting positive outcomes. Through your support, we are able to partner with academics and industry renowned technicians to produce innovative research that will help to provide both better ESG investment solutions and a more lasting impact.
This is an exciting time and we at Calvert appreciate servicing you, as fund shareholders, and look forward to the future together as we navigate the waters of progress.
Respectfully,
John Streur
May 2016

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 1

PORTFOLIO MANAGEMENT DISCUSSION

Joshua Linder, CFA Portfolio Manager	John P. Nichols, CFA Vice President - Equities
Vishal Khanduja, CFA Vice President, Portfolio Manager and Head of Taxable Fixed Income	Brian S. Ellis, CFA Portfolio Manager
Market Review
Equity markets generally performed well over the trailing six months. However, positive returns from most major global equity indices masked the market volatility that played out during the period as concerns about global economic weakness and the implications of plunging oil prices weighed on investor sentiment. U.S. stocks benefited from solid macroeconomic data and an improving labor market. On the other hand, additional monetary easing by the European Central Bank (ECB) and Bank of Japan (BOJ) was met by investor skepticism as European and Japanese equities continued to struggle. The Federal Reserve (the Fed) elected to raise interest rates in December for the first time in nine years, but dovish comments from the Fed later in the period triggered a decline in the U.S. dollar, benefiting emerging market equities. For the six-month period ended March 31, 2016, the Russell 1000, Russell 2000, MSCI EAFE IMI, and MSCI EM Indices returned 7.75%, 2.02%, 2.17%, and 6.41%, respectively.
The U.S. fixed income market also produced broadly positive returns for the six-month period, with the Barclays U.S. Aggregate Index returning 2.44%. Declines in global government bond yields were responsible for most of this performance, largely due to actions taken by major central banks and investor desire for safe haven government bonds. The FOMC raised the target range for the federal funds rate by 25bps to 25-50bps - nearly seven years to the date after moving to the zero lower bound - moving the yield curve higher while flattening. However, the Fed’s subsequent incrementally cautious outlook later in the period lowered market expectations for further rate hikes. The BOJ joined the growing list of countries with negative policy rates, while the ECB expanded its asset purchase program to include corporate bonds. Despite high volatility in risk assets, spread sectors generally performed well, with many outperforming comparable duration Treasuries. For the six-month period ended March 31, 2016, Barclays US Credit returned 3.38% and Barclays US High Yield returned 1.22%.
Positioning and Market Outlook
When equities rallied to start the fourth quarter of 2015, we used the bounce as an opportunity to reduce equity exposure and allocate to cash. We believe bringing the Funds’ equity allocations closer to their policy targets is a more appropriate level of risk given the backdrop of rising volatility and lingering concerns about global economic growth. Our concern about high valuations in equity markets notwithstanding, we feel that pockets of growth provide plenty of opportunities for stock picking and that our value and quality biased investment approach should make the Funds well positioned in this market environment. We maintain our favorable view on the U.S. economy and believe U.S. stocks can continue to post decent performance, although probably not as good as what we’ve experienced over the past couple of years.
At this stage in the credit cycle we maintain our cautious view on bonds that we adopted in late 2014, but, after a difficult year for spread sectors, we are finding opportunities. Areas of the investment grade corporate market look particularly attractive to us and we look to opportunistically increase allocations to this market. We continue to believe an active multi-sector approach to fixed income, including strategic allocations to cash and Treasuries, are key to navigating through the high volatility environment that we expect for the foreseeable future. Sector and security selection will be even more important in 2016.
We believe the global central banks will remain very vocal and a continued source of market volatility. We also think policy divergence between the United States and the rest of the world will come back into focus. Despite recent weakness in U.S. economic data, and dovish rhetoric from the Fed, we believe the economy and reported data should stabilize enough to allow the Fed to gradually continue tightening.

2 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CONSERVATIVE ALLOCATION FUND
MARCH 31, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Fixed Income Funds		61.4%
Domestic Equity Funds		29.6%
International and Global Equity Funds		9.0%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	1.87%	-1.47%
Class C	1.45%	-2.37%
Barclays U.S. Aggregate Bond Index	2.44%	1.96%
Conservative Allocation Composite Benchmark	3.46%	-0.31%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average	2.55%	-1.73%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Conservative Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 22% Russell 3000 Index, 7% MSCI EAFE Investable Market Index, 1% MSCI Emerging Markets Index, 60% Barclays U.S. Aggregate Bond Index, and 10% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 3/3/15 the blend was comprised of: 22% Russell 3000 Index, 8% MSCI EAFE Investable Market Index, 60% Barclays U.S. Credit Bond Index, and 10% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.

CALVERT MODERATE ALLOCATION FUND
MARCH 31, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		53.6%
Fixed Income Funds		28.9%
International and Global Equity Funds		17.5%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	2.70%	-2.72%
Class C	2.33%	-3.47%
Russell 3000 Index	7.30%	-0.34%
Moderate Allocation Composite Benchmark	4.91%	-1.11%
Lipper Mixed-Asset Target Alloc. Growth Funds Average	3.73%	-3.09%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Moderate Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 47% Russell 3000 Index, 15% MSCI EAFE Investable Market Index, 3% MSCI Emerging Markets Index, 30% Barclays U.S. Aggregate Bond Index, and 5% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 3/3/15 the blend was comprised of: 47% Russell 3000 Index, 18% MSCI EAFE Investable Market Index, 30% Barclays U.S. Credit Index, and 5% Barclays U.S. 3 Month Treasury Bellwether Index. Prior to 11/1/2015 the fixed income component was the Barclays U.S. Credit Index.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 3

CALVERT AGGRESSIVE ALLOCATION FUND
MARCH 31, 2016

ASSET ALLOCATION		% OF TOTAL INVESTMENTS
Domestic Equity Funds		68.4%
International and Global Equity Funds		25.6%
Fixed Income Funds		6.0%
Total		100%

INVESTMENT PERFORMANCE
(TOTAL RETURN AT NAV)
	6 MONTHS ENDED 3/31/16	12 MONTHS ENDED 3/31/16
Class A	3.26%	-3.25%
Class C	2.74%	-4.27%
Russell 3000 Index	7.30%	-0.34%
Aggressive Allocation Composite Benchmark	5.87%	-1.96%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average	3.73%	-4.77%

Investment performance/return at NAV does not reflect the deduction of the Fund’s maximum 4.75% front-end sales charge or any deferred sales charge.
Calvert Aggressive Allocation Composite Benchmark: An internally constructed benchmark comprised of a blend of 64% Russell 3000 Index, 21% MSCI EAFE Investable Market Index, 5% MSCI Emerging Markets Index and 10% Barclays U.S. Credit Index. Prior to 3/3/15 the blend was comprised of: 64% Russell 3000 Index, 26% MSCI EAFE Investable Market Index, and 10% Barclays U.S. Credit Index. Prior to 11/1/2015 the fixed income component was the Barclay’s U.S. Credit Index.

Joshua Linder, CFA	John P. Nichols

Vishal Khanduja, CFA	Brian S. Ellis, CFA
Calvert Investment Management, Inc.
May 2016

4 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT CONSERVATIVE ALLOCATION FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CCLAX	-6.15%	4.69%	4.34%
Class C (with max. load)	CALCX	-3.35%	4.67%	3.62%
Barclays U.S. Aggregate Bond Index		1.96%	3.78%	4.90%
Conservative Allocation Composite Benchmark		-0.31%	5.84%	5.75%
Lipper Mixed-Asset Target Alloc. Conservative Funds Average		-1.73%	3.91%	4.00%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.27% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 5

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT MODERATE ALLOCATION FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CMAAX	-7.32%	5.30%	3.74%
Class C (with max. load)	CMACX	-4.43%	5.54%	3.44%
Russell 3000 Index		-0.34%	11.01%	6.90%
Moderate Allocation Composite Benchmark		-1.11%	7.48%	6.12%
Lipper Mixed-Asset Target Alloc. Growth Funds Average		-3.09%	6.02%	4.73%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.38% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

6 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

Growth of $10,000
The graph below shows the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods. The results shown are for Class A shares, reflect the deduction of the maximum front-end Class A sales charge of 4.75%, and assume the reinvestment of dividends. The result is compared with a broad based market index. Market indexes are unmanaged and their results do not reflect the effect of expenses or sales charges. The value of an investment in a different share class would be different.

CALVERT AGGRESSIVE ALLOCATION FUND
MARCH 31, 2016
AVERAGE ANNUAL TOTAL RETURNS	Ticker Symbol	1 Year	5 Year	10 Year
Class A (with max. load)	CAAAX	-7.86%	6.13%	3.56%
Class C (with max. load)	CAACX	-5.23%	5.93%	2.77%
Russell 3000 Index		-0.34%	11.01%	6.90%
Aggressive Allocation Composite Benchmark		-1.96%	8.46%	6.08%
Lipper Mixed-Asset Target Alloc. Agg. Growth Funds Average		-4.77%	6.08%	3.91%

All performance data shown, including the graph above and the adjacent table, represents past performance, does not guarantee future results, assumes reinvestment of dividends and distributions, and does not reflect the deduction of taxes that a shareholder would pay on the Fund’s distributions or the redemption of the Fund shares. All performance data reflects fee waivers and/or expense limitations, if any are in effect; in their absence performance would be lower. See Note B in Notes to Financial Statements. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted; for current performance data, including most recent month-end, visit www.calvert.com. The gross expense ratio from the current prospectus for Class A shares is 1.57% (includes Underlying Fund Fees). This number may differ from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, does not include fee or expense waivers. Performance data quoted already reflects the deduction of the Fund’s operating expenses.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 7

UNDERSTANDING YOUR FUND’S EXPENSES
As an investor, you incur two types of costs. There are transactions costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and/or service fees, and other fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in this mutual fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.
To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by the fund's investors during the period. The actual and hypothetical information presented in the examples is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2015 to March 31, 2016).
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
The fund may charge an annual low balance account fee of $15 to those shareholders whose regular account balance is less than $2,000 ($1,000 for IRA accounts). If the low balance fee applies to your account, you should subtract the fee from the ending account value in the chart below.
Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, each Fund, as a shareholder in underlying funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying funds. These fees and expenses are not included in each Fund's annualized expense ratio used to calculate the expense estimates in the table below. If they were, the estimate of expense you paid during the period would be higher, and your ending account value lower.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CALVERT CONSERVATIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	0.44%	$1,000.00	$1,018.70	$2.22
Hypothetical (5% return per year before expenses)	0.44%	$1,000.00	$1,022.80	$2.23
Class C
Actual	1.35%	$1,000.00	$1,014.50	$6.80
Hypothetical (5% return per year before expenses)	1.35%	$1,000.00	$1,018.25	$6.81

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

8 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT MODERATE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	0.68%	$1,000.00	$1,027.00	$3.45
Hypothetical (5% return per year before expenses)	0.68%	$1,000.00	$1,021.60	$3.44
Class C
Actual	1.45%	$1,000.00	$1,023.30	$7.33
Hypothetical (5% return per year before expenses)	1.45%	$1,000.00	$1,017.75	$7.31

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

CALVERT AGGRESSIVE ALLOCATION FUND	ANNUALIZED EXPENSE RATIO	BEGINNING ACCOUNT VALUE 10/1/15	ENDING ACCOUNT VALUE 3/31/16	EXPENSES PAID DURING PERIOD* 10/1/15 - 3/31/16
Class A
Actual	0.43%	$1,000.00	$1,032.60	$2.19
Hypothetical (5% return per year before expenses)	0.43%	$1,000.00	$1,022.85	$2.17
Class C
Actual	1.45%	$1,000.00	$1,027.40	$7.35
Hypothetical (5% return per year before expenses)	1.45%	$1,000.00	$1,017.75	$7.31

* Expenses paid during the period are equal to the annualized expense ratio for each class as indicated above, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Expenses do not include fees and expenses incurred indirectly from investment in underlying funds, including affiliated and unaffiliated companies. Expense ratios shown in the Financial Highlights represent the actual expenses incurred for the period.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 9

CALVERT CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE($)
MUTUAL FUNDS (a) - 99.5%
Calvert Fund:
Calvert High Yield Bond Fund, Class I	410,444	10,527,882
Calvert Ultra-Short Income Fund, Class I	1,696,851	26,267,261
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	267,828	4,095,094
Calvert Small Cap Fund, Class I	360,451	7,832,600
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	1,180,755	17,368,908
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	983,753	17,796,091
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	283,478	5,590,182
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	505,539	9,463,695
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,391,991	38,152,263
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	166,697	5,814,382
Calvert Emerging Markets Equity Fund, Class I	218,976	2,612,382
Calvert International Equity Fund, Class I	460,837	7,451,733
Calvert International Opportunities Fund, Class I	262,602	3,731,568

Total Mutual Funds (Cost $158,337,026)		156,704,041

EXCHANGE-TRADED PRODUCTS - 0.3%
WisdomTree Europe Hedged Equity Fund	7,473	387,998

Total Exchange-Traded Products (Cost $460,510)		387,998
TOTAL INVESTMENTS (Cost $158,797,536) - 99.8%		157,092,039
Other assets and liabilities, net - 0.2%		352,258
NET ASSETS - 100.0%		$157,444,297

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
MSCI EAFE Mini Index	9	6/16	$731,475	$6,370
Short:
E-Mini S&P 500 Index	(51)	6/16	($5,231,325)	($115,735)
MSCI Emerging Markets Mini Index	(25)	6/16	(1,042,375)	(54,761)
Russell 2000 Mini Index	(32)	6/16	(3,550,720)	(157,996)
Total Short				($328,492)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

10 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT MODERATE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE($)
MUTUAL FUNDS (a) - 99.3%
Calvert Fund:
Calvert High Yield Bond Fund, Class I	378,279	9,702,866
Calvert Ultra-Short Income Fund, Class I	34,656	536,479
Calvert Impact Fund, Inc.:
Calvert Green Bond Fund, Class I	245,206	3,749,206
Calvert Small Cap Fund, Class I	959,995	20,860,693
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	1,321,451	19,438,538
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	2,588,324	46,822,786
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	900,012	17,748,244
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	1,623,584	30,393,489
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	2,232,403	35,606,823
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund,Class I	346,898	12,099,808
Calvert Emerging Markets Equity Fund, Class I	692,772	8,264,766
Calvert International Equity Fund, Class I	1,247,317	20,169,111
Calvert International Opportunities Fund, Class I	868,360	12,339,395

Total Mutual Funds (Cost $239,291,790)		237,732,204

EXCHANGE-TRADED PRODUCTS - 0.5%
WisdomTree Europe Hedged Equity Fund	21,823	1,133,050

Total Exchange-Traded Products (Cost $1,344,803)		1,133,050
TOTAL INVESTMENTS (Cost $240,636,593) - 99.8%		238,865,254
Other assets and liabilities, net - 0.2%		478,320
NET ASSETS - 100.0%		$239,343,574

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
MSCI EAFE Mini Index	49	6/16	$3,982,475	$34,681
Short:
E-Mini S&P 500 Index	(31)	6/16	($3,179,825)	($70,348)
MSCI Emerging Markets Mini Index	(43)	6/16	(1,792,885)	(94,190)
Russell 2000 Mini Index	(75)	6/16	(8,322,000)	(370,302)
Total Short				($534,840)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 11

CALVERT AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
MARCH 31, 2016 (Unaudited)

	SHARES	VALUE($)
MUTUAL FUNDS (a) - 99.1%
Calvert Impact Fund, Inc.:
Calvert Small Cap Fund, Class I	533,653	11,596,272
Calvert Management Series:
Calvert Unconstrained Bond Fund, Class I	104,436	1,536,257
Calvert Responsible Index Series, Inc.:
Calvert U.S. Large Cap Core Responsible Index Fund, Class I	1,655,152	29,941,701
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	581,943	11,475,908
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	1,076,408	20,150,363
Calvert Social Investment Fund:
Calvert Bond Portfolio, Class I	342,731	5,466,554
Calvert World Values Fund, Inc.:
Calvert Capital Accumulation Fund, Class I	202,653	7,068,545
Calvert Emerging Markets Equity Fund, Class I	431,967	5,153,365
Calvert International Equity Fund, Class I	844,411	13,654,130
Calvert International Opportunities Fund, Class I	731,082	10,388,682

Total Mutual Funds (Cost $118,084,553)		116,431,777

EXCHANGE-TRADED PRODUCTS - 0.8%
WisdomTree Europe Hedged Equity Fund	17,064	885,963

Total Exchange-Traded Products (Cost $1,051,538)		885,963
TOTAL INVESTMENTS (Cost $119,136,091) - 99.9%		117,317,740
Other assets and liabilities, net - 0.1%		173,155
NET ASSETS - 100.0%		$117,490,895

FUTURES	NUMBER OF CONTRACTS	EXPIRATION DATE	UNDERLYING FACE AMOUNT AT VALUE	UNREALIZED APPRECIATION (DEPRECIATION)
Long:
MSCI EAFE Mini Index	8	6/16	$650,200	$5,662
Short:
MSCI Emerging Markets Mini Index	(11)	6/16	($458,645)	($24,095)
Russell 2000 Mini Index	(30)	6/16	(3,328,800)	(148,121)
Total Short				($172,216)

NOTES TO SCHEDULE OF INVESTMENTS
(a) Affiliated company.
See notes to financial statements.

12 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $460,510) - see accompanying schedule	$387,998
Investments in affiliated securities, at value (Cost $158,337,026) - see accompanying schedule	156,704,041
Cash collateral at broker	440,520
Receivable for securities sold	33,252
Receivable for shares sold	109,689
Trustees' deferred compensation plan	86,099
Receivable from Calvert Investment Management, Inc.	45,679
Total assets	157,807,278

LIABILITIES
Payable for shares redeemed	167,677
Payable to custodian bank	10,326
Payable for futures contracts variation margin	5,705
Payable to Calvert Investment Distributors, Inc.	53,090
Payable to Calvert Investment Administrative Services, Inc.	15,732
Payable to Calvert Investment Services, Inc.	1,169
Trustees' deferred compensation plan	86,099
Accrued expenses and other liabilities	23,183
Total liabilities	362,981
NET ASSETS	$157,444,297

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 7,797,170 shares outstanding	$125,613,324
Class C: 2,049,249 shares outstanding	32,622,790
Undistributed net investment income	11,101
Accumulated net realized gain (loss)	1,224,701
Net unrealized appreciation (depreciation)	(2,027,619)
NET ASSETS	$157,444,297

NET ASSET VALUE PER SHARE
Class A (based on net assets of $124,991,647)	$16.03
Class C (based on net assets of $32,452,650)	$15.84
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 13

CALVERT MODERATE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $1,344,803) - see accompanying schedule	$1,133,050
Investments in affiliated securities, at value (Cost $239,291,790) - see accompanying schedule	237,732,204
Cash	33,804
Cash collateral at broker	496,026
Receivable for shares sold	285,555
Trustees' deferred compensation plan	136,541
Receivable from Calvert Investment Management, Inc.	73,557
Total assets	239,890,737

LIABILITIES
Payable for securities purchased	48,057
Payable for shares redeemed	157,604
Payable for futures contracts variation margin	54,155
Payable to Calvert Investment Distributors, Inc.	76,228
Payable to Calvert Investment Administrative Services, Inc.	23,904
Payable to Calvert Investment Services, Inc.	3,402
Trustees' deferred compensation plan	136,541
Accrued expenses and other liabilities	47,272
Total liabilities	547,163
NET ASSETS	$239,343,574

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 11,489,834 shares outstanding	$197,034,668
Class C: 2,562,816 shares outstanding	42,997,577
Undistributed net investment income	15,891
Accumulated net realized gain (loss)	1,566,936
Net unrealized appreciation (depreciation)	(2,271,498)
NET ASSETS	$239,343,574

NET ASSET VALUE PER SHARE
Class A (based on net assets of $197,157,962)	$17.16
Class C (based on net assets of $42,185,612)	$16.46
See notes to financial statements.

14 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 2016 (Unaudited)

ASSETS
Investments in unaffiliated securities, at value (Cost $1,051,538) - see accompanying schedule	$885,963
Investments in affiliated securities, at value (Cost $118,084,553) - see accompanying schedule	116,431,777
Cash	9,385
Cash collateral at broker	161,959
Receivable for securities sold	38,384
Receivable for shares sold	134,527
Trustees' deferred compensation plan	66,241
Receivable from Calvert Investment Management, Inc.	46,825
Total assets	117,775,061

LIABILITIES
Payable for shares redeemed	108,088
Payable for futures contracts variation margin	14,255
Payable to Calvert Investment Distributors, Inc.	35,063
Payable to Calvert Investment Administrative Services, Inc.	11,683
Payable to Calvert Investment Services, Inc.	2,313
Trustees' deferred compensation plan	66,241
Accrued expenses and other liabilities	46,523
Total liabilities	284,166
NET ASSETS	$117,490,895

NET ASSETS CONSIST OF:
Paid-in capital applicable to the following shares of beneficial interest, unlimited number of no par value shares authorized:
Class A: 5,783,047 shares outstanding	$100,730,443
Class C: 1,139,367 shares outstanding	18,526,004
Undistributed net investment income	100,736
Accumulated net realized gain (loss)	118,617
Net unrealized appreciation (depreciation)	(1,984,905)
NET ASSETS	$117,490,895

NET ASSET VALUE PER SHARE
Class A (based on net assets of $100,162,978)	$17.32
Class C (based on net assets of $17,327,917)	$15.21
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 15

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 (Unaudited)

NET INVESTMENT INCOME	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
Investment Income:
Dividend income from affiliated securities	$2,186,789	$3,486,418	$1,620,280
Dividend income from unaffiliated securities	33,903	57,335	31,514
Interest income	7	14	6
Total investment income	2,220,699	3,543,767	1,651,800

Expenses:
Administrative fees	104,865	164,662	80,200
Transfer agency fees and expenses	80,775	152,482	105,450
Distribution Plan expenses:
Class A	148,529	241,654	122,025
Class C	154,860	206,772	83,329
Trustees' fees and expenses	6,900	11,761	5,686
Accounting fees	24,994	24,984	24,946
Custodian fees	7,071	7,071	7,071
Professional fees	13,964	15,897	13,494
Registration fees	14,239	14,672	11,718
Reports to shareholders	6,107	13,380	9,268
Contract services	56,173	239,348	49,471
Miscellaneous	811	898	265
Total expenses	619,288	1,093,581	512,923
Reimbursement from Advisor:
Class A	(128,049)	(97,412)	(166,165)
Class C	(12,273)	(22,444)	(10,357)
Administrative fees waived	(7,586)	(11,837)	(5,750)
Net expenses	471,380	961,888	330,651
NET INVESTMENT INCOME	1,749,319	2,581,879	1,321,149

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments in unaffiliated securities	(122,070)	(103,443)	—
Investments in affiliated securities	1,032,987	15,847,058	9,127,740
Futures	253,134	599,137	266,079
Capital gain distributions from affiliated investments	1,830,258	4,846,964	3,033,352
Capital gain distributions from unaffiliated investments	17,109	49,962	39,067
	3,011,418	21,239,678	12,466,238

Change in unrealized appreciation (depreciation) on:
Investments in unaffiliated securities	78,064	23,863	(46,584)
Investments in affiliated securities	(1,573,895)	(17,196,128)	(10,003,952)
Futures	(579,495)	(681,315)	(202,520)
	(2,075,326)	(17,853,580)	(10,253,056)
See notes to financial statements.

16 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT ALLOCATION FUNDS
STATEMENTS OF OPERATIONS
SIX MONTHS ENDED MARCH 31, 2016 - CONT’D (Unaudited)

	Conservative Allocation Fund	Moderate Allocation Fund	Aggressive Allocation Fund
NET REALIZED AND UNREALIZED GAIN (LOSS)	$936,092	$3,386,098	$2,213,182

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$2,685,411	$5,967,977	$3,534,331
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 17

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,749,319	$2,052,857
Net realized gain (loss)	3,011,418	4,826,500
Change in unrealized appreciation (depreciation)	(2,075,326)	(5,232,870)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	2,685,411	1,646,487

Distributions to shareholders from:
Net investment income:
Class A shares	(1,496,949)	(1,795,869)
Class C shares	(252,482)	(257,442)
Net realized gain:
Class A shares	(4,753,391)	(3,780,010)
Class C shares	(1,254,611)	(1,053,301)
Total distributions	(7,757,433)	(6,886,622)

Capital share transactions:
Shares sold:
Class A shares	21,539,184	36,241,561
Class C shares	4,433,058	9,130,945
Reinvestment of distributions:
Class A shares	5,779,961	5,254,117
Class C shares	1,309,114	1,131,379
Redemption fees:
Class A shares	—	96
Shares redeemed:
Class A shares	(11,186,587)	(16,696,197)
Class C shares	(2,170,638)	(4,422,091)
Total capital share transactions	19,704,092	30,639,810

TOTAL INCREASE (DECREASE) IN NET ASSETS	14,632,070	25,399,675

NET ASSETS
Beginning of period	142,812,227	117,412,552
End of period (including undistributed net investment income of $11,101 and $11,213, respectively)	$157,444,297	$142,812,227
See notes to financial statements.

18 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CONSERVATIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	1,329,623	2,118,350
Class C shares	276,502	538,322
Reinvestment of distributions:
Class A shares	359,039	310,457
Class C shares	82,390	67,652
Shares redeemed:
Class A shares	(697,584)	(975,144)
Class C shares	(134,979)	(261,111)
Total capital share activity	1,214,991	1,798,526
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 19

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$2,581,879	$2,294,821
Net realized gain (loss)	21,239,678	13,284,027
Change in unrealized appreciation (depreciation)	(17,853,580)	(14,773,181)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	5,967,977	805,667

Distributions to shareholders from:
Net investment income:
Class A shares	(2,235,517)	(2,015,631)
Class C shares	(346,300)	(280,360)
Net realized gain:
Class A shares	(20,286,828)	(8,361,092)
Class C shares	(4,514,786)	(1,848,044)
Total distributions	(27,383,431)	(12,505,127)

Capital share transactions:
Shares sold:
Class A shares	20,254,301	37,567,503
Class C shares	4,500,871	7,748,416
Reinvestment of distributions:
Class A shares	21,412,539	9,820,361
Class C shares	4,377,995	1,905,018
Redemption fees:
Class A shares	—	206
Class C shares	—	280
Shares redeemed:
Class A shares	(16,389,025)	(20,802,945)
Class C shares	(3,330,109)	(4,176,414)
Total capital share transactions	30,826,572	32,062,425

TOTAL INCREASE (DECREASE) IN NET ASSETS	9,411,118	20,362,965

NET ASSETS
Beginning of period	229,932,456	209,569,491
End of period (including undistributed net investment income of $15,891 and $15,829, respectively)	$239,343,574	$229,932,456
See notes to financial statements.

20 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT MODERATE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	1,148,410	1,900,604
Class C shares	264,988	405,055
Reinvestment of distributions:
Class A shares	1,236,079	505,231
Class C shares	263,626	101,462
Shares redeemed:
Class A shares	(947,158)	(1,052,777)
Class C shares	(198,768)	(218,171)
Total capital share activity	1,767,177	1,641,404
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 21

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE) IN NET ASSETS	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Operations:
Net investment income	$1,321,149	$959,428
Net realized gain (loss)	12,466,238	8,454,805
Change in unrealized appreciation (depreciation)	(10,253,056)	(10,095,776)

INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	3,534,331	(681,543)

Distributions to shareholders from:
Net investment income:
Class A shares	(874,740)	(898,536)
Class C shares	—	(118,856)
Net realized gain:
Class A shares	(12,520,504)	(5,217,327)
Class C shares	(2,394,715)	(1,034,039)
Total distributions	(15,789,959)	(7,268,758)

Capital share transactions:
Shares sold:
Class A shares	13,879,260	24,457,754
Class C shares	1,799,204	4,151,635
Reinvestment of distributions:
Class A shares	12,959,034	5,871,770
Class C shares	2,204,296	1,072,226
Redemption fees:
Class A shares	—	120
Class C shares	—	19
Shares redeemed:
Class A shares	(10,288,074)	(12,824,083)
Class C shares	(1,135,152)	(2,017,036)
Total capital share transactions	19,418,568	20,712,405

TOTAL INCREASE (DECREASE) IN NET ASSETS	7,162,940	12,762,104

NET ASSETS
Beginning of period	110,327,955	97,565,851
End of period (including undistributed net investment income of $100,736 and distributions in excess of net investment income of ($345,673), respectively)	$117,490,895	$110,327,955
See notes to financial statements.

22 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT AGGRESSIVE ALLOCATION FUND
STATEMENTS OF CHANGES IN NET ASSETS - CONT’D

CAPITAL SHARE ACTIVITY	SIX MONTHS ENDED MARCH 31, 2016(Unaudited)	YEAR ENDED SEPTEMBER 30, 2015
Shares sold:
Class A shares	761,536	1,182,438
Class C shares	112,877	224,283
Reinvestment of distributions:
Class A shares	739,616	292,725
Class C shares	144,072	59,647
Shares redeemed:
Class A shares	(578,827)	(628,431)
Class C shares	(70,403)	(109,216)
Total capital share activity	1,108,871	1,021,446
See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS
NOTE A — SIGNIFICANT ACCOUNTING POLICIES
General: The Calvert Social Investment Fund is registered under the Investment Company Act of 1940 as an open-end management investment company. The Fund operates as a series fund with seven separate portfolios, three of which are reported herein: Calvert Conservative Allocation Fund ("Conservative"), Calvert Moderate Allocation Fund ("Moderate"), and Calvert Aggressive Allocation Fund ("Aggressive") (the “Funds”). The Funds are registered under the Investment Company Act of 1940 as diversified, open-end management investment companies. The operations of each series are accounted for separately. The Funds invest primarily in a combination of other Calvert equity and fixed income funds (the “Underlying Funds”). The Funds apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Certification Topic 946, Financial Services - Investment Companies (ASC 946).
Each Fund offers Class A and Class C shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class C shares are sold without a front-end sales charge and, with certain exceptions, will be charged a deferred sales charge on shares sold within one year of purchase. Class C shares have higher levels of expenses than Class A shares. Each class has different: (a) dividend rates, due to differences in Distribution Plan expenses and other class-specific expenses, (b) exchange privileges and (c) class-specific voting rights.
Security Valuation: Net asset value per share is determined every business day as of the close of the regular session of the New York Stock Exchange (generally 4:00 p.m. Eastern time). The Funds use independent pricing services approved by the Board of Trustees (“the Board”) to value their investments wherever possible. Investments for which market quotations are not available or deemed not reliable are fair valued in good faith under the direction of the Board.
The Board has adopted Valuation Procedures (the “Procedures”) to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. The Board has delegated the day-to-day responsibility for determining the fair value of assets of the Funds to Calvert Investment Management, Inc. (the “Advisor” or “Calvert”) and has provided these Procedures to govern Calvert in its valuation duties.
Calvert has chartered an internal Valuation Committee to oversee the implementation of these Procedures and to assist it in carrying out the valuation responsibilities that the Board has delegated.
The Valuation Committee meets on a regular basis to review illiquid securities and other investments which may not have readily available market prices. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.
The Valuation Committee utilizes various methods to measure the fair value of the Fund’s investments. Generally Accepted Accounting Principles (GAAP) establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:
Level 1 - quoted prices in active markets for identical securities
Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 - significant unobservable inputs (including the Funds' own assumptions in determining the fair value of investments)
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the period. Transfers in and/or out of levels are determined based on the fair value of such securities at the end of the period. Valuation techniques used to value the Funds' investments by major category are as follows:
Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy. Valuation methodologies and policies of the Underlying Funds are included in their financial statements, which are available upon request.
Exchange-traded products are valued at the official closing price as reported by an independent pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
Futures contracts are valued at unrealized appreciation (depreciation) based on the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.
At March 31, 2016, no securities were fair valued in good faith under the direction of the Board.

24 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

The following tables summarize the market value of the Funds' holdings as of March 31, 2016, based on the inputs used to value them:

CONSERVATIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$156,704,041	$—	$—	$156,704,041
Exchange-Traded Products	387,998	—	—	387,998
TOTAL	$157,092,039	$—	$—	$157,092,039
Futures Contracts**	($322,122)	$—	$—	($322,122)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the period.

MODERATE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$237,732,204	$—	$—	$237,732,204
Exchange-Traded Products	1,133,050	—	—	1,133,050
TOTAL	$238,865,254	$—	$—	$238,865,254
Futures Contracts**	($500,159)	$—	$—	($500,159)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the period.

AGGRESSIVE	VALUATION INPUTS
INVESTMENTS IN SECURITIES*	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Mutual Funds	$116,431,777	$—	$—	$116,431,777
Exchange-Traded Products	885,963	—	—	885,963
TOTAL	$117,317,740	$—	$—	$117,317,740
Futures Contracts**	($166,554)	$—	$—	($166,554)

* For a complete listing of investments, please refer to the Schedule of Investments.
** The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Schedule of Investments.
There were no transfers between levels during the period.
Futures Contracts: The Funds may purchase and sell futures contracts to facilitate the periodic rebalancing of the portfolios in order to maintain their target asset allocation, to make tactical asset allocations, and to assist in managing cash. These futures contracts may include, but are not limited to, futures contracts based on U.S. government obligations and market index futures contracts. The Funds may enter into futures contracts agreeing to buy or sell a financial instrument for a set price at a future date. Initial margin deposits of either cash or securities as required by the broker are made upon entering into the contract. While the contract is open, daily variation margin payments are made to or received from the broker reflecting the daily change in market value of the contract and are recorded for financial reporting purposes as unrealized gains or losses by the Funds. When a futures contract is closed, a realized gain or loss is recorded equal to the difference between the opening and closing value of the contract. The risks associated with entering into futures contracts may include the possible illiquidity of the secondary market which would limit the Funds’ ability to close out a futures contract prior to the settlement date, an imperfect correlation between the value of the contracts and the underlying financial instruments, or that the counterparty will fail to perform its obligations under the contracts’ terms. Futures contracts are designed by boards of trade which are designated “contracts markets” by the Commodities Futures Trading Commission. Futures contracts trade on the contracts markets in a manner that is similar to the way a stock trades

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on a stock exchange, and the boards of trade, through their clearing corporations, guarantee the futures contracts against default. As a result, there is minimal counterparty credit risk to the Funds.
During the period, the Funds used market index futures contracts as a substitute for direct investment in a particular asset class to facilitate rebalancing and implement tactical asset allocations. The Funds' futures contracts at period end are presented in the Schedules of Investments.
At March 31, 2016, the Funds had the following derivatives, categorized by risk exposure:

CONSERVATIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$6,370*	Unrealized depreciation on futures contracts	($328,492)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

MODERATE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$34,681*	Unrealized depreciation on futures contracts	($534,840)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

AGGRESSIVE
Risk	Statement of Assets and Liabilities	Assets	Statement of Assets and Liabilities	Liabilities
Equity	Unrealized appreciation on futures contracts	$5,662*	Unrealized depreciation on futures contracts	($172,216)*
* Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statements of Operations for the six months ended March 31, 2016 was as follows:

CONSERVATIVE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$253,134	($579,495)

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			9
Futures contracts short			(105)
* Averages are based on activity levels during the six months ended March 31, 2016.

MODERATE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$599,137	($681,315)

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			52
Futures contracts short			(141)
* Averages are based on activity levels during the six months ended March 31, 2016.

26 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

AGGRESSIVE		Statement of Operations Location
Risk	Derivatives	Net Realized Gain (Loss)	Net Change in Unrealized appreciation (depreciation)
Equity	Futures	$266,079	($202,520)

The volume of outstanding contracts has varied throughout the period with an average number of contracts as in the following table:

Derivative Description			Average Number of Contracts*
Futures contracts long			13
Futures contracts short			(37)
* Averages are based on activity levels during the period ended March 31, 2016.
Security Transactions and Investment Income: Security transactions, including purchases and sales of shares of the Underlying Funds, are accounted for on trade date. Realized gains and losses are recorded on an identified cost basis and may include proceeds from litigation. Dividend income is recorded on the ex-dividend date. Distributions received on securities that represent a return of capital are recorded as a reduction of cost of investments. Distributions received on securities that represent a capital gain are recorded as a realized gain. Interest income is accrued as earned. Investment income and realized and unrealized gains and losses are allocated to separate classes of shares based upon the relative net assets of each class. Expenses arising in connection with a specific class are charged directly to that class. Expenses common to the classes are allocated to each class in proportion to their relative net assets. Expenses included in the accompanying financial statements reflect the expenses of each of the Funds and do not include any expenses associated with the Underlying Funds.
Distributions to Shareholders: Distributions to shareholders are recorded by the Funds on ex-dividend date.Dividends from net investment income are paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles; accordingly, periodic reclassifications are made within the Funds' capital accounts to reflect income and gains available for distribution under income tax regulations
Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Redemption Fees: The Funds charged a 2% redemption fee on redemptions, including exchanges, made within 30 days of purchase in the same Fund. The redemption fee was accounted for as an addition to paid-in capital. This fee was eliminated effective February 2, 2015.
Federal Income Taxes: No provision for federal income or excise tax is required since the Funds intend to continue to qualify as a regulated investment companies under the Internal Revenue Code and to distribute substantially all of their taxable earnings.
Management has analyzed the Funds' tax positions taken for all open federal income tax years and has concluded that no provision for federal income tax is required in the Funds' financial statements. A Fund's federal tax return is subject to examination by the Internal Revenue Service for a period of three years.
NOTE B — RELATED PARTY TRANSACTIONS
Calvert Investment Management, Inc. (the “Advisor”) is wholly-owned by Calvert Investments, Inc., which is indirectly wholly-owned by Ameritas Mutual Holding Company. The Advisor provides investment advisory services for the Funds and the Underlying Funds in which the Funds invest. The Advisor also pays the salaries and fees of officers and Trustees of the Funds who are employees of the Advisor or its affiliates. The Funds do not pay advisory fees to the Advisor for performing investment advisory services. The Advisor, however, does receive advisory fees for managing the Underlying Funds.
The Advisor has contractually agreed to limit net annual fund operating expenses through January 31, 2017. The contractual expense caps are 0.44%, 0.44% and 0.43% for Class A shares of Conservative, Moderate, and Aggressive, respectively. The contractual expense caps are 1.19%, 1.19% and 1.18% for Class C shares of Conservative, Moderate, and Aggressive, respectively. Prior to February 1, 2016, the expense caps were 0.44%, 0.80% and 0.43% for Class A shares for Class C shares of Conservative, Moderate, and Aggressive, respectively and 2.00% for Class C shares of each of the Funds. This expense limitation does not include the Underlying Fund expenses indirectly incurred by the Funds. For the purpose of this expense limit, operating expenses do not include interest expense, brokerage commissions, taxes, and extraordinary expenses.

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Calvert Investment Administrative Services, Inc. ("CIAS"), an affiliate of the Advisor, provides administrative services to the Fund for an annual fee, payable monthly, based on the Portfolio’s average daily net assets.
For the period October 1, 2015 to January 31, 2016, the administrative fee was 0.15% for Class A and C. CIAS and the Funds entered into an Amended and Restated Administrative Services Agreement that established a 0.12% administrative fee for all classes of the Funds commencing on February 1, 2016. CIAS voluntarily waived 0.03% (the amount of the administrative fee above 0.12%) for Class A and C shares of the Funds for the period from December 1, 2015 through January 31, 2016. During the six-month period ended March 31, 2016, CIAS voluntarily waived $7,586, $11,837, and $5,750 for Conservative, Moderate and Aggresive, respectively.
Calvert Investment Distributors, Inc. ("CID"), an affiliate of the Advisor, is the distributor and principal underwriter for the Funds. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted Distribution Plans that permit the Funds to pay certain expenses associated with the distribution and servicing of their shares. The expenses paid may not exceed 0.35% and 1.00% annually of average daily net assets of Class A and C, respectively, for each of the Funds. The amount actually paid by the Funds is an annualized fee, payable monthly, of 0.25% and 1.00% of the Funds’ average daily net assets of Class A and C, respectively.
CID received $40,204, $34,840, $58,435, and $40,204 as its portion of the commissions charged on the sales of Conservative, Moderate, and Aggressive Class A shares, respectively, for the period ended March 31, 2016.
Calvert Investment Services, Inc. ("CIS"), an affiliate of the Advisor, acts as shareholder servicing agent for the Funds. For its services, CIS received fees of $17,752, $17,752, and $24,714 for the period ended March 31, 2016 for Conservative, Moderate, and Aggressive, respectively. Boston Financial Data Services, Inc. is the transfer and dividend disbursing agent.
Each Trustee of the Funds who is not an employee of the Advisor or its affiliates receives an annual retainer of $52,000 plus a meeting fee of up to $3,000 for each Board meeting attended. Additional fees of $6,000 annually may be paid to the Committee chairs ($10,000 for the Board chair and the Special Equities Committee chair) and $2,500 annually may be paid to Committee members, plus a Committee meeting fee of $500 for each Committee meeting attended. Eligible Trustees may participate in a Deferred Compensation Plan (the "Plan"). Obligations of the Plan will be paid solely out of the Fund’s assets. Trustees' fees are allocated to each of the funds served.
NOTE C — INVESTMENT ACTIVITY AND TAX INFORMATION
During the period, the cost of purchases and proceeds from sales of investments, other than short-term securities, were:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Purchases	$99,607,960	$143,284,959	$75,933,553
Sales	81,416,813	126,973,355	65,121,615
As of March 31, 2016, the tax basis components of unrealized appreciation/(depreciation) and the federal tax cost were as follows:

	CONSERVATIVE	MODERATE	AGGRESSIVE
Unrealized appreciation	$355,480	$1,750,073	$592,771
Unrealized (depreciation)	(2,562,031)	(7,933,108)	(6,135,038)
Net unrealized appreciation (depreciation)	($2,206,551)	($6,183,035)	($5,542,267)

Federal income tax cost of investments	$159,298,590	$245,048,289	$122,860,007
NOTE D — LINE OF CREDIT
A financing agreement is in place with the Calvert Funds and State Street Corporation (“SSC”). Under the agreement, SSC provides an unsecured line of credit facility, in the aggregate amount of $50 million ($25 million committed and $25 million uncommitted), accessible by the Calvert Funds for temporary or emergency purposes only. Borrowings bear interest at the higher of the London Interbank Offered Rate (LIBOR) or the overnight Federal Funds Rate plus 1.25% per annum. A commitment fee of 0.20% per annum is incurred on the unused portion of the committed facility. An administrative fee of $25,000 was paid in connection with the uncommitted facility. These fees are allocated to all participating funds. The Funds had no borrowings under the agreement during the six months ended March 31, 2016.

28 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

NOTE E — AFFILIATED COMPANIES
The Funds invest primarily in a combination of other Calvert fixed-income and equity funds. These Underlying Funds are considered affiliated companies because Calvert Investment Management, Inc. provides investment advisory services for the Funds and the Underlying Funds. Information regarding the Funds' investments in these affiliated companies for the period ended March 31, 2016 is as follows:

CONSERVATIVE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income	Capital Gain Distributions
Calvert High Yield Bond Fund, Class I	$-	$10,743,061	($333,291)	($7,675)	$125,787	$10,527,882	$179,931	$-
Calvert Ultra Short Income Fund, Class I	-	28,405,844	(2,105,908)	(3,070)	(29,605)	26,267,261	118,634	-
Calvert Green Bond Fund, Class I	6,826,020	751,184	(3,514,460)	(3,738)	36,088	4,095,094	64,033	-
Calvert Small Cap Fund, Class I	7,352,229	1,172,978	(173,296)	(35,315)	(483,996)	7,832,600	212,211	413,421
Calvert Unconstrained Bond Fund, Class I	-	17,929,173	(523,743)	(7,238)	(29,284)	17,368,908	190,112	-
Calvert U.S. Large Cap Core Responsible Index, Class I	5,018,026	13,990,155	(518,642)	89,205	(782,653)	17,796,091	296,255	937,170
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	-	5,681,797	(229,400)	(4,852)	142,637	5,590,182	16,134	-
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	-	9,788,103	(344,100)	(16,115)	35,807	9,463,695	54,144	-
Calvert Bond Portfolio, Class I	77,842,681	7,180,884	(46,995,611)	(442,065)	566,374	38,152,263	788,072	-
Calvert Equity Portfolio, Class I	9,831,005	-	(10,161,427)	1,021,421	(690,999)	-	-	-
Calvert Large Cap Core Portfolio, Class I	14,059,448	32,970	(14,555,373)	391,535	71,420	-	-	-
Calvert Capital Accumulation Fund, Class I	5,451,304	1,001,182	(173,711)	9,818	(474,211)	5,814,382	85,809	372,522
Calvert Emerging Markets Equity Fund, Class I	2,257,664	212,915	(57,765)	(6,821)	206,389	2,612,382	30,467	-
Calvert International Equity Fund, Class I	5,904,529	2,015,470	(288,826)	49,629	(229,069)	7,451,733	103,231	-
Calvert International Opportunities Fund, Class I	3,242,932	702,244	(173,296)	(1,732)	(38,580)	3,731,568	47,756	107,145
TOTALS	$137,785,838	$99,607,960	($80,148,849)	$1,032,987	($1,573,895)	$156,704,041	$2,186,789	$1,830,258

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MODERATE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income	Capital Gain Distributions
Calvert High Yield Bond Fund, Class I	$-	$9,930,884	($345,459)	($6,091)	$123,532	$9,702,866	$167,560	$-
Calvert Ultra Short Income Fund, Class I	-	5,983,762	(5,445,445)	(1,345)	(493)	536,479	16,263	-
Calvert Green Bond Fund, Class I	5,504,606	310,145	(2,097,942)	(1,616)	34,013	3,749,206	55,797	-
Calvert Small Cap Fund, Class I	20,383,808	2,551,334	(640,292)	129,088	(1,563,245)	20,860,693	578,991	1,128,136
Calvert Unconstrained Bond Fund, Class I	-	20,175,325	(690,919)	(7,211)	(38,657)	19,438,538	216,676	-
Calvert U.S. Large Cap Core Responsible Index, Class I	6,828,015	44,017,311	(1,814,159)	419,880	(2,628,261)	46,822,786	803,783	2,545,040
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	-	18,159,828	(853,721)	(4,074)	446,211	17,748,244	53,487	-
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	-	31,866,766	(1,494,014)	(47,368)	68,105	30,393,489	180,670	-
Calvert Bond Portfolio, Class I	56,863,328	3,357,490	(24,772,408)	7,791	150,622	35,606,823	648,448	-
Calvert Equity Portfolio, Class I	37,749,769	-	(39,018,609)	8,350,932	(7,082,092)	-	-	-
Calvert Large Cap Core Portfolio, Class I	44,448,405	251,720	(46,164,748)	6,582,068	(5,117,445)	-	-	-
Calvert Capital Accumulation Fund, Class I	11,996,605	1,654,392	(533,576)	203,965	(1,221,578)	12,099,808	184,570	801,276
Calvert Emerging Markets Equity Fund, Class I	7,425,314	520,786	(320,146)	(53,189)	692,001	8,264,766	98,684	-
Calvert International Equity Fund, Class I	18,738,715	3,122,622	(1,067,153)	193,955	(819,028)	20,169,111	315,613	-
Calvert International Opportunities Fund, Class I	11,756,633	1,382,594	(640,292)	80,273	(239,813)	12,339,395	165,876	372,512
TOTALS	$221,695,198	$143,284,959	($125,898,883)	$15,847,058	($17,196,128)	$237,732,204	$3,486,418	$4,846,964

30 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

AGGRESSIVE
Name of Affiliated Company	Market Value 9/30/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Gain (Loss)	Market Value 3/31/16	Dividend Income	Capital Gain Distributions
Calvert Green Bond Fund, Class I	$1,444,436	$58,835	($1,495,783)	($3,895)	($3,593)	$-	$6,458	$-
Calvert Small Cap Fund, Class I	11,167,634	1,749,134	(530,223)	82,227	(872,500)	11,596,272	321,650	626,681
Calvert Unconstrained Bond Fund, Class I	-	1,642,410	(99,152)	(1,014)	(5,987)	1,536,257	17,788	-
Calvert U.S. Large Cap Core Responsible Index, Class I	4,019,741	28,865,557	(1,537,918)	333,022	(1,738,701)	29,941,701	513,873	1,626,172
Calvert U.S. Large Cap Growth Responsible Index Fund, Class I	-	11,799,622	(618,819)	4,978	290,127	11,475,908	34,570	-
Calvert U.S. Large Cap Value Responsible Index Fund, Class I	-	21,305,931	(1,175,757)	(22,731)	42,920	20,150,363	119,795	-
Calvert Bond Portfolio, Class I	3,519,569	2,103,157	(195,832)	(7,510)	47,170	5,466,554	71,251	-
Calvert Equity Portfolio, Class I	23,609,539	-	(24,399,795)	5,176,045	(4,385,789)	-	-	-
Calvert Large Cap Core Portfolio, Class I	28,677,134	465,490	(30,095,899)	3,345,854	(2,392,579)	-	-	-
Calvert Capital Accumulation Fund, Class I	6,938,589	1,116,371	(397,667)	184,868	(773,616)	7,068,545	107,688	467,505
Calvert Emerging Markets Equity Fund, Class I	4,526,404	562,049	(331,389)	(49,753)	446,054	5,153,365	61,549	-
Calvert International Equity Fund, Class I	12,806,938	2,221,210	(927,890)	28,132	(474,260)	13,654,130	219,809	-
Calvert International Opportunities Fund, Class I	9,786,067	1,263,301	(534,619)	57,131	(183,198)	10,388,682	139,601	312,994
Calvert Ultra Short Income Fund	-	2,780,486	(2,780,872)	386	-	-	6,248	-
TOTALS	$106,496,051	$75,933,553	($65,121,615)	$9,127,740	($10,003,952)	$116,431,777	$1,620,280	$3,033,352
NOTE F — SUBSEQUENT EVENTS
The Funds have registered additional classes, Class I shares and Class Y shares, which are expected to be available for sale on May 20, 2016. Please see the Prospectuses for additional information related to these changes.
In preparing the financial statements as of March 31, 2016, no other subsequent events or transactions occurred that would have required recognition or disclosure in these financial statements.

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CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.59	$17.22	$16.88	$16.45	$15.01	$15.17
Income from investment operations:
Net investment income	0.20	0.30	0.29	0.38	0.40	0.42
Net realized and unrealized gain (loss)	0.11	0.05	0.83	0.74	1.65	(0.13)
Total from investment operations	0.31	0.35	1.12	1.12	2.05	0.29
Distributions from:
Net investment income	(0.20)	(0.29)	(0.29)	(0.39)	(0.40)	(0.45)
Net realized gain	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)	—
Total distributions	(0.87)	(0.98)	(0.78)	(0.69)	(0.61)	(0.45)
Total increase (decrease) in net asset value	(0.56)	(0.63)	0.34	0.43	1.44	(0.16)
Net asset value, ending	$16.03	$16.59	$17.22	$16.88	$16.45	$15.01
Total return (b)	1.87%	2.01%	6.78%	7.07%	13.96%	1.86%
Ratios to average net assets: (c)(d)
Net investment income	2.53%(e)	1.76%	1.71%	2.31%	2.53%	2.65%
Total expenses	0.67%(e)	0.69%	0.68%	0.68%	0.77%	0.84%
Net expenses	0.44%(e)	0.44%	0.44%	0.44%	0.44%	0.44%
Portfolio turnover	55%	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$124,992	$112,881	$92,150	$73,305	$53,431	$38,329

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

32 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT CONSERVATIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014	September 30, 2013 (a)	September 30, 2012	September 30, 2011
Net asset value, beginning	$16.40	$17.06	$16.74	$16.32	$14.90	$15.10
Income from investment operations:
Net investment income	0.13	0.13	0.13	0.21	0.24	0.25
Net realized and unrealized gain (loss)	0.11	0.06	0.81	0.74	1.62	(0.14)
Total from investment operations	0.24	0.19	0.94	0.95	1.86	0.11
Distributions from:
Net investment income	(0.13)	(0.16)	(0.13)	(0.23)	(0.23)	(0.31)
Net realized gain	(0.67)	(0.69)	(0.49)	(0.30)	(0.21)	—
Total distributions	(0.80)	(0.85)	(0.62)	(0.53)	(0.44)	(0.31)
Total increase (decrease) in net asset value	(0.56)	(0.66)	0.32	0.42	1.42	(0.20)
Net asset value, ending	$15.84	$16.40	$17.06	$16.74	$16.32	$14.90
Total return (b)	1.45%	1.03%	5.71%	6.02%	12.73%	0.67%
Ratios to average net assets: (c)(d)
Net investment income	1.61%(e)	0.76%	0.73%	1.30%	1.45%	1.47%
Total expenses	1.44%(e)	1.44%	1.40%	1.44%	1.51%	1.59%
Net expenses	1.35%(e)	1.44%	1.40%	1.44%	1.51%	1.59%
Portfolio turnover	55%	8%	17%	31%	26%	22%
Net assets, ending (in thousands)	$32,453	$29,932	$25,263	$20,675	$15,209	$10,492

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 33

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$18.84	$19.80	$19.04	$16.89	$14.51	$14.87
Income from investment operations:
Net investment income	0.21	0.23	0.20	0.20	0.21	0.15
Net realized and unrealized gain (loss)	0.30	(0.04)	1.34	2.14	2.36	(0.29)
Total from investment operations	0.51	0.19	1.54	2.34	2.57	(0.14)
Distributions from:
Net investment income	(0.20)	(0.21)	(0.19)	(0.19)	(0.19)	(0.20)
Net realized gain	(1.99)	(0.94)	(0.59)	—	—	—
In excess of net investment income	—	—	—	—	—	(0.02)
Total distributions	(2.19)	(1.15)	(0.78)	(0.19)	(0.19)	(0.22)
Total increase (decrease) in net asset value	(1.68)	(0.96)	0.76	2.15	2.38	(0.36)
Net asset value, ending	$17.16	$18.84	$19.80	$19.04	$16.89	$14.51
Total return (b)	2.70%	0.86%	8.27%	14.02%	17.89%	(1.03%)
Ratios to average net assets: (c)(d)
Net investment income	2.33%(e)	1.14%	1.01%	1.12%	1.28%	0.97%
Total expenses	0.80%(e)	0.67%	0.64%	0.69%	0.72%	0.73%
Net expenses	0.68%(e)	0.67%	0.64%	0.69%	0.72%	0.73%
Portfolio turnover	54%	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$197,158	$189,372	$172,244	$143,215	$117,550	$95,930

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

34 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT MODERATE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014	September 30, 2013	September 30, 2012	September 30, 2011
Net asset value, beginning	$18.16	$19.19	$18.55	$16.52	$14.26	$14.65
Income from investment operations:
Net investment income	0.13	0.07	0.09	0.09	0.09	0.04
Net realized and unrealized gain (loss)	0.30	(0.02)	1.26	2.08	2.31	(0.29)
Total from investment operations	0.43	0.05	1.35	2.17	2.40	(0.25)
Distributions from:
Net investment income	(0.14)	(0.14)	(0.12)	(0.14)	(0.14)	(0.13)
Net realized gain	(1.99)	(0.94)	(0.59)	—	—	—
In excess of net investment income	—	—	—	—	—	(0.01)
Total distributions	(2.13)	(1.08)	(0.71)	(0.14)	(0.14)	(0.14)
Total increase (decrease) in net asset value	(1.70)	(1.03)	0.64	2.03	2.26	(0.39)
Net asset value, ending	$16.46	$18.16	$19.19	$18.55	$16.52	$14.26
Total return (b)	2.33%	0.09%	7.44%	13.21%	16.96%	(1.79%)
Ratios to average net assets: (c)(d)
Net investment income	1.58%(e)	0.37%	0.28%	0.38%	0.55%	0.24%
Total expenses	1.57%(e)	1.42%	1.38%	1.42%	1.45%	1.48%
Net expenses	1.45%(e)	1.42%	1.38%	1.42%	1.45%	1.48%
Portfolio turnover	54%	8%	10%	27%	25%	18%
Net assets, ending (in thousands)	$42,186	$40,560	$37,326	$31,242	$24,869	$20,842

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 35

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS A SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012	September 30, 2011 (a)
Net asset value, beginning	$19.32	$20.68	$19.38	$16.15	$13.47	$13.94
Income from investment operations:
Net investment income	0.22	0.21	0.18	0.11	0.12	0.05
Net realized and unrealized gain (loss)	0.42	(0.08)	1.70	3.23	2.68	(0.49)
Total from investment operations	0.64	0.13	1.88	3.34	2.80	(0.44)
Distributions from:
Net investment income	(0.15)	(0.21)	(0.18)	(0.11)	(0.12)	(0.03)
Net realized gain	(2.49)	(1.28)	(0.40)	—	—	—
Total distributions	(2.64)	(1.49)	(0.58)	(0.11)	(0.12)	(0.03)
Total increase (decrease) in net asset value	(2.00)	(1.36)	1.30	3.23	2.68	(0.47)
Net asset value, ending	$17.32	$19.32	$20.68	$19.38	$16.15	$13.47
Total return (b)	3.26%	0.41%	9.85%	20.82%	20.88%	(3.19%)
Ratios to average net assets: (c)(d)
Net investment income	2.46%(e)	1.04%	0.88%	0.62%	0.80%	0.33%
Total expenses	0.78%(e)	0.77%	0.76%	0.81%	0.86%	0.86%
Net expenses	0.43%(e)	0.43%	0.43%	0.43%	0.43%	0.43%
Portfolio turnover	57%	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$100,163	$93,928	$83,009	$72,318	$60,495	$51,103

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

36 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

CALVERT AGGRESSIVE ALLOCATION FUND
FINANCIAL HIGHLIGHTS

	PERIODS ENDED
CLASS C SHARES	March 31, 2016 (a) (Unaudited)	September 30, 2015 (a)	September 30, 2014 (a)	September 30, 2013	September 30, 2012	September 30, 2011 (a)
Net asset value, beginning	$17.21	$18.71	$17.71	$14.89	$12.57	$13.18
Income from investment operations:
Net investment income (loss)	0.11	(0.01)	(0.06)	(0.05)	(0.07)	(0.14)
Net realized and unrealized gain (loss)	0.38	(0.07)	1.58	2.93	2.50	(0.44)
Total from investment operations	0.49	(0.08)	1.52	2.88	2.43	(0.58)
Distributions from:
Net investment income	—	(0.14)	(0.12)	(0.06)	(0.11)	(0.03)
Net realized gain	(2.49)	(1.28)	(0.40)	—	—	—
Total distributions	(2.49)	(1.42)	(0.52)	(0.06)	(0.11)	(0.03)
Total increase (decrease) in net asset value	(2.00)	(1.50)	1.00	2.82	2.32	(0.61)
Net asset value, ending	$15.21	$17.21	$18.71	$17.71	$14.89	$12.57
Total return (b)	2.74%	(0.72%)	8.66%	19.39%	19.43%	(4.45%)
Ratios to average net assets: (c)(d)
Net investment income (loss)	1.43%(e)	(0.05%)	(0.30%)	(0.61%)	(0.46%)	(0.93%)
Total expenses	1.58%(e)	1.55%	1.53%	1.63%	1.69%	1.70%
Net expenses	1.45%(e)	1.55%	1.53%	1.63%	1.69%	1.70%
Portfolio turnover	57%	10%	15%	31%	24%	16%
Net assets, ending (in thousands)	$17,328	$16,400	$14,557	$11,234	$8,381	$7,229

(a) Per share figures are calculated using the Average Shares Method.
(b) Total return is not annualized for periods of less than one year and does not reflect deduction of any front-end or deferred sales charge.
(c) Total expenses do not reflect amounts reimbursed and/or waived by the Advisor and certain of its affiliates, if applicable. Net expenses are net of all reductions and represent the net expenses paid by the Fund.

(d) Amounts do not include the income or expenses of the Underlying Funds.
(e) Annualized.
See notes to financial statements.

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 37

PROXY VOTING
The Proxy Voting Guidelines of the Calvert Funds that the Fund uses to determine how to vote proxies relating to portfolio securities are provided as an Appendix to the Fund’s Statement of Additional Information. The Statement of Additional Information can be obtained free of charge by calling the Fund at 1-800-368-2745, by visiting the Calvert website at www.calvert.com; or by visiting the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at www.calvert.com and on the SEC’s website at www.sec.gov.
AVAILABILITY OF QUARTERLY PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
BASIS FOR BOARD'S APPROVAL OF INVESTMENT ADVISORY CONTRACT
At a meeting held on December 8, 2015, the Board of Trustees, and by a separate vote, the disinterested Trustees, approved the continuance of the Investment Advisory Agreement between Calvert Social Investment Fund and the Advisor with respect to each Fund.
In evaluating the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, a variety of information relating to the Funds and the Advisor. The disinterested Trustees reviewed a report prepared by the Advisor regarding various services provided to the Funds by the Advisor and its affiliates. Such report included, among other data, information regarding the Advisor’s personnel and the Advisor’s cost of providing services to the Funds, and a separate report prepared by an independent third party, which provided a statistical analysis comparing each Fund’s investment performance, expenses and fees to comparable mutual funds.
The disinterested Trustees were separately represented by independent legal counsel with respect to their consideration of the reapproval of the Investment Advisory Agreement with respect to each Fund. Prior to voting, the disinterested Trustees reviewed with respect to each Fund the proposed continuance of the Investment Advisory Agreement with management and also met in private sessions with their counsel at which no representatives of management were present.
In the course of its deliberations regarding the Investment Advisory Agreement with respect to the Funds, the Board considered, on a Fund-by-Fund basis, the following factors, among others: the nature, extent and quality of the services provided by the Advisor, including the personnel providing such services; the Advisor’s financial condition; comparative performance and fee information for each Fund; the profitability of the Calvert Family of Funds to the Advisor and its affiliates; the direct and indirect benefits, if any, derived by the Advisor and its affiliates from their relationship with each Fund; the effect of each Fund’s growth and size on the Fund’s performance and expenses; the affiliated distributor’s process for monitoring sales load breakpoints; the Advisor’s compliance programs and policies; the Advisor’s performance of substantially similar duties for other funds; and any possible conflicts of interest.
In considering the nature, extent and quality of the services provided to the Funds by the Advisor under the Investment Advisory Agreement, the Board reviewed information provided by the Advisor relating to its operations and personnel, including, among other information, biographical information on the Advisor’s investment, supervisory and professional staff and descriptions of its organizational and management structure. The Board also took into account similar information provided periodically throughout the previous year by the Advisor as well as the Board’s familiarity with management through Board of Trustees’ meetings, discussions and other reports. The Board considered the Advisor’s management style and its performance with the underlying Calvert funds in which the Funds invested and its experience with the Subadvisors of those underlying funds as well as its current level of staffing and overall resources. The Board also noted that it reviewed on a quarterly basis information regarding the Advisor’s compliance with applicable policies and procedures, including those related to personal investing. The Advisor’s administrative capabilities, including its ability to supervise the other service providers for each Fund, were also considered. The Board also took into account the responsible investing research and analysis provided by the Advisor to each Fund. The Board observed that the scope of services provided by the Advisor generally had expanded over time as a result of regulatory, market and other changes. The Board took into consideration, among other factors, the effectiveness of the Funds’ and Advisor’s processes, policies and procedures and the Advisor’s personnel. The Board also took into account, among other items, periodic reports received from the Advisor over the past year concerning the Advisor’s ongoing review and enhancement of certain processes, policies and procedures of the Funds and the Advisor. The Board concluded that it was satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

38 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

In considering each Fund’s performance, the Board noted that it reviewed on a quarterly basis detailed information about each Fund’s performance results, portfolio composition and investment strategies. With respect to the underlying Calvert funds in which the Funds invested, the Board also noted that it reviewed on a quarterly basis detailed information about each underlying Calvert fund’s performance results, portfolio composition and investment strategies. In addition, the Board took into account overall financial market conditions. The Board also reviewed various comparative data provided to it in connection with its consideration of the renewal of the Investment Advisory Agreement with respect to each Fund, including, among other information, a comparison of each Fund’s total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by an independent third party in its report. This data, and the conclusions of the Board with respect to that data, included the following:
Conservative Allocation Fund. For the one-, three- and five-year periods ended June 30, 2015, the Fund performed above the median of its peer group. The Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
Moderate Allocation Fund. For the one-year period ended June 30, 2015, the Fund performed above the median of its peer group. For the three-year period ended June 30, 2015, the Fund performed below the median of its peer group, and for the five-year period ended June 30, 2015, the Fund performed at the median of its peer group. The Fund outperformed its Lipper index for the one-year period ended June 30, 2015 and underperformed its Lipper index for the three- and five-year periods ended June 30, 2015. The Board took into account management’s discussion of the performance of the Fund and that of the underlying Calvert funds in which the Fund invested. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
Aggressive Allocation Fund. For the one-, three- and five-year periods ending June 30, 2015, the Fund performed above the median of its peer group. The Fund outperformed its Lipper index for the one-, three- and five-year periods ended June 30, 2015. Based upon its review, the Board concluded that the Fund’s performance was satisfactory relative to the performance of funds with similar investment objectives and to relevant indices.
In considering the Funds’ fees and expenses, the Board noted that none of the Funds paid an advisory fee directly to the Advisor for performing advisory services but that each Fund incurred a proportional share of the expenses of the underlying Calvert funds in which it invested, including the advisory expenses of those underlying funds. The Board also noted that each Fund paid an independent third party a consulting fee to provide guidance to the Advisor on the allocation strategy for the Fund. The Board compared each Fund’s total expense ratio with various comparative data for the funds in its peer group. This data, and the considerations of the Board with respect the Funds’ fees and expenses, included the following:
Conservative Allocation Fund. The Fund’s total expenses (net of expense reimbursements) were below the median of its peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses.
Moderate Allocation Fund. The Fund’s total expenses were above the median of its peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that the Advisor is not currently reimbursing any of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses.
Aggressive Allocation Fund. The Fund’s total expenses were below the median of its peer group. The Board took into account the Advisor’s current undertaking to maintain expense limitations for the Fund. The Board noted that the Advisor was reimbursing a portion of the Fund’s expenses. The Board also noted management’s discussion of the Fund’s expenses and certain factors that affected the level of such expenses, including the cost of providing the responsible investing research and analysis provided by the Advisor. The Board noted that the Fund’s administrator had agreed to implement an administrative fee change effective December 1, 2015, which is expected to reduce the administrative fee paid by certain classes of shares; however, the impact of the fee change is not yet reflected in the Fund’s total expenses.
The Board reviewed the Advisor’s profitability on a Fund-by-Fund basis. In reviewing the overall profitability of the Funds to the Advisor, the Board noted that none of the Funds paid an advisory fee to the Advisor but that the Advisor received advisory fees as advisor to the underlying Calvert funds in which the Funds invested. The Board also considered the fact that affiliates of the

calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED) 39

Advisor provided shareholder servicing, administrative and distribution services to each Fund for which they received compensation. The information considered by the Board included Calvert’s operating profit margin information both before and after tax expenses with respect to the services that the Advisor and its affiliates provided to the Calvert Family of Funds complex. The Board also considered whether the Advisor had the financial wherewithal to continue to provide services to the Funds. The Board also noted that the Advisor was reimbursing a portion of the expenses of the Conservative Allocation Fund and Aggressive Allocation Fund. The Board also took into account the Advisor’s current undertaking to maintain expense limitations for all of the Funds. The Board also considered that the Advisor derived benefits to its reputation and other indirect benefits from its relationship with each Fund. Based upon its review, the Board concluded that the Advisor’s and its affiliates’ level of profitability from their relationship with each Fund was reasonable.
The Board considered the effect of each Fund’s current size and its potential growth on its performance and fees. The Board noted that none of the Funds paid an advisory fee to the Advisor. As a result, the Board did not take into account any economies of scale to be realized with respect to the advisory fee. However, the Board noted that if a Fund’s assets increased over time, the Fund might realize other economies of scale if assets increased proportionally more than certain other expenses.
In reapproving the Investment Advisory Agreement with respect to each Fund, the Board, including the disinterested Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weight to various factors. The Board evaluated all information available to them on a Fund-by-Fund basis, and its determinations were made separately with respect to each Fund.
Conclusions
The Board reached the following conclusions regarding the Investment Advisory Agreement with respect to each Fund, among others: (a) the Advisor has demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains appropriate compliance programs; (c) with respect to each Fund, the performance of the Fund is satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) the Advisor is likely to execute its investment strategies consistently over time. Based on its conclusions, the Board determined that reapproval of the applicable Investment Advisory Agreement would be in the best interests of each Fund and its shareholders.

40 calvert.com CALVERT ASSET ALLOCATION FUNDS SEMI-ANNUAL REPORT (UNAUDITED)

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CALVERT ASSET ALLOCATION FUNDS	CALVERT’S FAMILY OF FUNDS
To Open an Account
800-368-2748
Service for Existing Account
Shareholders: 800-368-2745
Brokers: 800-368-2746
Registered Mail
Calvert Investments
c/o BFDS,
P.O. Box 219544
Kansas City, MO 64121-9544
Overnight Mail
Calvert Investments
c/o BFDS,
330 West 9th Street
Kansas City, MO 64105
Web Site
calvert.com
Principal Underwriter
Calvert Investment Distributors, Inc.
4550 Montgomery Avenue
Suite 1000 North
Bethesda, Maryland 20814

Municipal Funds
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Ultra-Short Income Fund
High Yield Bond Fund
Green Bond Fund
Unconstrained Bond Fund
Balanced and Asset Allocation Funds
Balanced Portfolio
Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund

Equity Funds
Large Cap Core Portfolio
Equity Portfolio
Global Value Fund
U.S. Large Cap Core Responsible Index Fund
U.S. Large Cap Value Responsible Index Fund
U.S. Large Cap Growth Responsible Index Fund
U.S. Mid Cap Core Responsible Index Fund
Developed Markets Ex-U.S. Responsible Index Fund
Capital Accumulation Fund
International Equity Fund
Small Cap Fund
Global Energy Solutions Fund
Global Water Fund
International Opportunities Fund
Global Equity Income Fund
Emerging Markets Equity Fund

This report is intended to provide fund information to shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
Note: The information on our website is not incorporated by reference into this report; our website address is included as an inactive textual reference only.
Investors should carefully consider the investment objectives, risks, charges and expenses of the Calvert Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call Calvert at 800/368-2748 or visit calvert.com.

Printed on recycled paper using soy inks.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)     This Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b)     Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes have been made to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees since registrant last provided disclosure in response to this Item.

Item 11. Controls and Procedures.

(a)    The principal executive and financial officers concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) are effective, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Exchange Act, as of a date within 90 days of the filing date of this report.

(b)    There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Not applicable.

(a)(2)     A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Attached hereto.

(a)(3)    Not applicable.

(b)    A certification for the registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached hereto. The certification furnished pursuant to this paragraph is not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CALVERT SOCIAL INVESTMENT FUND

By: /s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 24, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ John H. Streur
John H. Streur
President -- Principal Executive Officer

Date:     May 24, 2016

/s/ Vicki L. Benjamin
Vicki L. Benjamin
Treasurer -- Principal Financial Officer

Date:     May 24, 2016